SCUDDER   (logo)




                              Scudder Variable Life
                                 Investment Fund



                                Semiannual Report
                                  June 30, 1998









   An open-end management investment company that offers shares of beneficial interest in seven types of diversified portfolios.

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                      SCUDDER VARIABLE LIFE INVESTMENT FUND


                                    Contents

Letter from the Fund's President ...........................................  2

Money Market Portfolio Management Discussion ...............................  3

Bond Portfolio Management Discussion .......................................  4

Bond Portfolio Summary .....................................................  5

Balanced Portfolio Management Discussion ...................................  6

Balanced Portfolio Summary .................................................  7

Growth and Income Portfolio Management Discussion ..........................  8

Growth and Income Performance Update .......................................  9

Growth and Income Portfolio Summary ........................................ 10

Capital Growth Portfolio Management Discussion ............................. 11

Capital Growth Performance Update .......................................... 12

Capital Growth Portfolio Summary ........................................... 13

Global Discovery Portfolio Management Discussion ........................... 14

Global Discovery Performance Update ........................................ 15

Global Discovery Portfolio Summary ......................................... 16

International Portfolio Management Discussion .............................. 17

International  Performance Update .......................................... 18

International Portfolio Summary ............................................ 19

Investment Portfolios, Financial Statements, and Financial Highlights

         Money Market Portfolio ............................................ 20

         Bond Portfolio .................................................... 25

         Balanced Portfolio ................................................ 32

         Growth and Income Portfolio ....................................... 42

         Capital Growth Portfolio .......................................... 52

         Global Discovery Portfolio ........................................ 61

         International Portfolio ........................................... 70

Notes to Financial Statements .............................................. 79

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                        LETTER FROM THE FUND'S PRESIDENT


Dear Shareholders,

     We are pleased to present the results of Scudder Variable Life Investment Fund for the six-month period ended June 30, 1998.

     The Portfolios have had another successful six months, with all seven delivering positive returns and more than half of the Portfolios outperforming the average total return of funds in their respective categories, according to Lipper Analytical Services. We believe investors should be pleased with this performance, which is consistent with many of the Portfolios' longer-term track records.

     While the U.S. economy continued on its remarkable era of prosperity during the first six months of 1998, U.S. stocks continued to exhibit high valuations and corporate profit growth slowed as the period came to an end. Earlier this year the Federal Reserve Board worried that the U.S. economy might be growing too rapidly, but so far the Fed has left rates untouched. The overall investment environment is still supported by strong economic growth, benign inflation, and high investor confidence. However, the market environment is beginning to grow increasingly volatile, as profit growth appears to be entering a stage of deceleration and the impact of the Asian crisis seems to be making its way around the globe.

     For investors, this is a good time to evaluate your current investment allocations to see if they are still in line with your long-term objectives. In our view, diversification across many asset classes should provide opportunities for growth while reducing risk exposure in the environment that we anticipate in the near future. In an uncertain market environment, the Fund's broad selection of portfolios with various investment objectives offers this diversification and flexibility, making it an attractive choice for many investors.

     Finally, it should be noted that David B. Watts retired as President of Scudder Variable Life Investment Fund in May of this year, and I have assumed that role and its responsibilities. I am pleased to join the Fund's team in this capacity, and look forward to serving your needs in the future.

     Thank you for your continued investment in Scudder Variable Life Investment Fund. On the following pages you will find letters from each investment team regarding the market environment and specific portfolio strategy during the six-month period. We think you will find it informative reading.

                                       Sincerely,

                                       /s/William M. Thomas

                                       William M. Thomas
                                       President,
                                       Scudder Variable Life Investment Fund

                             MONEY MARKET PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The Money Market Portfolio maintained its $1.00 share price throughout the period and provided a positive total return of 2.56% for the six months ended June 30, 1998. This performance exceeds the 2.54% average return for funds in the Variable Life Money Market category for the same period, according to Lipper Analytical Services. The Portfolio's 30-day net annualized yield at the end of June was 5.23%. Among its peers, the Portfolio ranked in the top quartile of 108 funds in its Lipper category.

     During the six months, the U.S. economy enjoyed an extended period of great strength, including a still-climbing stock market, a strong dollar, high consumer confidence, and low unemployment. Earlier in 1998, the Federal Reserve Board worried that the U.S. economy was growing too rapidly, but so far the Fed has left interest rates unchanged. Short-term interest rates have now been anchored below 5.5% since February of 1997. In this environment of a nearly flat yield curve, we believe that there is little reward for extending the maturity of the Portfolio. As a result, we gradually shortened the average maturity toward the end of the period. On June 30, 1998, the Portfolio's average maturity stood at 25 days, down from 33 days at the beginning of the period.


CALLOUT NEXT TO PRECEDING PARAGRAPH:

     We have taken a
     defensive stance,
     shortening the Portfolio's
     average maturity in
     anticipation of possible
     increases in short-term
     interest rates.


     The Portfolio was invested in a diversified mix of high-quality money market instruments, including commercial paper, repurchase agreements, certificates of deposit issued by major banks, and short-term obligations issued by highly-rated companies. We continued to overweight commercial paper in the Portfolio because it tends to offer some of the highest money market yields available. In addition, we have increased our holdings in floating and variable-rate securities. These securities have longer maturities (of up to one year) and indexing characteristics, meaning that their rates are tied to another rate -- such as the prime rate or the 30-day commercial paper rate -- and are adjusted upward or downward each time the base rate changes. Variable-rate securities tend to have a yield advantage of 0.05% - 0.10% versus a similar fixed-rate issue that matures in 30 days.

     Our outlook is for the domestic economy to continue to be strong for the near term. While the second quarter of 1998 was weaker than the first, we anticipate a continuation of healthy economic growth during the second half of the year. We will continue to maintain a defensive stance, anticipating that the next move by the Fed will likely be one that will support shortening the Portfolio's maturity.

     In the months ahead, we will continue to monitor the economic and interest rate environment, as we position the Portfolio for current income, and stability and liquidity of capital.

         Sincerely,

         Your Portfolio Management Team

         /s/Frank J. Rachwalski, Jr.        /s/John W. Stuebe

         Frank J. Rachwalski, Jr.           John W. Stuebe
         Lead Portfolio Manager

                                 BOND PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The U.S. economy grew at a rapid pace during the first calendar quarter of 1998, despite the drag of the Asian crisis, increasing wage pressures, and fears of a rate hike by the Federal Reserve early in the year. The good news for bond investors was that the robust economy began to show several signs of slowing as the semiannual period progressed, which lessened the chance of an interest rate increase by the Fed.

     The Bond Portfolio provided a total return of 3.50% for the six-month period ended June 30, 1998, compared to a total return of 3.92% for the unmanaged Lehman Aggregate Bond Index for the same period.

CALLOUT NEXT TO PRECEDING PARAGRAPH:

     Signs of decelerating
     growth in the U.S.
     economy are positive for
     bond investors because
     they decrease the
     likelihood of increased
     interest rates.

     We continued with our strategy of lengthening portfolio duration over the six-month period, which stood at 5.5 years as of the end of the period. This was up from 4.9 years at the end of 1997. The Portfolio's duration represents its overall sensitivity to changes in interest rates.

     We manage the Portfolio with a diversified approach, which generally means maintaining broad exposure to a range of securities in the corporate, Treasury, and mortgage-backed sectors. As Treasuries rallied in June, corporate bonds failed to keep pace. As a result, the Portfolio's overweighting in corporates held back performance during this period. Since we take the long view in managing the Portfolio, we tend to hold a larger percentage in corporate bonds than the benchmark Lehman index.

     In the corporate bond sector we emphasized non-cyclical issues, that is, bonds that tend to be less affected by changes in the economic or business cycle such as cable, defense, and telecommunications bonds. We also increased our weighting in the oil sector, an area that has underperformed for some time. With the price of oil dipping to record lows recently, we regarded this as a buying opportunity. Over the long term, we believe a low oil price is not sustainable, which should bode well for oil issues.

     We expect the current environment of slowing growth and benign inflation to continue to provide a good environment for bond investors. We may not have witnessed the full effects of the Asian crisis on U.S. companies and the economy as events there continue to unfold. We think the crisis will help contain inflation and contribute to a slowing of the U.S. economy without dire consequences for U.S. investors. However, there are still many uncertainties including the next steps for Japan's new political leadership and the risk of further currency devaluations in Asia. In this environment, we plan to continue with our diversified approach, while emphasizing securities that can add incremental value to the Portfolio's long-term returns.

         Sincerely,
         Your Portfolio Management Team

         /s/Stephen A. Wohler               /s/Kelly D. Babson

         Stephen A. Wohler                  Kelly D. Babson
         Lead Portfolio Manager

                                 BOND PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1998

   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   Bond Portfolio
   --------------------------------------
     1 Year $ 10,954     9.54%     9.54%
     5 Year $ 13,528    35.28%     6.23%
    10 Year $ 22,662   126.62%     8.52%
   --------------------------------------
   LBAB Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 11,053    10.53%    10.53%
     5 Year $ 13,944    39.44%     6.87%
    10 Year $ 23,812   138.12%     9.06%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT
--------------------------------------------

Yearly periods ended June 30

 BOND PORTFOLIO
 Year              Amount
 --------------------------
 '88               10000
 '89               11221
 '90               12101
 '91               13394
 '92               15276
 '93               17077
 '94               16853
 '95               18968
 '96               19918
 '97               21543
 '98               23812

 LBAB INDEX
 Year              Amount
 -----------------------------
 '88               10000
 '89               10917
 '90               11614
 '91               12777
 '92               14675
 '93               16752
 '94               16366
 '95               18235
 '96               19095
 '97               20688
 '98               22662

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Bond Portfolio.

Chart Title:  ASSET QUALITY
-----------------------------------------
 U.S. Government
 & Agencies          29%
 AAA*                13%
 AA                   9%
 A                   19%
 BBB                 14%
 BB                  11%
 B                    5%
                   -----
                    100%
                   -----

 Average Quality: A
 *Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Portfolio maintains
broad exposure to a range of
securities in the corporate,
Treasury and mortgage-backed
sectors -- each advantageous
at different times and in
certain market conditions.


Chart Title:  EFFECTIVE MATURITY
-------------------------------------------
 Less than 1 year                        7%
 1 - 3 years                            12%
 3 - 7 years                            42%
 7 - 12 years                           12%
 12 years or greater                    27%
                                      -----
                                       100%
                                      -----
Weighted average effective maturity: 9 years


Chart Title:  DIVERSIFICATION
-----------------------------------------------
 Corporate Bonds                            54%
 U.S. Government & Agencies                 20%
 U.S. Government Agency Pass-Thrus          11%
 Foreign Bonds - U.S.$ Denominated           4%
 Government National Mortgage Assoc.         4%
 Asset-Backed Securities                     3%
 Collateralized Mortgage Obligations         2%
 Short Term Investments                      2%
                                          -----
                                           100%
                                          -----

                               BALANCED PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The Balanced Portfolio provided a total return of 13.38% for the six-month period ended June 30, 1998, surpassing the average return of 9.61% for similar funds tracked by Lipper Analytical Services. Among its peers, the Portfolio ranked in the top 16% of 51 funds in the Variable Life Balanced category according to Lipper.

     The stock market added to its gains over the six months, but with increased volatility during the second quarter. Many investors became concerned about worsening economic conditions in Asia and the strong U.S. dollar, which caused a temporary pullback, although the underlying strong fundamentals of the U.S. economy helped stocks recover in the final weeks of the period.

CALLOUT NEXT TO PRECEDING PARAGRAPH:

     The Portfolio's two areas
     of concentration  -- large
     company growth stocks
     and investment grade
     bonds --  benefited from
     careful security selection
     and a declining interest
     rate environment,
     respectively.

     The Portfolio's equity position is constructed company by company with a focus on businesses which we believe have solid long-term franchises, focused and experienced management teams, and sustainable above average earnings growth. Among the Portfolio's equity holdings, the two best performing sectors were health, particularly large pharmaceutical stocks (including third-largest holding Pfizer), and consumer discretionary stocks (top ten holdings Home Depot and Wal-Mart Stores). The equity portion of the Portfolio also benefited from its lack of exposure to energy stocks, which underperformed for most of the period.

     Bonds provided attractive income and total returns over the period, as yields on long-term bonds generally declined, and the economy grew at a moderate pace with no inflation to speak of. We manage the fixed income portion of the Portfolio with a diversified approach, by investing in the corporate, Treasury, and mortgage-backed sectors. While we usually overweight corporate bonds to gain a yield advantage, other sectors, such as Treasuries, can also provide valuable components to overall returns. In the corporate bond sector, we emphasized non-cyclical issues, increased our weighting in the oil sector, and continued with an underweighted position in the mortgage sector.

     In the months ahead, aftershocks from the economic crisis in Asia will likely increase. Combined with a strong dollar and slower economic growth, we view any increase in interest rates by the Federal Reserve as unlikely, at least in the near term. Overall, we are keenly aware of the relatively high prices of stocks and will keep this in mind as we continue to seek high quality growth companies that we believe are able to deliver the earnings growth expected of them. We believe that the Balanced Portfolio will continue to provide attractive and consistent performance over time, with reduced volatility, through investment in a portfolio of quality stocks and bonds.

          Sincerely,
          Your Portfolio Management Team

          /s/Valerie F. Malter               /s/George Fraise

          Valerie F. Malter                  George Fraise
          Lead Portfolio Manager

          /s/Kelly D. Babson                 /s/Stephen A. Wohler

          Kelly D. Babson                    Stephen A. Wohler

                               BALANCED PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1998

   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   Balanced Portfolio
   --------------------------------------
     1 Year $ 12,278    22.78%    22.78%
     5 Year $ 20,567   105.67%    15.51%
    10 Year $ 34,008   240.08%    13.02%
   --------------------------------------
   S&P500 Index (60%)
   and LBAB Index (40%)
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 12,221    22.21%    22.21%
     5 Year $ 21,426   114.26%    16.45%
    10 Year $ 39,848   298.48%    14.82%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT
--------------------------------------------

Yearly periods ended June 30

 BALANCED PORTFOLIO
 Year               Amount
 --------------------------
 '88               10000
 '89               11221
 '90               12101
 '91               13394
 '92               15276
 '93               17077
 '94               16853
 '95               18968
 '96               19918
 '97               21543
 '98               23812

 S&P 500 INDEX
 Year              Amount
 --------------------------
 '88               10000
 '89               12053
 '90               14042
 '91               15078
 '92               17103
 '93               19435
 '94               19709
 '95               24845
 '96               31303
 '97               42170
 '98               54892

 LBAB INDEX
 Year              Amount
 --------------------------
 '88               10000
 '89               11610
 '90               12439
 '91               12721
 '92               14884
 '93               16535
 '94               16486
 '95               19633
 '96               22888
 '97               27699
 '98               34008


The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization- weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 109.50% and 15.39%, respectively.

Chart Title:  EQUITY HOLDINGS
-----------------------------------------
     Sector breakdown of the
    Portfolio's equity holdings
-----------------------------------------
 Health                        21%
 Consumer Staples              20%
 Technology                    15%
 Consumer Discretionary        12%
 Manufacturing                 10%
 Media                          8%
 Financial                      7%
 Durables                       5%
 Service Industries             2%
                            ------
                              100%
                            ------

Chart Title:  FIVE LARGEST EQUITY HOLDINGS
------------------------------------------

 1. General Electric Co. Leading producer of electrical equipment
 2. Proctor & Gamble Co. Diversified manufacturer of consumer products
 3. Pfizer, Inc. Leading international pharmaceutical company
 4. Coca-Cola Co., Inc. International soft drink company
 5. Home Depot, Inc. Building supply/home improvement stores



         FIXED INCOME HOLDINGS

Chart Title:  FIXED INCOME HOLDINGS
-------------------------------------------
By Asset Type
-------------------------------------------
Corporate Bonds                        50%
U.S. Government Agencies               24%
U.S. Gov't Agency Pass-Thrus           14%
Asset-Backed Securities                 5%
Foreign - U.S.$ Denominated             3%
GNMA                                    2%
Collateralized Mortgage                 2%
Obligations
                                     -----
                                      100%
                                     -----

-------------------------------------------
By Quality
-------------------------------------------
U.S. Government & Agencies             36%
AAA*                                   18%
AA                                      9%
A                                      19%
BBB                                     9%
BB                                      9%
                                     -----
                                      100%
                                     -----
*Category includes cash equivalents

                           GROWTH AND INCOME PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The equity markets got off to a great start at the beginning of the year, sputtered somewhat in the second quarter, and rebounded strongly in the final weeks of the period to record impressive half year gains. The Growth and Income Portfolio's Class A Shares provided a total return of 10.00% for the six months, compared to a total return of 17.71% for the unmanaged S&P 500 Index for the same period.

CALLOUT NEXT TO PRECEDING PARAGRAPH:

     We continue to focus on
     finding stocks with
     attractive  valuations and
     a higher than  average
     dividend  yield,  which we
     believe  has helped the
     Portfolio  to provide
     attractive returns over the
     long term.

     The Portfolio's strategy, which focuses on stocks with relatively high dividend yields and attractive valuations, generally was not in favor during the period, as low and non-dividend yielding stocks -- primarily very large market capitalization ("mega-cap") growth stocks -- provided top performance. As a result, the Portfolio's strong absolute return fell short of the S&P 500 return due to the substantial component of mega-cap growth stocks in the index.

     The Fund especially benefited from its exposure to consumer-oriented holdings. Unilever, Bristol-Myers Squibb, and American Home Products delivered particularly strong returns for the period. In the retail area, Sears, Rite Aid, and May Department Stores all exceeded returns of the overall market. The weakest performers were cyclical, commodity-oriented companies, including chemical companies BetzDearborn and Witco, paper company Temple-Inland, and steel producers Allegheny Teledyne and Oregon Steel Mills.

     Our sector weightings did not change radically during the six-month period. However, we did increase the defensiveness of the Portfolio this year, by adding to the energy, telecommunications, REIT (real estate investment trust), and electric utilities areas, where we believe valuations are truly low. The telecommunications sector, in our view, will be one of the least vulnerable to negative developments in Asia (and the global domino effects), while benefiting from an explosion in demand for high speed data services. Financial services holdings, which are characteristically defensive in nature, continued to comprise the Portfolio's largest sector exposure, at 25% of assets.

     So far this year, the stock market has not agreed with us, choosing instead a "flight to quality" that has focused on high p/e (price/earnings ratio) and mega-cap growth stocks. We think the current environment that favors this type of stock will fade, especially as earnings continue to decelerate and investors realize they can find more attractive values at reasonable prices among stocks with relatively high dividend yields.

         Sincerely,
         Your Portfolio Management Team

         /s/Robert T. Hoffman           /s/Kathleen T. Millard

         Robert T. Hoffman              Kathleen T. Millard
         Lead Portfolio Manager

         /s/Benjamin W. Thorndike       /s/Lori J. Ensinger

         Benjamin W. Thorndike          Lori J. Ensinger

                           GROWTH AND INCOME PORTFOLIO
                     PERFORMANCE UPDATE as of June 30, 1998

--------
CLASS A
--------

   Growth and Income Portfolio
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 12,105    21.05%    21.05%
   Life of  $ 24,230   142.30%    23.68%
   Fund*

   --------------------------------------
   S&P 500 Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 13,017    30.17%    30.17%
   Life of  $ 27,614   176.14%    27.58%
   Fund*

   *  The Fund commenced operations on May 2, 1994.
      On May 1, 1997, existing shares were designated as Class A shares.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT
--------------------------------------------

 GROWTH AND INCOME PORTFOLIO
 Year              Amount
 ---------------------------
 5/94*             10000
 6/94               9915
 12/94             10397
 6/95              12498
 12/95             14304
 6/96              15747
 12/96             17588
 6/97              21214
 12/97             23458
 6/98              27614

 S&P500 INDEX
 Year              Amount
 ---------------------------
 5/94*                10000
 6/94                  9854
 12/94                10235
 6/95                 11817
 12/95                13483
 6/96                 14645
 12/96                16472
 6/97                 19528
 12/97                21491
 6/98                 23640

 --------
 CLASS B
 --------

   --------------------------------------
   Growth and Income Portfolio
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 12,092    20.92%    20.92%
   Life of  $ 13,501    35.01%    29.41%
   Fund**

   --------------------------------------
   S&P 500 Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 13,017    30.17%    30.17%
   Life of  $ 14,430    44.30%    36.91%
   Fund**

   ** The Fund commenced selling Class
      B shares on May 1, 1997.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT
--------------------------------------------

 GROWTH AND INCOME PORTFOLIO
 Year              Amount
 --------------------------
 5/1/97**          10000
 6/97              11085
 9/97              11916
 12/97             12258
 3/98              13968
 6/98              14430

 S&P500 INDEX
 Year              Amount
 ---------------------------
 5/1/97**          10000
 6/97              11165
 9/97              12179
 12/97             12288
 3/98              13852
 6/98              13501

 ~The    Standard   &   Poor's    (S&P)   500   Index   is   an    unmanaged
capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Growth and Income Portfolio.

                           GROWTH AND INCOME PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1998

Chart Title:  DIVERSIFICATION
------------------------------

 Equity Securities         98%
 Cash Equivalents           2%
                         -----
                          100%
                         -----

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

 ----------------------------------
      Sector breakdown of the
    Portfolio's equity holdings
 ----------------------------------
 Financial                     25%
 Manufacturing                 14%
 Durables                      11%
 Communications                 9%
 Energy                         9%
 Consumer Staples               7%
 Utilities                      7%
 Health                         6%
 Consumer Discretionary         5%
 Other                          7%
                             -----
                              100%
                             -----

We believe our emphasis on stocks with
lower p/e ratios and attractive valuations will provide sustainable performance as valuations converge to more normal levels over the long term.


Chart Title:  TEN LARGEST EQUITY HOLDINGS
(22% OF PORTFOLIO)
-----------------------------------------

   1. Ford Motor Co. Leading automobile manufacturer
   2. Chase Manhattan Corp. Commercial bank
   3. Xerox Corp. Leading manufacturer of copiers and duplicators
   4. H.J. Heinz Co. Major manufacturer of processed foods
   5. First Union Corp. Commercial bank
   6. Bell Atlantic Corp. Telecommunication services
   7. American Home Products Corp. Major diversified pharmaceutical company
   8. Dana Corp. Manufacturer of automotive parts
   9. Imperial Chemical Industries PLC Leading international chemical company
  10. Lincoln National Corp. Holding company for insurance and financial products

                            CAPITAL GROWTH PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     Investors continued to favor stocks with the largest market capitalizations (market-cap) over the first six months of 1998. In this environment, the Capital Growth Portfolio -- Class A returned 15.85%, which compares to the 17.71% return of the unmanaged S&P 500 for the six-month period ended June 30, 1998.

     Valuations have taken a back seat to stability of earnings as the primary criteria for stock selection. Investors are displaying a willingness to invest in mega-cap stocks with p/e multiples greater than 40 whose expected earnings are presumably assured. We believe that there are few assurances in investing, especially when it comes to paying relatively high prices for a potential stream of earnings.

CALLOUT NEXT TO PRECEDING PARAGRAPH:

     Over the period,  investors
     showed a preference for
     high price/earnings
     multiple stocks with
     presumed future earnings
     streams over stocks with
     stable earnings.

     Record high confidence and robust spending on the part of consumers has ruled the roost so far this year, with a favorable impact on the Portfolio's holdings. Carnival, the cruise line operator, was a new position that has been a beneficiary of strong consumer confidence and the "wealth effect" many have experienced with a rising stock market. Another strong performer was Home Depot, a top holding, which benefited from declining interest rates and high housing turnover.

     The technology sector was another story, as Asian worries resurfaced to hold back returns. Our semiconductor and semiconductor-related holdings were particularly hard hit, including Intel and Applied Materials. We stayed with these positions during the six months because our ongoing strategy is to emphasize dominant participants in various industry segments and we do not attempt to time short-term changes in stock prices.

     In the financial services sector, we made several sales and reductions in the wake of the April 6th proposed merger announcement by Travelers and Citicorp. These sales were made based on our belief that the benefits of consolidation already had been realized in the stock prices. Despite our reduced position, we remained overweighted in this sector, reflecting a long lasting and successful portfolio theme.

     A decelerating economy and the delayed impact of the Asian crisis will likely shape how the stock market acts as we move into the second half of 1998. Stock market returns for the first six months of 1998 have already exceeded the 11% average annualized return for stocks over the long term. In the context of three years of historically above average returns, we have positive, but more modest expectations for the second half of 1998.

         Sincerely,

         Your Portfolio Management Team

         /s/William F. Gadsden                    /s/Bruce F. Beaty

         William F. Gadsden                       Bruce F. Beaty
         Lead Portfolio Manager

                            CAPITAL GROWTH PORTFOLIO
                     PERFORMANCE UPDATE as of June 30, 1998

--------
CLASS A
--------

   Capital Growth Portfolio
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 12,682    26.82%    26.82%
     5 Year $ 24,884   148.84%    20.00%
    10 Year $ 45,195   351.95%    16.28%

   S&P 500 Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 13,017    30.17%    30.17%
     5 Year $ 28,243   182.43%    23.06%
    10 Year $ 54,892   448.92%    18.55%

   *  On May 12, 1997, existing shares
      were designated as Class A shares.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title: GROWTH OF A $10,000  INVESTMENT
--------------------------------------------

Yearly  periods  ended June 30

 CAPITAL  GROWTH PORTFOLIO
 Year              Amount
 --------------------------
 '88               10000
 '89               12053
 '90               14042
 '91               15078
 '92               17103
 '93               19435
 '94               19709
 '95               24845
 '96               31303
 '97               42170
 '98               54892

 S&P500 INDEX
 Year              Amount
 --------------------------
 '88               10000
 '89               11691
 '90               12630
 '91               12978
 '92               15375
 '93               18162
 '94               18002
 '95               21658
 '96               26094
 '97               35637
 '98               45195

--------
CLASS B
--------

   Capital Growth Portfolio

   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 12,655    26.55%    26.55%
   Life of  $ 13,658    36.58%    31.63%
   Fund**

   S&P 500 Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 13,017    30.17%    30.17%
   Life of  $ 13,601    36.01%    32.87%
   Fund**

   ** The  Fund commenced selling Class B
      shares on May 12, 1997.  Index
      comparisons began on May 31, 1997.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT

 CAPITAL GROWTH PORTFOLIO
 Year              Amount
 --------------------------
 5/97**            10000
 6/97              10449
 9/97              11232
 12/97             11554
 3/98              13166
 6/98              13601

 S&P500 INDEX
 Year              Amount
 ---------------------------
 5/97**            10000
 6/97              10581
 9/97              11739
 12/97             11569
 3/98              13079
 6/98              13391


~The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Capital Growth Portfolio.

                            CAPITAL GROWTH PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1998

Chart Title:  DIVERSIFICATION
------------------------------------------------
 Equity Securities              93%
 Cash Equivalents                7%
                             ------
                               100%
                             ------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

 ----------------------------------
      Sector breakdown of the
    Portfolio's equity holdings
 ----------------------------------
 Financial                     18%
 Technology                    16%
 Consumer Discretionary        14%
 Energy                        11%
 Health                        10%
 Manufacturing                  8%
 Consumer Staples               7%
 Media                          5%
 Durables                       5%
 Other                          6%
                             -----
                              100%
                             -----

Record high consumer confidence
and spending during the period
contributed to the strong performance
of some of the Portfolio's top holdings.


Chart Title:  TEN LARGEST EQUITY HOLDINGS
(24% OF PORTFOLIO)
-----------------------------------------

   1. American International Group, Inc. Major international insurance holding company
   2. EXEL,  Ltd. Provider of liability insurance
   3. Home Depot, Inc. Building  supply/home improvement stores
   4. Procter & Gamble Co. Diversified manufacturer of consumer products
   5. WorldCom, Inc. Long distance telecommunication services
   6. Schering-Plough Corp. Pharmaceutical and consumer products
   7. Intel Corp. Semiconductor memory circuits
   8. Royal Dutch Petroleum Co. International energy company
   9. Compaq Computer Corp. Leading manufacturer of personal computers
  10. Omnicom Group, Inc. Leading advertising company

                           GLOBAL DISCOVERY PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     For the six-month period ended June 30, 1998, the Global Discovery Portfolio -- Class A returned 16.68%, compared to the 10.40% return of its benchmark, the unmanaged Salomon Brothers World Equity Extended Market Index. Relative to its peers, the Portfolio ranked in the top 35% of 48 funds in the Variable Life Global category during the semiannual period according to Lipper Analytical Services.

     In our view, three factors contributed to the Portfolio's strong performance over the six months: good stock selection, an overweighting in Europe, and an underweighting in Asia and Latin America. Europe has been one of the best performing areas in the world, and near period-end European Monetary Union member nations agreed to the initial participants (11 of 15 Western European countries) in the single currency, the euro, which will be introduced on January 1, 1999. Asia, on the other hand, remains troubled. While we have seen some positive progress with several International Monetary Fund agreements, we believe the worst is not behind us yet.

CALLOUT NEXT TO PRECEDING PARAGRAPH:

     The Portfolio benefited
     significantly from its
     individual stock selection
     approach, which seeks
     diversification by country,
     industry, and business
     line.

     During the period, we continued to stick with our strategy of selecting well-run, rapidly growing companies. Our approach seeks diversification through exposure to multiple countries, industries, and business lines. This tends to result in holdings with a relatively low correlation to one another, thereby reducing overall portfolio volatility. Good examples of this approach are three of the Portfolio's top holdings: Network Appliance (U.S. technology), Jeronimo Martins (supermarkets in Portugal, Brazil, and Poland), and Bank of Ireland. The performance of each of these stocks is driven by different factors.

     Looking ahead, as an "equity culture" develops in Europe (traditionally, investors have preferred bonds and interest-bearing investments offered by banks), we think there will be a tremendous opportunity for small-cap stock investing. Companies in Germany, especially, have a considerable way to go to integrate equity investing into the corporate financing system. We also think Eastern Europe presents some attractive investment possibilities.

     With U.S. market valuations relatively high and the economic cycle extended, we expect to find more attractive opportunities abroad than in the United States. Asia has some promising companies, but we believe the region is not out of the woods yet, and risk exceeds opportunity at this juncture. As events unfold in the United States, Europe, and Asia in the months ahead, we intend to continue with our individual stock selection approach, which we believe has served the Portfolio well to date.

         Sincerely,
         Your Portfolio Management Team

         /s/Gerald J. Moran       /s/Sewall F. Hodges

         Gerald J. Moran          Sewall F. Hodges
         Lead Portfolio Manager

                           GLOBAL DISCOVERY PORTFOLIO
                     PERFORMANCE UPDATE as of June 30, 1998

--------
CLASS A
--------

   Global Discovery Portfolio
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 11,921    19.21%    19.21%
   Life of  $ 13,835    38.35%    16.18%
   Fund*

   Salomon Brothers World Equity
   EMI Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 11,083    10.83%    10.83%
   Life of  $ 12,202    22.02%     9.62%
   Fund*

   *  The Fund commenced operations on
      May 1, 1996. On May 2, 1997,
      existing shares were designated
      as Class A shares.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT
--------------------------------------------

 GLOBAL DISCOVERY PORTFOLIO
 Year              Amount
 --------------------------
 5/96*             10000
 6/96               9946
 9/96               9945
 12/96             10197
 3/97               9895
 6/97              11010
 9/97              11701
 12/97             11052
 3/98              12493
 6/98              12202

 SALOMON BROTHERS WORLD EQUITY EMI INDEX
 Year              Amount
 -----------------------------
 5/96*             10000
 6/96              10167
 9/96              10383
 12/96             10550
 3/97              10215
 6/97              11605
 9/97              12242
 12/97             11857
 3/98              13903
 6/98              13835

--------
CLASS B
--------

   Global Discovery Portfolio
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 11,892    18.92%    18.92%
   Life of  $ 13,292    32.92%    27.76%
   Fund**

   Salomon Brothers World Equity
   EMI Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 11,083    10.83%    10.83%
   Life of  $ 12,361    23.61%    19.92%
   Fund**

   ** The Fund commenced selling Class
      B shares on May 2, 1997.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT
--------------------------------------------

 GLOBAL DISCOVERY PORTFOLIO
 Year              Amount
 --------------------------
 5/2/97**          10000
 6/97              11153
 9/97              11853
 12/97             11196
 3/98              12656
 6/98              12361


 SALOMON BROTHERS WORLD EQUITY EMI INDEX
 Year              Amount
 ---------------------------------------
 5/2/97**          10000
 6/97              11177
 9/97              11790
 12/97             11403
 3/98              13375
 6/98              13292

~The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Global Discovery Portfolio.

                           GLOBAL DISCOVERY PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1998

Chart Title:  DIVERSIFICATION
-----------------------------
 By Region
 (Excluding 9% Cash Equivalents)
 -------------------------------

 Europe                     58%
 U.S. & Canada              39%
 Japan                       1%
 Other                       2%
                          -----
                           100%
                          -----

A graph in the form of a pie chart
appears here, illustrating the exact
data points in the above table.

The Portfolio was 97% invested in European and North American holdings at the end of the period, significantly limiting its exposure to weakened Asian and Latin
American markets.

Chart Title:  DIVERSIFICATION
-----------------------------
 By Sector
 (Excluding 9% Cash Equivalents)
 -------------------------------
 Service Industries         21%
 Technology                 17%
 Financial                  14%
 Health                     10%
 Consumer Staples            8%
 Consumer Discretionary      8%
 Communication               7%
 Energy                      4%
 Manufacturing               3%
 Other                       8%
                          -----
                           100%
                          -----

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Chart Title:  TEN LARGEST EQUITY HOLDINGS
(30% OF PORTFOLIO)
-----------------------------------------

   1. Network Appliance, Inc. Designer and manufacturer of network data storage devices in the United States
   2. Serco Group PLC Facilities management company in the United Kingdom
   3. Sterling Commerce, Inc. Producer of electronic data interchange products and services in the United States
   4. Jeronimo Martins SA Food  producer and retailer in Portugal
   5. Bank of Ireland PLC Bank in Ireland
   6. Millicom International Cellular SA Developer and operator of cellular telephone networks in Luxembourg
   7. Vitesse Semiconductor Corp. Manufacturer of digital integrated circuits in the United States
   8. Marschollek Lautenschlaeger und Partner AG Leading independent life insurance company in Germany
   9. Altran Technologies SA Engineering and consulting services in France
  10. Provident Financial PLC Personal finance group in the United Kingdom

                             INTERNATIONAL PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The past six months have been characterized by the outstanding performance of the Portfolio's European equity holdings, as well as limited exposure to the economic crisis in Southeast Asia and the weak Japanese market. These conditions helped the International Portfolio -- Class A to provide a total return of 20.51% for the six-month period ended June 30, 1998. This performance exceeds the 15.59% total return of the unmanaged Morgan Stanley Capital International Europe, Australia, Far East and Canada Index for the same period. Among its peers, the Portfolio ranked in the top 17% of 110 funds in the Variable Life International category as tracked by Lipper Analytical Services.

     During the period, the Portfolio focused on European companies, which continue to benefit from three favorable trends: the beginning of a cyclical economic recovery, ongoing corporate restructuring, and optimism that European Monetary Union (EMU) will prompt further movement toward a more economically integrated Europe. The peripheral markets -- especially Italy, Portugal, and Spain -- were particularly robust, as steeply declining interest rates and the promise of EMU was translated into higher than expected growth for these countries.


CALLOUT NEXT TO PRECEDING PARAGRAPH:

     During the first half of
     1998, we focused on the
     many positive events in
     Europe and remained
     cautious toward emerging
     markets due to the
     aftershocks of the crisis in
     Southeast Asia.


     The major market to disappoint was Japan, where the Tokyo Stock Exchange Stock Price Index (TOPIX) fell 1.3% in U.S. dollars during the six-month period, and the yen weakened as well. The Portfolio maintained an already underweight exposure to Japan, while selectively shifting the focus of stock selection from global blue chips toward potential beneficiaries of domestic deregulation and corporate restructuring.

     We are also maintaining a cautious stance toward most emerging markets. In Asia, the deep structural adjustments required should continue to hold equity valuations down. These small, developing countries were overwhelmed by global capital flows which their weak financial systems and economic structures were ill-adapted to handle. Uncertainty remains high, since the future course of these economies depends on multiple government policy actions that have yet to appear. In addition, the currency crisis in Southeast Asia has also exposed potential structural issues in Latin America, making these markets less attractive and leading us to maintain a modest exposure to this less-established area.

     In the months ahead, we will continue to position the Portfolio to benefit from the longer term secular gains to be derived from industry consolidation and corporate restructuring in Europe. With respect to Japan, the Portfolio's exposure to restructuring is relatively light for now, but we remain vigilant in anticipation of the time that this theme will become as promising there as it has been in Europe.

         Sincerely,
         Your Portfolio Management Team

         /s/Irene T. Cheng                  /s/Carol L. Franklin

         Irene T. Cheng                     Carol L. Franklin
         Lead Portfolio Manager

         /s/Nicholas Bratt                  /s/Joan R. Gregory

         Nicholas Bratt                     Joan R. Gregory

         /s/Sheridan Reilly                 /s/Deborah A. Chaplin

         Sheridan Reilly                    Deborah A. Chaplin

                             INTERNATIONAL PORTFOLIO
                     PERFORMANCE UPDATE as of June 30, 1998

CLASS A

   International Portfolio
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 11,520    15.20%    15.20%
     5 Year $ 19,993    99.93%    14.86%
    10 Year $ 33,155   231.55%    12.73%

   MSCI EAFE & Canada Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 10,629     6.29%     6.29%
     5 Year $ 16,247    62.47%    10.19%
    10 Year $ 19,404    94.04%     6.85%

   *  On May 8, 1997, existing shares
      were designated as Class A shares.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title: GROWTH OF A $10,000 INVESTMENT
-------------------------------------------

Yearly  periods  ended  June 30

 INTERNATIONAL PORTFOLIO
 Year              Amount
 --------------------------
 '88               10000
 '89               10963
 '90               11307
 '91               10072
 '92                9994
 '93               11943
 '94               13875
 '95               14189
 '96               16083
 '97               18257
 '98               19404

 MSCI EAFE & CANADA INDEX
 Year              Amount
 --------------------------
 '88               10000
 '89               11955
 '90               15537
 '91               13965
 '92               15205
 '93               16584
 '94               20094
 '95               20620
 '96               24007
 '97               28780
 '98               33155

--------
CLASS B
--------

   International Portfolio
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 11,499    14.99%    14.99%
   Life of  $ 12,327    23.27%    20.04%
   Fund**

   MSCI EAFE & Canada Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 10,629     6.29%     6.29%
   Life of  $ 11,196    11.96%    11.00%
   Fund**

   ** The Fund commenced selling Class
      B shares on May 8, 1997. Index
      comparisons began on May 31, 1997.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT
--------------------------------------------

 INTERNATIONAL PORTFOLIO
 Year              Amount
 --------------------------
 5/97**            10000
 6/97              10534
 9/97              10495
 12/97              9686
 3/98              11109
 6/98              11196

 MSCI EAFE & CANADA INDEX
 Year              Amount
 -----------------------------
 5/97**            10000
 6/97              10513
 9/97              10649
 12/97             10036
 3/98              11412
 6/98              12089

~The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the International Portfolio.

                             INTERNATIONAL PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1998

Chart Title:  DIVERSIFICATION
-----------------------------
 By Region
 (Excluding 4% Cash Equivalents)
 -------------------------------
 Europe                     84%
 Japan                       9%
 Pacific Basin               5%
 Latin America               1%
 U.S. &  Canada              1%
                          -----
                           100%
                          -----

A graph in the form of a pie chart
appears here, illustrating the exact
data points in the above table.

Top holdings include companies such as
AEGON that are already well positioned for the challenges of increased global competition, as well as companies in the process of restructuring with global agendas in mind, including Alcatel Alsthom.


Chart Title:  DIVERSIFICATION
-----------------------------
 By Sector
 (Excluding 4% Cash Equivalents)
 -------------------------------
 Financial                  24%
 Manufacturing              21%
 Durables                    7%
 Communications              7%
 Media                       6%
 Health                      6%
 Consumer Staples            6%
 Technology                  4%
 Service Industries          4%
 Other                      15%
                          -----
                           100%
                          -----

A graph in the form of a pie chart
appears here, illustrating the exact
data points in the above table.

Chart Title:  TEN LARGEST EQUITY HOLDINGS
(19% OF PORTFOLIO)
-----------------------------------------

   1. Hoechst AG Chemical producer in Germany
   2. Alcatel Alsthom Manufacturer of transportation, telecommunication and energy equipment in France
   3. AEGON Insurance Group NV Insurance company in the Netherlands
   4. Bayerische Vereinsbank AG Commercial bank in Germany
   5. Novartis AG Pharmaceutical company in Switzerland
   6. WPP Group PLC Advertising  agency in the United  Kingdom
   7. Mannesmann AG Diversified construction and technology company in Germany
   8. Skandia Foersaekrings AB Financial conglomerate in Sweden
   9. SAP AG Computer software manufacturer in Germany
  10. Credit Suisse Group Provider of bank services, management services and life insurance in Switzerland

                             MONEY MARKET PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                      Principal
                                                                                      Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 1.0%
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1998 at 5.75% to be repurchased at $1,210,193 on 7/1/1998, collateralized by a
   $1,305,000 U.S. Treasury Bill, 6/24/1999 (Cost $1,210,000) ....................     1,210,000
1,210,000
                                                                                                        -----------

COMMERCIAL PAPER 73.4%
-------------------------------------------------------------------------------------------------------------------
Baxter International, Inc., 5.5%, 7/17/1998* .....................................     6,000,000
5,985,200
Bell Atlantic Corp., 5.65%, 7/20/1998* ...........................................     2,958,000
2,949,179
Broadway Capital Corp., 5.63%, 7/6/1998* .........................................     4,167,000
4,163,742
Coca-Cola Enterprises, Inc., 5.53%, 7/9/1998* ....................................     6,000,000
5,992,627
Countrywide Home Loan Corp., 5.54%, 7/16/1998* ...................................     6,000,000
5,986,150
CSW Credit, Inc., 5.53%, 7/20/1998* ..............................................     5,000,000
4,985,407
Eksportfinans A/S, 5.8%, 7/6/1998* ...............................................     3,733,000          3,729,993
Ford Motor Credit Co., 5.56%, 7/2/1998* ..........................................     1,000,000
999,846
Ford Motor Credit Co., 5.36%, 8/3/1998* ..........................................     5,000,000
4,975,433
Frontier Corp., 5.58%, 7/6/1998* .................................................     4,000,000          3,996,900
Gotham Funding Corp., 5.65%, 7/10/1998* ..........................................     6,000,000
5,991,525
JP Morgan, 5.28%, 10/15/1998* ....................................................     4,000,000          3,937,813
Lehman Brothers Corp., 5.62%, 7/15/1998* .........................................     6,000,000
5,986,887
Madison Funding Corp., 5.56%, 7/13/1998* .........................................     1,217,000
1,214,744
Monsanto Co., 5.51%, 7/23/1998* ..................................................     5,600,000
5,581,144
Northern Indiana Public Services, 5.6%, 7/17/1998* ...............................     2,842,000
2,834,927
Old Line Fund Corp., 5.55%, 7/21/1998* ...........................................     6,000,000
5,981,500
Salomon Smith Barney, 5.55%, 7/10/1998* ..........................................     3,649,000
3,643,937
Sanwa Business Credit Corp., 5.62%, 7/10/1998* ...................................     4,000,000
3,994,380
Svenska Handelsbanken, 5.51%, 8/6/1998* ..........................................     3,112,000
3,094,853
Thunder Bay Funding Corp., 5.57%, 7/15/1998* .....................................     6,000,000
5,987,003
                                                                                                        -----------
Total Commercial Paper (Cost $92,013,190) ........................................                       92,013,190
                                                                                                        -----------

CERTIFICATE OF DEPOSIT 2.4%
-------------------------------------------------------------------------------------------------------------------
Huntington National Bank, 5.8%, 9/22/1998 (Cost $2,999,485) ......................     3,000,000
2,999,485

SHORT-TERM AND MEDIUM-TERM NOTES 23.2%
-------------------------------------------------------------------------------------------------------------------
American Honda Finance Corp., Floating Rate Note, 5.67%, 5/26/1999** .............     5,000,000
      4,999,549
Bankers Trust Co., Floating Rate Note, 5.61%, 3/19/1999** ........................     4,000,000
3,998,877
Goldman Sachs & Co., 5.69%, 3/26/1999** ..........................................     5,000,000
5,000,000
Household Finance Corp., Floating Rate Note, 5.64%, 3/9/1999** ...................     5,000,000
 5,000,000
Merrill Lynch & Co., 5.63%, 4/14/1999** ..........................................     5,000,000
5,000,000
Sigma Finance Corp., Floating Rate Note, 5.63%, 4/27/1999** ......................     5,000,000
5,000,000
                                                                                                        -----------
Total Short-Term and Medium-Term Notes (Cost $28,998,426) ........................
28,998,426
                                                                                                        -----------
===================================================================================================================

Total Investment Portfolio-- 100.0% (Cost $125,221,101) (a) ......................
125,221,101
                                                                                                        ===========
===================================================================================================================

*     Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of June 30, 1998.

(a)   Cost for federal income tax purposes is $125,221,101.

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------

Assets
Investment securities (cost $125,221,101) ..................................    $    125,221,101
Interest receivable ........................................................             231,673
Receivable for Portfolio shares sold .......................................           1,898,392
Other assets ...............................................................               1,059
                                                                                ----------------
Total assets ...............................................................         127,352,225

Liabilities
Payable for Portfolio shares redeemed ......................................           1,256,220
Accrued management fee .....................................................              37,249
Other payables and accrued expenses ........................................              11,247
                                                                                ----------------
Total liabilities ..........................................................           1,304,716
                                                                                ----------------
Net assets, at value .......................................................    $    126,047,509
                                                                                ================
Net Assets
Net assets consist of:
Accumulated net realized loss ..............................................              (4,318)
Paid-in capital ............................................................         126,051,827
                                                                                ----------------
Net assets, at value .......................................................    $    126,047,509
                                                                                ================
Net asset value offering and redemption price per share
   ($126,047,509 / 126,047,509 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..........               $1.00
                                                                                           =====

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
Interest .....................................................     $   3,229,243

Expenses:
Management fee ...............................................           210,581
Custodian fees ...............................................             4,630
Accounting fees ..............................................            12,862
Trustees' fees and expenses ..................................            11,316
Legal ........................................................             3,342
Auditing .....................................................             6,560
Other ........................................................             8,043
                                                                   -------------
                                                                         257,334
                                                                   -------------
Net investment income ........................................         2,971,909
                                                                   -------------
Net increase in net assets resulting from operations .........     $   2,971,909
                                                                   =============

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Six Months         Year
                                                                             Ended            Ended
                                                                         June 30, 1998     December 31,
Increase (Decrease) in Net Assets                                         (Unaudited)         1997
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income ................................................   $   2,971,909    $   5,351,284
Net realized gain (loss) from investment transactions ................              --           (1,835)
                                                                         -------------    -------------
Net increase in net assets resulting from operations .................       2,971,909        5,349,449
                                                                         -------------    -------------
Distributions to shareholders from net investment income .............      (2,971,909)      (5,351,284)
                                                                         -------------    -------------
Portfolio share transactions at net asset value of $1.00 per share:
Proceeds from shares sold ............................................     191,359,488      258,430,588
Net asset value of shares issued to shareholders in
   reinvestment of distributions .....................................       2,971,909        5,348,533
Cost of shares redeemed ..............................................    (170,860,265)    (258,986,535)
                                                                         -------------    -------------
Net increase (decrease) in net assets from Portfolio share
   transactions ......................................................      23,471,132        4,792,586
                                                                         -------------    -------------
Increase (decrease) in net assets ....................................      23,471,132        4,790,751
Net assets at beginning of period ....................................     102,576,377       97,785,626
                                                                         -------------    -------------
Net assets at end of period ..........................................   $ 126,047,509    $ 102,576,377
                                                                         =============    =============

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                       Six Months Ended                Years Ended December 31,
                                        June 30, 1998   ----------------------------------------------------------
                                         (Unaudited)      1997        1996       1995        1994        1993
                                      ----------------------------------------------------------------------------

Net asset value, beginning of period ....  $1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $
1.000
                                           ------       -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ...................    .026          .051        .050       .055        .037        .025
Less distributions from net
  investment income .....................   (.026)        (.051)      (.050)     (.055)      (.037)      (.025)
                                           ------        ------      ------     ------      ------      ------
Net asset value, end of period ..........  $1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $
1.000
                                           ======       =======     =======    =======     =======
=======
Total Return (%) ........................    2.56**        5.25        5.09       5.65        3.72        2.54
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ..........................     126           103          98         80          90          49
Ratio of operating expenses to
  average daily net assets (%) ..........     .45*          .46         .46        .50         .56         .66
Ratio of net investment income to
  average daily net assets (%) ..........    5.23*         5.15        4.98       5.51        3.80        2.55

*  Annualized
** Not annualized

                                 BOND PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 0.3%
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated
   6/30/1998 at 5.75% to be repurchased at $300,048 on 7/01/1998,
   collateralized by a $325,000 U.S. Treasury Bill, 6/24/1999 (Cost $300,000) ......     300,000
    300,000
                                                                                                         ----------

COMMERCIAL PAPER 1.7%
-------------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.588, 7/2/1998 (Cost $1,500,000) ........................   1,500,000
1,500,000
                                                                                                         ----------

U.S. GOVERNMENT & AGENCIES 20.2%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.625%, 11/30/2000 .............................................   4,000,000
4,008,760
U.S. Treasury Note, 5.625%, 12/31/2002 .............................................   1,000,000
1,004,370
U.S. Treasury Note, 6.25%, 1/31/2002 ...............................................   2,500,000
2,555,850
U.S. Treasury Note, 6.5%, 5/15/2005 ................................................   1,000,000
1,055,470
U.S. Treasury Note, 6.25%, 2/15/2007 ...............................................   1,000,000
1,047,190
U.S. Treasury Bond, 7.25%, 5/15/2016 ...............................................   7,000,000
8,200,920
                                                                                                         ----------
Total U.S. Government & Agencies (Cost $17,796,103) ................................
17,872,560
                                                                                                         ----------

GOVERNMENT NATIONAL MORTGAGE ASSOC. 3.8%
-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 10%, 8/15/2020 (a) .............     986,135
     1,083,841
Government National Mortgage Association Pass-thru, 7.5%, 7/15/2026 (a) ............   2,199,304
      2,261,148
                                                                                                         ----------
Total Government National Mortgage Assoc. (Cost $3,306,679) ........................
3,344,989
                                                                                                         ----------

U.S. GOVERNMENT AGENCY PASS-THRUS 10.5%
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8%, 4/1/2008 (a) .................................     429,416
440,062
Federal Home Loan Mortgage Corp., 7.713%, 9/1/2024 (a) .............................   1,500,150
1,559,451
Federal National Mortgage Association, 8%, 12/1/2009 (a) ...........................   1,140,706
1,179,912
Federal National Mortgage Association, 7% with various maturities to 7/1/2026 (a) ..   6,079,861
       6,167,226
                                                                                                         ----------
Total U.S. Government Agency Pass-thrus (Cost $9,061,245) ..........................
9,346,651
                                                                                                         ----------

COLLATERALIZED MORTGAGE OBLIGATION 1.7%
-------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust, Series 1997-A6, 7.25%, 9/25/2012
   (Cost $1,522,734) ...............................................................   1,500,000          1,502,344
                                                                                                         ----------

FOREIGN BONDS -- U.S. $ DENOMINATED 4.5%
-------------------------------------------------------------------------------------------------------------------
Hutchison Whampoa, Ltd., 7.5%, 8/1/2027 ............................................   1,000,000
773,990
Nippon Telegraph & Telephone Corp., 9.5%, 7/27/1998 ................................   1,000,000
1,002,080
Norsk Hydro AS, 7.75%, 6/15/2023 ...................................................   1,500,000
1,707,555
Petroleos Mexicanos SA, 8.85%, 9/15/2007 ...........................................     500,000
483,000
                                                                                                         ----------
Total Foreign Bonds-- U.S. $ Denominated (Cost $4,152,224) .........................
3,966,625
                                                                                                         ----------

ASSET BACKED 3.2%
-------------------------------------------------------------------------------------------------------------------

Automobile Receivables 1.1%
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 ....
1,000,000          1,009,680
                                                                                                         ----------

Home Equity Loans 0.2%
United Companies Financial Corp., Home Equity Loan, Series 1993-B1, 6.075%,
   7/25/2014 .......................................................................     164,132            164,081
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

                                                                                      Principal            Market
                                                                                      Amount ($)          Value ($)
-------------------------------------------------------------------------------------------------------------------

Manufactured Housing Receivables 1.9%
Green Tree Financial Corp., Series 1997-1 B2, 7.76%, 3/15/2028 .....................     650,000
636,467
Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 6/15/2028 .....................   1,000,000
1,012,500
                                                                                                         ----------
                                                                                                          1,648,967
                                                                                                         ----------
Total Asset Backed (Cost $2,820,824) ...............................................                      2,822,728
                                                                                                         ----------

CORPORATE BONDS 54.1%
-------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 2.3%
Tricon Global Restaurants, 7.65%, 5/15/2008 ........................................   1,000,000
1,007,500
Westpoint Stevens, Inc., 7.875%, 6/15/2005 .........................................   1,000,000
1,007,500
                                                                                                         ----------
                                                                                                          2,015,000
                                                                                                         ----------

Consumer Staples 2.5%
Bass America Inc., 6.625%, 3/1/2003 ................................................   1,000,000
1,015,970
J. Seagram & Sons Inc., 9%, 8/15/2021 ..............................................   1,000,000
1,237,390
                                                                                                         ----------
                                                                                                          2,253,360
                                                                                                         ----------

Communications 1.1%
MCI Communications Corp., 6.125%, 4/15/2012 ........................................   1,000,000
996,280
                                                                                                         ----------

Financial 14.1%
Associates Corp. of North America, 6.625%, 5/15/2001 ...............................   2,000,000
2,030,060
BankAmerica Corp., 7.125%, 5/1/2006 ................................................   1,000,000
1,052,450
First USA Bank, 5.85%, 2/22/2001 ...................................................   1,500,000
1,493,325
First Union Capital II, 7.85%, 1/1/2027 ............................................   1,750,000          1,858,815
General Electric Capital Corp., 6.02%, 5/1/2001 ....................................   1,500,000
1,507,500
ICI Investments, 6.75%, 8/7/2002 ...................................................   1,500,000          1,524,600
Simon Debartolo Group, Inc., 6.625%, 6/15/2003 .....................................   2,500,000
2,499,250
Taubman Realty Group L.P., Medium Term Note, 8%, 7/30/2001 .........................     500,000
     521,890
                                                                                                         ----------
                                                                                                         12,487,890
                                                                                                         ----------

Media 9.2%
Cablevision Systems Corp., 7.875%, 2/15/2018 .......................................   1,000,000
1,047,500
Cox Communications, Inc., 6.85%, 1/15/2018 .........................................   1,000,000
1,005,000
News America, Inc., 7.25%, 5/18/2018 ...............................................   1,000,000
1,024,660
Outdoor Systems, Inc., 8.875%, 6/15/2007 ...........................................   1,000,000
1,040,000
TCA Cable TV, Inc., 6.53%, 2/1/2028 ................................................   1,000,000
1,003,604
Time Warner Inc., 9.125%, 1/15/2013 ................................................   1,000,000
1,217,050
Time Warner Inc., 6.875%, 6/15/2018 ................................................     750,000            752,925
Viacom Inc., 7.75%, 6/1/2005 .......................................................   1,000,000          1,065,450
                                                                                                         ----------
                                                                                                          8,156,189
                                                                                                         ----------

Service Industries 0.6%
ServiceMaster L.P., 7.45%, 8/15/2027 ...............................................     500,000            513,438
                                                                                                         ----------

Durables 3.2%
BE Aerospace, 8%, 3/1/2008 .........................................................     850,000            847,875
Martin Marietta Corp., 6.5%, 4/15/2003 .............................................   1,000,000
1,010,680
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ...............
1,000,000          1,026,940
                                                                                                         ----------
                                                                                                          2,885,495
                                                                                                         ----------

Manufacturing 1.4%
Argo-Tech Corp., 8.625%, 10/1/2007 .................................................     500,000
500,000
Graham Packaging Co., 8.75%, 1/15/2008 .............................................     750,000
746,250
                                                                                                         ----------
                                                                                                          1,246,250
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                                BOND PORTFOLIO

                                                                                      Principal            Market
                                                                                      Amount ($)          Value ($)
-------------------------------------------------------------------------------------------------------------------

Technology 3.6%
Loral Corp., 8.375%, 6/15/2024 .....................................................   1,000,000          1,208,260
Pitney Bowes, Inc., 6.27%, 1/20/2012 ...............................................   2,000,000
2,002,500
                                                                                                         ----------
                                                                                                          3,210,760
                                                                                                         ----------

Energy 6.4%
Anadarko Petroleum Corp., 7%, 11/15/2027 ...........................................   1,000,000
1,022,100
Barrett Resources Corp., 7.55%, 2/1/2007 ...........................................     750,000
767,813
Chesapeake Energy Corp., 8.5%, 3/15/2012 ...........................................   1,000,000
925,000
Dawson Production Services, Inc., 9.375%, 2/1/2007 .................................     300,000
300,750
Phillips Petroleum Corp., 6.65%, 7/15/2018 .........................................   1,250,000
1,246,125
Pioneer Natural Resources Co., 7.2%, 1/15/2028 .....................................   1,500,000
1,460,625
                                                                                                         ----------
                                                                                                          5,722,413
                                                                                                         ----------

Construction 0.6%
Nortek, Inc., 9.125%, 9/1/2007 .....................................................     500,000            511,250
                                                                                                         ----------

Transportation 3.4%
Allied Holdings Inc., 8.625%, 10/1/2007 ............................................     700,000            703,500
Atlantic Express, Inc., 10.75%, 2/1/2004 ...........................................     675,000            718,875
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/2015 ........................     991,014
1,060,484
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ...................................     500,000
526,250
                                                                                                         ----------
                                                                                                          3,009,109
                                                                                                         ----------

Utilities 5.7%
Houston Light & Power Capital Corp., 8.257%, 2/1/2037 ..............................     500,000
531,563
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 .......................................   2,500,000
2,506,250
PacifiCorp, 6.15%, 1/15/2008 .......................................................   1,000,000            990,700
Public Service Co. of Colorado, 6%, 4/15/2003 ......................................   1,000,000
993,750
                                                                                                         ----------
                                                                                                          5,022,263
                                                                                                         ----------
Total Corporate Bonds (Cost $46,791,653)                                                                 48,029,697
                                                                                                         ----------

PUT -- PURCHASED 0.0%
-------------------------------------------------------------------------------------------------------------------
Put on Chicago Board of Trade U.S. Treasury Bond, expires 8/22/98 (Cost $90,834) ...          72
         23,625
                                                                                                         ----------

===================================================================================================================
Total Investment Portfolio-- 100.0% (Cost $87,342,296) (b) .........................
88,709,219
                                                                                                         ==========
===================================================================================================================

(a)   Effective maturities will be shorter due to prepayments.

(b) At June 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $87,342,296 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an
        excess of market value over tax cost ...............................................      $  1,883,615

      Aggregate gross unrealized depreciation for all investments in which there is an
        excess of tax cost over market value ...............................................           516,692
                                                                                                  ------------
      Net unrealized appreciation ..........................................................      $  1,366,923
                                                                                                  ============

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the six months ended June 30, 1998, aggregated $44,270,238 and $29,142,371, respectively. Purchases and sales of direct U.S. Government obligations for the six months ended June 30, 1998, aggregated $30,082,576 and $24,041,914, respectively.

--------------------------------------------------------------------------------

      The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1998 was $139,691,772.

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $87,251,462) .............   $88,685,594
Purchased options, at market (cost $90,834) ......................        23,625
Cash .............................................................        39,310
Receivable for investments sold ..................................     3,497,644
Interest receivable ..............................................     1,290,590
Receivable for Portfolio shares sold .............................        37,506
Other assets .....................................................           887
                                                                     -----------
Total assets .....................................................    93,575,156

Liabilities
Payable for investments purchased ................................     3,296,205
Payable for Portfolio shares redeemed ............................        81,383
Accrued management fee ...........................................        34,009
Other payables and accrued expenses ..............................        37,420
                                                                     -----------
Total liabilities ................................................     3,449,017
                                                                     -----------
Net assets, at market value ......................................   $90,126,139
                                                                     ===========

Net Assets
Net assets consist of:
Undistributed net investment income (loss) .......................     1,455,877
Net unrealized appreciation (depreciation) on investments ........     1,366,923
Accumulated net realized gain (loss) .............................       982,007
Paid-in capital ..................................................    86,321,332
                                                                     -----------
Net assets, at market value ......................................   $90,126,139
                                                                     ===========
Net asset value offering and redemption price per share
   ($90,126,139 / 13,099,193 outstanding shares of beneficial interest, no par value, unlimited number of shares
   authorized) ...................................................         $6.88
                                                                           =====

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
Interest ........................................................   $ 2,941,316

Expenses:
Management fee ..................................................       200,157
Accounting fees .................................................        19,988
Trustees' fees and expenses .....................................        11,316
Auditing ........................................................         7,761
Legal ...........................................................         3,514
Other ...........................................................         8,729
                                                                    -----------
                                                                        251,465
                                                                    -----------
Net investment income ...........................................     2,689,851
                                                                    -----------
Net realized and unrealized gain (loss) on investment
   transactions
Net realized gain (loss) from:
Investments .....................................................     1,172,088
Futures .........................................................       (40,082)
                                                                    -----------
                                                                      1,132,006
                                                                    -----------
Net unrealized appreciation (depreciation) during the
   period on investments ........................................      (883,197)
                                                                    -----------
Net gain (loss) on investment transactions ......................       248,809
                                                                    -----------
Net increase (decrease) in net assets resulting from
   operations ...................................................   $ 2,938,660
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Six Months           Year
                                                                          Ended             Ended
                                                                      June 30, 1998      December 31,
Increase (Decrease) in Net Assets                                      (Unaudited)           1997
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income .............................................  $    2,689,851    $    4,441,580
Net realized gain (loss) from investment transactions .............       1,132,006           194,189
Net unrealized appreciation (depreciation) on investment
   transactions during the period .................................        (883,197)        1,334,379
                                                                     --------------    ---------------
Net increase (decrease) in net assets resulting from operations ...       2,938,660         5,970,148
                                                                     --------------    ---------------
Distributions to shareholders from:
Net investment income .............................................      (2,486,034)       (4,208,036)
                                                                     --------------    ---------------
Net realized gains from investment transactions ...................        (295,454)         (189,814)
                                                                     --------------    ---------------
Portfolio share transactions:
Proceeds from shares sold .........................................      21,224,809        27,517,062
Net asset value of shares issued to shareholders in
   reinvestment of distributions ..................................       2,781,488         4,397,850
Cost of shares redeemed ...........................................     (15,424,362)      (17,869,599)
                                                                     --------------    ---------------
Net increase (decrease) in net assets from Portfolio share
   transactions ...................................................       8,581,935        14,045,313
                                                                     --------------    --------------
Increase (decrease) in net assets .................................       8,739,107        15,617,611
Net assets at beginning of period .................................      81,387,032        65,769,421
                                                                     --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $1,455,877 and $1,252,060,
   respectively) ..................................................  $   90,126,139    $   81,387,032
                                                                     ==============    ==============

Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .........................      11,852,430         9,775,320
                                                                     --------------    --------------
Shares sold .......................................................       3,089,627         4,073,136
Shares issued to shareholders in reinvestment of distributions ....         410,585           661,744
Shares redeemed ...................................................      (2,253,449)       (2,657,770)
                                                                     --------------    ---------------
Net increase (decrease) in Portfolio shares .......................       1,246,763         2,077,110
                                                                     --------------    --------------
Shares outstanding at end of period ...............................      13,099,193        11,852,430
                                                                     ==============    ==============

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                       Six Months Ended                Years Ended December 31,
                                        June 30, 1998   ----------------------------------------------------------
                                         (Unaudited)      1997        1996       1995        1994        1993
                                      ----------------------------------------------------------------------------


Net asset value, beginning of period ....  $ 6.87       $  6.73     $  7.16    $  6.48     $  7.42     $
7.19
                                           ------       -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ...................     .22           .44         .41        .44         .43         .48
Net realized and unrealized gain
  (loss) on investment transactions .....     .02           .15       (.22)        .69        (.77)        .38
                                           ------       -------     -------    -------     -------     -------
Total from investment operations ........     .24           .59         .19       1.13        (.34)        .86
                                           ------       -------     -------    -------     -------     -------
Less distributions from:
Net investment income ...................    (.20)         (.43)       (.62)      (.45)       (.43)       (.48)
Net realized gains on investment
  transactions ..........................    (.03)         (.02)         --         --        (.17)       (.15)
                                           ------       -------     -------    -------     -------     -------
Total distributions .....................    (.23)         (.45)       (.62)      (.45)       (.60)       (.63)
                                           ------       -------     -------    -------     -------     -------
Net asset value, end of period ..........  $ 6.88       $  6.87     $  6.73    $  7.16     $  6.48     $  7.42
                                           ======       =======     =======    =======     =======
=======
Total Return (%) ........................    3.50**        9.10        2.82      18.17       (4.79)      12.38
Ratios and Supplemental Data
Net assets, end of period ($
  millions) .............................      90            81          66         73         142         129
Ratio of operating expenses to
  average daily net assets (%) ..........     .60*          .62         .61        .56         .58         .61
Ratio of net investment income to
  average daily net assets (%) ..........    6.38*         6.55        6.20       6.29        6.43        6.59
Portfolio turnover rate (%) .............  136.95*        56.07       85.11     177.21       96.55
125.15

(a) Based on monthly average shares outstanding during the period.
*   Annualized
**  Not annualized

                               BALANCED PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 2.9%
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1998 at 5.75% to be repurchased at $4,088,653 on 7/1/1998, collateralized by a
   $4,395,000 U.S. Treasury Bill, 6/24/1999 (Cost $4,088,000) .......................  4,088,000
4,088,000
                                                                                                         ----------

COMMERCIAL PAPER 1.1%
-------------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.588%, 7/2/1998 (Cost $1,500,000) ........................  1,500,000
1,500,000
                                                                                                         ----------

U.S. GOVERNMENT & AGENCIES 9.0%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.25%, 7/31/1998 ................................................  1,000,000
1,000,000
U.S. Treasury Note, 5.625%, 12/31/1999 ..............................................  1,500,000
1,502,340
U.S. Treasury Note, 5.5%, 2/29/2000 .................................................  1,000,000            999,690
U.S. Treasury Note, 5.75%, 10/31/2000 ...............................................  1,000,000
1,004,690
U.S. Treasury Note, 6.25%, 1/31/2002 ................................................  1,000,000
1,022,340
U.S. Treasury Note, 5.625%, 2/15/2006 ...............................................  1,000,000
1,004,060
U.S. Treasury Bond, 7.25%, 5/15/2016 ................................................  5,250,000
6,150,690
                                                                                                         ----------
Total U.S. Government & Agencies (Cost $12,590,470) .................................
12,683,810
                                                                                                         ----------

GOVERNMENT NATIONAL MORTGAGE ASSOC. 0.7%
-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 10%, 8/15/2020 (a) ..............    365,391
       401,594
Government National Mortgage Association Pass-thru, 8.75%, 12/15/2024 (a) ...........    521,510
         546,934
                                                                                                         ----------
Total Government National Mortgage Assoc. (Cost $887,972) ...........................
948,528
                                                                                                         ----------

U.S. GOVERNMENT AGENCY PASS-THRUS 5.2%
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8%, 4/1/2008 (a) ..................................    715,693
733,436
Federal National Mortgage Association, 6.5% with various maturities to
   2/1/2026 (a) .....................................................................  2,281,149          2,277,392
Federal National Mortgage Association, 7% with various maturities to
   9/1/2026 (a) .....................................................................  4,230,808          4,290,968
                                                                                                         ----------
Total U.S. Government Agency Pass-thrus (Cost $7,021,674) ...........................
7,301,796
                                                                                                         ----------

COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%
-------------------------------------------------------------------------------------------------------------------
General Electric Capital Mortgage Services, Inc., Series 1992-2F, 7%, 6/25/2007 .....    230,341
       232,285
Prudential Home Mortgage Securities Co., Series 1993-43-A1, 5.4%, 10/25/2023 ........
525,003            521,228
Residential Asset Securitization Trust, Series 1997-A6, 7.25%, 9/25/2012 ............    500,000
   500,781
                                                                                                         ----------
Total Collateralized Mortgage Obligations (Cost $1,257,620) .........................
1,254,294
                                                                                                         ----------

FOREIGN BONDS -- U.S.$ DENOMINATED 1.3%
-------------------------------------------------------------------------------------------------------------------
Midland Bank PLC, 6.95%, 3/15/2011 ..................................................    500,000
512,905
Norsk Hydro AS, 7.75%, 6/15/2023 ....................................................  1,000,000
1,138,370
Seagram Co., Ltd., 6.875%, 9/1/2023 .................................................    250,000            251,498
                                                                                                         ----------
Total Foreign Bonds-- U.S.$ Denominated (Cost $1,773,523) ...........................
1,902,773
                                                                                                         ----------

ASSET BACKED 1.7%
-------------------------------------------------------------------------------------------------------------------
Automobile Receivables 0.3%
Premier Auto Trust Asset Backed Certificate, Series 1996-3, 6.5%, 3/6/2000 ..........    365,942
      366,857
                                                                                                         ----------

Credit Card Receivables 0.7%
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ............................    500,000
498,535
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/2003 .................    566,667
    567,375
                                                                                                         ----------
                                                                                                          1,065,910
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

Home Equity Loans 0.7%
First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/2016 ..........................  1,000,000
999,063
United Companies Financial Corp., Home Equity Loan Series 1993-B1, 6.075%,
7/25/2014 ...........................................................................     41,033             41,020
                                                                                                         ----------
                                                                                                          1,040,083
                                                                                                         ----------
Total Asset Backed (Cost $2,472,183) ................................................                     2,472,850
                                                                                                         ----------

CORPORATE BONDS 18.5%

Consumer Discretionary 0.7%
Tricon Global Restaurants, 7.65%, 5/15/2008 .........................................    500,000
503,750
Westpoint Stevens, Inc., 7.875%, 6/15/2005 ..........................................    500,000
503,750
                                                                                                         ----------
                                                                                                          1,007,500
                                                                                                         ----------

Consumer Staples 0.7%
Bass America Inc., 6.625%, 3/1/2003 .................................................    750,000            761,978
J. Seagram & Sons Inc., 7%, 4/15/2008 ...............................................    270,000            279,428
                                                                                                         ----------
                                                                                                          1,041,406
                                                                                                         ----------

Financial 4.9%
Associates Corp. of North America, 6.625%, 5/15/2001 ................................    750,000
761,273
First USA Bank, 5.85%, 2/22/2001 ....................................................  1,000,000            995,550
Fleet Financial Group, 6.875%, 1/15/2028 ............................................  1,000,000
1,024,190
General Electric Capital Corp., 6.02%, 5/1/2001 .....................................    500,000
502,500
ICI Investments, 6.75%, 8/7/2002 ....................................................    500,000            508,200
Lehman Brothers Holding Corp., Medium Term Note, 6.33%, 8/1/2000 ....................    500,000
        502,770
Simon Debartolo Group, Inc., 6.625%, 6/15/2003 ......................................  1,000,000
999,700
Southern National Corp., 7.05%, 5/23/2003 ...........................................  1,000,000
1,035,700
Wells Fargo & Co., 6.875%, 4/1/2006 .................................................    500,000            514,105
                                                                                                         ----------
                                                                                                          6,843,988
                                                                                                         ----------

Media 3.2%
Cablevision Systems Corp., 7.875%, 2/15/2018 ........................................    500,000
523,750
Cox Communications, Inc., 6.85%, 1/15/2018 ..........................................    750,000
753,750
News America, Inc., 7.25%, 5/18/2018 ................................................    500,000
512,330
TCA Cable TV, Inc., 6.53%, 2/1/2028 .................................................    500,000
501,802
Time Warner Inc., 9.125%, 1/15/2013 .................................................  1,000,000
1,217,050
Time Warner, Inc., 6.875%, 6/15/2018 ................................................    500,000            501,950
Viacom Inc., 7.75%, 6/1/2005 ........................................................    500,000            532,725
                                                                                                         ----------
                                                                                                          4,543,357
                                                                                                         ----------

Service Industries 1.0%
Primedia, Inc., 7.625%, 4/1/2008 ....................................................    500,000            487,500
ServiceMaster L.P., 7.45%, 8/15/2027 ................................................  1,000,000
1,026,875
                                                                                                         ----------
                                                                                                          1,514,375
                                                                                                         ----------

Durables 0.7%
Martin Marietta Corp., 6.5%, 4/15/2003 ..............................................    400,000            404,272
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ................
500,000            513,470
                                                                                                         ----------
                                                                                                            917,742
                                                                                                         ----------

Manufacturing 0.2%
Corning Inc., 8.75%, 7/15/1999 ......................................................    250,000            256,793
                                                                                                         ----------

Technology 1.4%
Loral Corp., 8.375%, 6/15/2024 ......................................................    750,000            906,195
Pitney Bowes, Inc., 6.27%, 1/20/2012 ................................................  1,000,000
1,001,250
                                                                                                         ----------
                                                                                                          1,907,445
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

Energy 1.6%
Atlantic Richfield Co., 8.25%, 2/1/2022 .............................................    500,000            602,980
Phillips Petroleum Corp., 6.65%, 7/15/2018 ..........................................    750,000
747,675
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ......................................  1,000,000
973,750
                                                                                                         ----------
                                                                                                          2,324,405
                                                                                                         ----------

Transportation 1.4%
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/2015 .........................    991,014
1,060,484
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ....................................    375,000
394,688
Northwest Airlines Corp., 7.875%, 3/15/2008 .........................................    500,000
505,780
                                                                                                         ----------
                                                                                                          1,960,952
                                                                                                         ----------

Utilities 2.7%
Commonwealth Edison Co., 9.05%, 10/15/1999 ..........................................    250,000
259,005
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ........................................  1,500,000
1,503,750
PacifiCorp, 6.15%, 1/15/2008 ........................................................  1,500,000          1,486,050
Public Service Co. of Colorado, 6%, 4/15/2003 .......................................    500,000
496,875
                                                                                                         ----------
                                                                                                          3,745,680
                                                                                                         ----------
Total Corporate Bonds (Cost $25,450,940)                                                                 26,063,643
                                                                                                         ----------

                                                                                          Shares
-------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 58.7%
-------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 7.1%

Department & Chain Stores 6.3%
Consolidated Stores Corp.* ..........................................................     18,200            659,750
Costco Companies, Inc.* .............................................................     21,600          1,362,150
Dayton Hudson Corp. .................................................................     15,800            766,300
Home Depot, Inc. ....................................................................     33,600          2,790,893
Nordstrom, Inc. .....................................................................     12,700            981,075
Wal-Mart Stores Inc. ................................................................     39,700          2,411,775
                                                                                                         ----------
                                                                                                          8,971,943
                                                                                                         ----------
Hotels & Casinos 0.8%
Royal Caribbean Cruises Ltd. ........................................................     13,700          1,089,150
                                                                                                         ----------

Consumer Staples 11.9%

Alcohol & Tobacco 1.2%
Philip Morris Companies, Inc. .......................................................     42,800          1,685,250
                                                                                                         ----------
Food & Beverage 4.7%
Coca-Cola Co., Inc. .................................................................     36,700          3,137,850
H.J. Heinz Co. ......................................................................     30,300          1,700,588
Interstate Bakeries Corp. ...........................................................     28,400            942,525
Suiza Foods Corp.* ..................................................................     13,100            781,906
                                                                                                         ----------
                                                                                                          6,562,869
                                                                                                         ----------
Package Goods/Cosmetics 6.0%
Colgate-Palmolive Co. ...............................................................     24,500          2,156,000
Estee Lauder Companies "A" ..........................................................     12,500            871,094
Gillette Co. ........................................................................     35,890          2,034,514
Procter & Gamble Co. ................................................................     38,000          3,460,375
                                                                                                         ----------
                                                                                                          8,521,983
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------

Health 12.2%

Health Industry Services 2.5%
HBO & Company, Inc. .................................................................     34,000          1,198,500
HEALTHSOUTH Corp.* ..................................................................     42,200          1,126,213
Total Renal Care Holdings, Inc.* ....................................................     35,100          1,210,950
                                                                                                         ----------
                                                                                                          3,535,663
                                                                                                         ----------
Hospital Management 0.7%
Tenet Healthcare Corp. * ............................................................     30,300            946,875
                                                                                                         ----------
Medical Supply & Specialty 0.5%
Guidant Corp. .......................................................................     10,200            727,388
                                                                                                         ----------
Pharmaceuticals 8.5%
Bristol-Myers Squibb Co. ............................................................     14,600          1,678,088
Eli Lilly & Co. .....................................................................     25,416          1,679,045
Johnson & Johnson ...................................................................     14,700          1,084,125
Merck & Co., Inc. ...................................................................     14,700          1,966,125
Pfizer, Inc. ........................................................................     31,300          3,401,919
Schering-Plough Corp. ...............................................................      9,500            870,438
Warner-Lambert Co. ..................................................................     19,500          1,352,813
                                                                                                         ----------
                                                                                                         12,032,553
                                                                                                         ----------

Financial 3.8%

Banks 0.5%
First Union Corp. ...................................................................     13,200            768,900
                                                                                                         ----------
Insurance 3.3%
American International Group, Inc. ..................................................     18,375          2,682,750
MBIA, Inc. ..........................................................................     12,400            928,450
UNUM Corp. ..........................................................................     17,700            982,350
                                                                                                         ----------
                                                                                                          4,593,550
                                                                                                         ----------

Media 4.4%

Advertising 1.8%
Interpublic Group of Companies Inc. .................................................     21,450          1,301,770
Outdoor Systems, Inc.* ..............................................................     45,825          1,283,100
                                                                                                         ----------
                                                                                                          2,584,870
                                                                                                         ----------
Broadcasting & Entertainment 2.6%
Clear Channel Communications, Inc. * ................................................     16,400          1,789,650
Univision Communication Inc.* .......................................................     26,700            994,575
Walt Disney Co. .....................................................................      8,000            840,500
                                                                                                         ----------
                                                                                                          3,624,725
                                                                                                         ----------

Service Industries 1.4%

Miscellaneous Commercial Services 0.6%
AccuStaff, Inc.* ....................................................................     27,700            865,625
                                                                                                         ----------
Miscellaneous Consumer Services 0.8%
Service Corp. International .........................................................     25,600          1,097,600
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------

Durables 3.2%

Aerospace 0.8%
AlliedSignal Inc. ...................................................................     26,000          1,153,750
                                                                                                        -----------
Telecommunications Equipment 2.4%
Ascend Communications, Inc.* ........................................................     24,900          1,234,106
Lucent Technologies Inc. ............................................................     25,300          2,104,644
                                                                                                        -----------
                                                                                                          3,338,750
                                                                                                        -----------

Manufacturing 5.7%

Chemicals 0.7%
Monsanto Co. ........................................................................     17,700            988,988
                                                                                                        -----------
Diversified Manufacturing 4.4%
General Electric Co. ................................................................     50,500          4,595,500
Textron, Inc. .......................................................................     21,600          1,548,450
                                                                                                        -----------
                                                                                                          6,143,950
                                                                                                        -----------
Machinery/Components/Controls 0.6%
Federal-Mogul Corp. .................................................................     13,100            884,250
                                                                                                        -----------

Technology 9.0%

Computer Software 4.1%
Cadence Design System Inc.* .........................................................     22,000            687,500
Computer Associates International, Inc. .............................................     19,425          1,079,302
Microsoft Corp.* ....................................................................     25,000          2,709,375
PeopleSoft Inc.* ....................................................................     27,000          1,269,000
                                                                                                        -----------
                                                                                                          5,745,177
                                                                                                        -----------
EDP Peripherals 0.5%
EMC Corp.* ..........................................................................     16,700            748,369
                                                                                                        -----------
Electronic Data Processing 0.9%
Sun Microsystems, Inc.* .............................................................     28,700          1,246,656
                                                                                                        -----------
Office/Plant Automation 1.4%
Cisco Systems, Inc.* ................................................................     20,900          1,924,106
                                                                                                        -----------
Semiconductors 2.1%
Intel Corp. .........................................................................     30,600          2,268,225
Linear Technology Corp. .............................................................     11,900            717,719
                                                                                                        -----------
                                                                                                          2,985,944
                                                                                                        -----------
Total Common Stocks (Cost $51,422,913) ..............................................
82,768,884
                                                                                                        -----------

PURCHASED OPTIONS 0.0%
-------------------------------------------------------------------------------------------------------------------
Put on Chicago Board of Trade U.S. Treasury Bond, expires 8/22/98 (Cost $54,923) ....         44
         14,437
                                                                                                        -----------
===================================================================================================================
Total Investment Portfolio-- 100.0% (Cost $108,520,218) (a) .........................
140,999,015
                                                                                                        ===========
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

--------------------------------------------------------------------------------

*     Non-income producing security.

(a) Effective maturities will be shorter due to prepayments. At June 30, 1998, the net unrealized appreciation on investments based on cost for

(b)   federal income tax purposes of $108,529,053 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an
          excess of market value over tax cost ..............................................        $ 33,364,302
       Aggregate gross unrealized depreciation for all investments in which there is an
          excess of tax cost over market value ..............................................             894,340
                                                                                                     ------------
       Net unrealized appreciation ..........................................................        $ 32,469,962
                                                                                                     ============

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the six months ended June 30, 1998, aggregated $45,702,623 and $32,907,172, respectively. Purchases and sales of direct U.S. Government obligations for the six months ended June 30, 1998, aggregated $13,459,728 and $14,748,258, respectively.

      The aggregate face value of futures contracts opened and closed for the six months ended June 30, 1998 was $117,115,628.

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $108,465,295) ........  $    140,984,578
Purchased options, at value (cost $54,923) ...................            14,437
Cash .........................................................               804
Receivable for investments sold ..............................         1,719,524
Dividends and interest receivable ............................           751,339
Other assets .................................................             1,698
                                                                ----------------
Total assets .................................................       143,472,380
Liabilities
Payable for investments purchased ............................         1,571,082
Accrued management fee .......................................            51,631
Other payables and accrued expenses ..........................            29,012
                                                                ----------------
Total liabilities ............................................         1,651,725
                                                                ----------------
Net assets, at market value ..................................  $    141,820,655
                                                                ================
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ...................           939,383
Net unrealized appreciation (depreciation) on investments ....        32,478,797
Accumulated net realized gain ................................         5,626,536
Paid-in capital ..............................................       102,775,939
                                                                ----------------
Net assets, at market value ..................................  $    141,820,655
                                                                ================
Net asset value, offering and redemption price per
   share ($141,820,655 / 9,995,420 outstanding shares
   of beneficial interest, no par value, unlimited number
   of shares authorized) .....................................            $14.19
                                                                          ======

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
Dividends (net of foreign taxes withheld of $1,873) ............   $    389,648
Interest .......................................................      1,750,831
                                                                   ------------
                                                                      2,140,479
Expenses:
Management fee .................................................        306,669
Custodian fees .................................................          4,876
Accounting fees ................................................         32,503
Trustees' fees and expenses ....................................         11,315
Auditing .......................................................          7,967
Legal ..........................................................          3,766
Registration fees ..............................................            286
Other ..........................................................          3,189
                                                                   ------------
                                                                        370,571
                                                                   ------------
Net investment income ..........................................      1,769,908
                                                                   ------------

Net realized and unrealized gain (loss) on investment
   transactions
Net realized gain (loss) from:
Investments ....................................................      5,734,116
Futures ........................................................        (19,738)
                                                                   ------------
                                                                      5,714,378
                                                                   ------------
Net unrealized appreciation (depreciation) during the
   period on:
Investments ....................................................      8,859,792
Foreign currency related transactions ..........................              9
                                                                   ------------
                                                                      8,859,801
                                                                   ------------
Net gain (loss) on investment transactions .....................     14,574,179
                                                                   ------------
Net increase (decrease) in net assets resulting from
   operations .. ...............................................   $ 16,344,087
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Six Months           Year
                                                                          Ended             Ended
                                                                      June 30, 1998      December 31,
Increase (Decrease) in Net Assets                                      (Unaudited)           1997
---------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................  $    1,769,908    $    2,817,310
Net realized gain (loss) from investment transactions ...........       5,714,378         6,087,508
Net unrealized appreciation (depreciation) on investment
   transactions during the period ...............................       8,859,801        13,062,144
                                                                   --------------    --------------
Net increase in net assets resulting from operations ............      16,344,087        21,966,962
                                                                   --------------    --------------
Distributions to shareholders from:
Net investment income ...........................................      (1,641,967)       (2,678,045)
                                                                   --------------    --------------
Net realized gains from investment transactions .................      (6,021,604)       (4,951,322)
                                                                   --------------    --------------
Portfolio share transactions:
Proceeds from shares sold .......................................      15,109,307        24,546,671
Net asset value of shares issued to shareholders in
   reinvestment of distributions ................................       7,663,571         7,629,367
Cost of shares redeemed .........................................      (8,005,954)      (16,483,255)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Portfolio share
   transactions .................................................      14,766,924        15,692,783
                                                                   --------------    --------------
Increase (decrease) in net assets ...............................      23,447,440        30,030,378
Net assets at beginning of period ...............................     118,373,215        88,342,837
                                                                   --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $939,383 and $811,442,
   respectively) ................................................  $  141,820,655    $  118,373,215
                                                                   ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .......................       8,902,042         7,608,722
                                                                   --------------    --------------
Shares sold .....................................................       1,106,956         2,001,001
Shares issued to shareholders in reinvestment of distributions ..         573,423           651,149
Shares redeemed .................................................        (587,001)       (1,358,830)
                                                                   --------------    ---------------
Net increase (decrease) in Portfolio shares .....................       1,093,378         1,293,320
                                                                   --------------    --------------
Shares outstanding at end of period .............................       9,995,420         8,902,042
                                                                   ==============    ==============

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                       Six Months Ended                Years Ended December 31,
                                        June 30, 1998   ----------------------------------------------------------
                                         (Unaudited)      1997        1996       1995        1994        1993
                                      ----------------------------------------------------------------------------

Net asset value, beginning of period ....  $13.30       $ 11.61     $ 10.95    $  8.97     $ 10.23     $
10.02
                                           ------       -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ...................     .18           .34         .31        .30         .29         .30
Net realized and unrealized gain
  (loss) on investment transactions .....    1.55          2.32         .95       2.04        (.48)        .42
                                           ------       -------     -------    -------     -------     -------
Total from investment operations ........    1.73          2.66        1.26       2.34        (.19)        .72
                                           ------       -------     -------    -------     -------     -------
Less distributions from:
Net investment income ...................    (.18)         (.33)       (.30)      (.30)       (.30)       (.28)
Net realized gains on investment
  transactions ..........................    (.66)         (.64)       (.30)      (.06)       (.77)       (.23)
                                           ------       -------     -------    -------     -------     -------
Total distributions .....................    (.84)         (.97)       (.60)      (.36)      (1.07)       (.51)
                                           ------       -------     -------    -------     -------     -------
Net asset value, end of period ..........  $14.19       $ 13.30     $ 11.61    $ 10.95     $  8.97     $
10.23
                                           ======       =======     =======    =======     =======
=======
Total Return (%) ........................   13.38**       24.21       11.89      26.67       (2.05)       7.45
Ratios and Supplemental Data
Net assets, end of period ($
  millions) .............................     142           118          88         68          46          45
Ratio of operating expenses to
  average daily net assets (%) ..........     .57*          .57         .60        .65         .75         .75
Ratio of net investment income to
  average daily net assets (%) ..........    2.74*         2.73        2.82       3.01        3.19        3.01
Portfolio turnover rate (%) .............   79.03*        43.10       67.56      87.98      101.64
133.95(b)

(a)   Based on monthly average shares outstanding during the period.
(b) On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk. The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the period ended December 31, 1993 should not be considered representative of the present Portfolio.
*     Annualized
**    Not annualized

                           GROWTH AND INCOME PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 2.3%
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1998 at 5.75% to be repurchased at $4,526,723 on 7/1/1998, collateralized by a
   $4,865,000 U.S. Treasury Bill, 6/24/1999 (Cost $4,526,000) .....................    4,526,000
4,526,000
                                                                                                         ----------

                                                                                         Shares
-------------------------------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCKS 0.3%
-------------------------------------------------------------------------------------------------------------------

Financial 0.2%

Consumer Finance 0.1%
Advanta Corp. 6.75% ...............................................................        5,547            128,968
                                                                                                         ----------
Real Estate 0.1%
Security Capital Industrial Trust "B", 7% .........................................        6,300            197,662
                                                                                                         ----------

Manufacturing 0.1%

Industrial Specialty
Cooper Industries, Inc., 6% .......................................................       10,000            176,250
                                                                                                         ----------
Total Convertible Preferred Stocks (Cost $502,710) ................................
502,880
                                                                                                         ----------

COMMON STOCKS 97.4%
-------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 4.5%

Department & Chain Stores 4.4%
J.C. Penney Co., Inc. .............................................................       42,400          3,066,050
May Department Stores .............................................................       21,800          1,427,900
Rite Aid Corp. ....................................................................       36,400          1,367,275
Sears, Roebuck & Co. ..............................................................       47,000          2,869,938
                                                                                                         ----------
                                                                                                          8,731,163
                                                                                                         ----------
Hotels & Casinos 0.1%
Homestead Village, Inc.* ..........................................................        3,562             42,299
                                                                                                         ----------

Consumer Staples 6.9%

Alcohol & Tobacco 1.6%
Philip Morris Companies, Inc. .....................................................       63,900          2,516,063
RJR Nabisco Holdings Corp. ........................................................       24,780            588,525
                                                                                                         ----------
                                                                                                          3,104,588
                                                                                                         ----------
Food & Beverage 4.0%
H.J. Heinz Co. ....................................................................       80,400          4,512,450
Unilever NV (New York shares) .....................................................       41,900          3,307,481
                                                                                                         ----------
                                                                                                          7,819,931
                                                                                                         ----------
Package Goods/Cosmetics 1.3%
Avon Products, Inc. ...............................................................       34,500          2,673,750
                                                                                                         ----------

Health 5.6%

Pharmaceuticals
American Home Products Corp. ......................................................       68,700          3,555,225
Bristol-Myers Squibb Co. ..........................................................       29,600          3,402,150
SmithKline Beecham PLC (ADR) ......................................................       30,200          1,827,100

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------

Zeneca Group PLC .................................................................        18,200            781,593
Zeneca Group PLC (ADR) ...........................................................        31,200          1,368,900
                                                                                                         ----------
                                                                                                         10,934,968
                                                                                                         ----------

Communications 8.9%

Telephone/Communications
Alltel Corp. .....................................................................        43,200          2,008,800
Bell Atlantic Corp. ..............................................................        91,550          4,176,969
BellSouth Corp. ..................................................................        38,500          2,584,313
Frontier Corp. ...................................................................        64,300          2,025,450
GTE Corp. ........................................................................        59,400          3,304,125
Sprint Corp. .....................................................................        46,600          3,285,300
Telecom Corp. of New Zealand .....................................................        33,000            136,342
                                                                                                         ----------
                                                                                                         17,521,299
                                                                                                         ----------

Financial 24.6%

Banks 12.4%
Banc One Corp. ...................................................................        34,500          1,925,531
Bankers Trust New York Corp. .....................................................        13,400          1,555,238
Chase Manhattan Corp. ............................................................        71,600          5,405,800
First Union Corp. ................................................................        77,408          4,509,016
Firstar Corp. ....................................................................        41,400          1,573,200
Fleet Financial Group Inc. .......................................................        17,400          1,452,900
KeyCorp ..........................................................................        52,300          1,863,188
NationsBank Corp. ................................................................        38,500          2,945,250
Old Kent Financial Corp. .........................................................        19,180            689,881
US Bancorp .......................................................................        56,400          2,425,200
                                                                                                         ----------
                                                                                                         24,345,204
                                                                                                         ----------
Insurance 4.9%
EXEL, Ltd. (ADR) .................................................................        34,300          2,668,969
Lincoln National Corp. ...........................................................        37,400          3,417,425
Mid Ocean, Ltd. ..................................................................        20,600          1,617,100
Safeco Corp. .....................................................................        45,300          2,058,319
                                                                                                         ----------
                                                                                                          9,761,813
                                                                                                         ----------
Consumer Finance 0.0%
Associates First Capital Corp. ...................................................             8                615
                                                                                                         ----------
Other Financial Companies 1.7%
Federal National Mortgage Association ............................................        16,900          1,026,675
J.P. Morgan & Co., Inc. ..........................................................        20,000          2,342,500
                                                                                                         ----------
                                                                                                          3,369,175
                                                                                                         ----------
Real Estate 5.6%
Arden Realty Group, Inc. .........................................................        31,800            822,825
Boston Properties, Inc. (REIT) ...................................................        23,000            793,500
Equity Office Properties Trust (REIT) ............................................        41,700          1,183,238
Equity Residential Properties Trust (REIT) .......................................        20,000            948,750
General Growth Properties, Inc. (REIT) ...........................................        10,200            381,225
Health Care Property Investment, Inc. (REIT) .....................................        27,100
977,294
Meditrust Corp. (REIT) ...........................................................        28,740            802,924
Nationwide Health Properties, Inc. (REIT) ........................................        50,900
1,215,238
ProLogis Trust (REIT) ............................................................        72,844          1,821,100
ProLogis Trust Warrants* (expire 9/1/98) .........................................         8,307              2,856
Security Capital Atlantic, Inc. ..................................................        91,887          2,050,229
                                                                                                         ----------
                                                                                                         10,999,179
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------

Miscellaneous 0.0%
Jardine Strategic Holdings Ltd. ..................................................        17,695             34,505
                                                                                                         ----------

Service Industries 1.1%

Environmental Services
Browning Ferris Industries .......................................................        59,900          2,081,525
                                                                                                         ----------

Durables 11.0%

Aerospace 2.6%
Lockheed Martin Corp. ............................................................        24,788          2,624,430
Rockwell International Corp. (New) ...............................................        50,400          2,422,350
                                                                                                         ----------
                                                                                                          5,046,780
                                                                                                         ----------
Automobiles 5.9%
Dana Corp. .......................................................................        66,000          3,531,000
Echlin, Inc. .....................................................................        18,100            888,031
Ford Motor Co. ...................................................................       102,500          6,047,487
Meritor Automotive, Inc. .........................................................        52,133          1,251,192
                                                                                                         ----------
                                                                                                         11,717,710
                                                                                                         ----------
Construction/Agricultural Equipment 1.2%
Caterpillar, Inc. ................................................................        17,400            920,025
PACCAR, Inc. .....................................................................        27,800          1,452,550
                                                                                                         ----------
                                                                                                          2,372,575
                                                                                                         ----------
Tires 1.3%
Goodyear Tire & Rubber Co. .......................................................        41,000          2,641,938
                                                                                                         ----------

Manufacturing 12.3%

Chemicals 4.6%
Akzo-Nobel N.V. (ADR) ............................................................        17,700          1,962,488
Dow Chemical Co. .................................................................        20,300          1,962,756
Eastman Chemical Co. .............................................................        27,900          1,736,775
Imperial Chemical Industries PLC (ADR) (New) .....................................        53,400
3,444,300
                                                                                                         ----------
                                                                                                          9,106,319
                                                                                                         ----------
Containers & Paper 1.3%
Boise Cascade Corp. ..............................................................        31,231          1,022,815
Temple-Inland, Inc. ..............................................................        30,500          1,643,188
                                                                                                         ----------
                                                                                                          2,666,003
                                                                                                         ----------
Diversified Manufacturing 0.7%
Olin Corp. .......................................................................        33,500          1,396,531
                                                                                                         ----------
Electrical Products 0.7%
Thomas & Betts Corp. .............................................................        27,500          1,354,375
                                                                                                         ----------
Industrial Specialty 1.5%
Corning, Inc. ....................................................................        86,800          3,016,300
                                                                                                         ----------
Office Equipment/Supplies 2.4%
Xerox Corp. ......................................................................        45,900          4,664,588
                                                                                                         ----------
Specialty Chemicals 1.1%
BetzDearborn Inc. ................................................................        26,700          1,104,713
Witco Corp. ......................................................................        33,000            965,250
                                                                                                         ----------
                                                                                                          2,069,963
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------

Energy 10.4%

Oil Companies 9.1%
Atlantic Richfield Co. ...........................................................        24,900          1,945,313
British Petroleum PLC (ADR) ......................................................        21,900          1,932,675
Lyondell Petrochemical Co. .......................................................        76,168          2,318,364
Royal Dutch Petroleum Co. (New York shares) ......................................        21,000
1,151,063
Societe Nationale Elf Aquitaine (ADR) ............................................        44,156          3,135,076
Texaco Inc. ......................................................................        52,600          3,139,563
Total SA (ADR) ...................................................................        36,066          2,357,815
YPF SA "D" (ADR) .................................................................        62,400          1,875,900
                                                                                                        -----------
                                                                                                         17,855,769
                                                                                                        -----------
Oil/Gas Transmission 1.3%
Williams Cos., Inc. ..............................................................        76,400          2,578,500
                                                                                                        -----------

Metals & Minerals 1.6%

Steel & Metals
Allegheny Teledyne Inc. ..........................................................        82,152          1,879,227
Freeport McMoRan Copper & Gold, Inc. "A" .........................................        37,100
528,675
Oregon Steel Mills, Inc. .........................................................        13,500            251,438
Phelps Dodge Corp. ...............................................................         8,200            468,938
                                                                                                        -----------
                                                                                                          3,128,278
                                                                                                        -----------

Construction 3.3%

Forest Products
Georgia Pacific Timber Group .....................................................        27,200            627,300
Georgia Pacific Corp. ............................................................        43,700          2,575,569
Westvaco Corp. ...................................................................        32,600            920,950
Weyerhaeuser Co. .................................................................        52,600          2,429,463
                                                                                                        -----------
                                                                                                          6,553,282
                                                                                                        -----------

Transportation 0.8%

Railroads
CSX Corp. ........................................................................        36,500          1,660,750
                                                                                                        -----------

Utilities 6.4%

Electric Utilities
CINergy Corp. ....................................................................        58,300          2,040,500
Duke Energy Corp. ................................................................        48,936          2,899,458
P G & E Corp. ....................................................................         6,700            211,469
PacifiCorp .......................................................................        89,100          2,015,888
PowerGen PLC (ADR) ...............................................................         6,100            343,888
Southern Company .................................................................        73,400          2,032,263
Unicom Corp. .....................................................................        61,200          2,145,825
Wisconsin Energy Corp. ...........................................................        30,000            911,250
                                                                                                        -----------
                                                                                                         12,600,541
                                                                                                        -----------
Total Common Stocks (Cost $152,972,835) ..........................................
191,850,216
                                                                                                        -----------
===================================================================================================================

Total Investment Portfolio-- 100.0% (Cost $158,001,545) (a)
196,879,096
                                                                                                        ===========
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

--------------------------------------------------------------------------------

*     Non-income producing security.

(a) At June 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $157,981,113 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an
         excess of market value over tax cost ................................................      $ 42,086,370

      Aggregate gross unrealized depreciation for all investments in which there is an
         excess of tax cost over market value ................................................         3,188,387
                                                                                                    ------------
      Net unrealized appreciation ............................................................      $ 38,897,983
                                                                                                     ============

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1998, aggregated $52,385,331 and $33,071,775, respectively.

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $158,001,545) .........................  $     196,879,096
Cash ..........................................................................                772
Receivable for investments sold ...............................................             90,965
Dividends and interest receivable .............................................            402,860
Foreign taxes recoverable .....................................................             75,678
Other assets ..................................................................                851
                                                                                 -----------------
Total assets ..................................................................        197,450,222

Liabilities
Payable for investments purchased .............................................             41,028
Accrued management fee ........................................................             73,012
Other payables and accrued expenses ...........................................             39,428
                                                                                 -----------------
Total liabilities .............................................................            153,468
                                                                                 -----------------
Net assets, at market value ...................................................  $     197,296,754
                                                                                 =================

Net Assets
Net assets consist of:
Undistributed net investment income (loss) ....................................          1,313,594
Net unrealized appreciation (depreciation) on investments .....................         38,877,551
Accumulated net realized gain .................................................          7,736,706
Paid-in capital ...............................................................        149,368,903
                                                                                 -----------------
Net assets, at market value ...................................................  $     197,296,754
                                                                                 =================

Class A
Net asset value, offering and redemption price per share ($183,906,475
   / 15,726,716 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .............             $11.69
                                                                                            ======

Class B
Net asset value, offering and redemption price per share ($13,390,279 /
   1,147,227 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) .............             $11.67
                                                                                            ======

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $55,381) .........     $  2,609,691
Interest .....................................................          121,372
                                                                   ------------
                                                                      2,731,063
Expenses:
Management fee ...............................................          432,571
Accounting fees ..............................................           46,908
Trustees' fees and expenses ..................................           11,143
Distribution fees (Class B) ..................................           12,956
Custodian fees ...............................................            7,613
Auditing .....................................................           12,168
Legal ........................................................            4,011
Other ........................................................            3,022
                                                                   ------------
                                                                        530,392
                                                                   ------------
Net investment income ........................................        2,200,671
                                                                   ------------

Net realized and unrealized gain (loss) on investment
   transactions
Net realized gain (loss) from:
Investments ..................................................        7,818,417
Foreign currency related transactions ........................             (540)
                                                                   ------------
                                                                      7,817,877
                                                                   ------------
Net unrealized appreciation (depreciation) during the
   period on:
Investments ..................................................        6,309,643
Foreign currency related transactions ........................              147
                                                                   ------------
                                                                      6,309,790
                                                                   ------------
Net gain (loss) on investment transactions ...................       14,127,667
                                                                   ------------
Net increase (decrease) in net assets resulting from
   operations ................................................     $ 16,328,338
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Six Months           Year
                                                                            Ended             Ended
                                                                        June 30, 1998      December 31,
Increase (Decrease) in Net Assets                                        (Unaudited)           1997
-----------------------------------------------------------------------------------------------------
Operations:
Net investment income ............................................   $    2,200,671    $    3,168,725
Net realized gain (loss) from investment transactions ............        7,817,877        11,499,153
Net unrealized appreciation (depreciation) on investment
   transactions during the period ................................        6,309,790        16,941,421
                                                                     --------------    --------------
Net increase (decrease) in net assets resulting from operations ..       16,328,338        31,609,299
                                                                     --------------    --------------
Distributions to shareholders from:
Net investment income (Class A) ..................................       (1,723,810)       (2,910,650)
                                                                     --------------    --------------
Net investment income (Class B) ..................................          (91,213)          (36,879)
                                                                     --------------    --------------
Net realized gains from investment transactions (Class A) ........      (10,931,939)       (3,884,391)
                                                                     --------------    --------------
Net realized gains from investment transactions (Class B) ........         (570,393)               --
                                                                     --------------    --------------
Portfolio share transactions:
Class A
Proceeds from shares sold ........................................       36,558,839        62,828,541
Net asset value of shares issued to shareholders in
   reinvestment of distributions .................................       12,655,749         6,795,041
Cost of shares redeemed ..........................................      (25,034,310)      (28,405,112)
                                                                     --------------    --------------
Net increase (decrease) in net assets from Class A share
   transactions ..................................................       24,180,278        41,218,470
                                                                     --------------    --------------
Class B*
Proceeds from shares sold ........................................        6,517,599         6,839,326
Net asset value of shares issued to shareholders in
   reinvestment of distributions .................................          661,606            36,879
Cost of shares redeemed ..........................................         (677,318)         (359,995)
                                                                     --------------    --------------
Net increase (decrease) in net assets from Class B share
   transactions ..................................................        6,501,887         6,516,210
                                                                     --------------    --------------
Increase (decrease) in net assets ................................       33,693,148        72,512,059
Net assets at beginning of period ................................      163,603,606        91,091,547
                                                                     --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $1,313,594 and $927,946, respectively) ...   $  197,296,754    $
163,603,606
                                                                     ==============    ==============

Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period ........................       13,656,612         9,724,734
                                                                     --------------    --------------
Shares sold ......................................................        3,107,468         6,010,142
Shares issued to shareholders in reinvestment of distributions ...        1,111,634           689,859
Shares redeemed ..................................................       (2,148,998)       (2,768,123)
                                                                     --------------    ---------------
Net increase (decrease) in Portfolio shares ......................        2,070,104         3,931,878
                                                                     --------------    --------------
Shares outstanding at end of period ..............................       15,726,716        13,656,612
                                                                     ==============    ==============
Class B*
Shares outstanding at beginning of period ........................          593,475                --
                                                                     --------------    --------------
Shares sold ......................................................          553,255           622,208
Shares issued to shareholders in reinvestment of distributions ...           58,159             3,342
Shares redeemed ..................................................          (57,662)          (32,075)
                                                                     --------------    ---------------
Net increase (decrease) in Portfolio shares ......................          553,752           593,475
                                                                     --------------    --------------
Shares outstanding at end of period ..............................        1,147,227           593,475
                                                                     ==============    ==============

* Prior period information is for the period May 1, 1997 (commencement of sale of Class B shares) to December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                           GROWTH AND INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

          Class A (c)
---------------------------------                                                                 For the Period
                                                                                                    May 2, 1994
                                             Six Months Ended     Years Ended December 31,
(commencement of
                                              June 30, 1998   ----------------------------------- operations) to
                                               (Unaudited)      1997       1996        1995      December 31, 1994
                                            ----------------------------------------------------------------------

Net asset value, beginning of period ...........  $ 11.48     $  9.37     $  7.98   $  6.26         $  6.00(b)
                                                  -------     -------     -------   -------         -------
Income from investment operations:
Net investment income ..........................      .14         .27         .27       .23             .13
Net realized and unrealized gain (loss) on
  investment transactions ......................      .98        2.47        1.46      1.72             .17
                                                  -------     -------     -------   -------         -------
Total from investment operations ...............     1.12        2.74        1.73      1.95             .30
                                                  -------     -------     -------   -------         -------
Less distributions from:
Net investment income ..........................     (.12)       (.26)       (.23)     (.19)           (.04)
Net realized gains on investment
  transactions .................................     (.79)       (.37)       (.11)     (.04)             --
                                                  -------     -------     -------   -------         -------
Total distributions ............................     (.91)       (.63)       (.34)     (.23)           (.04)
                                                  -------     -------     -------   -------         -------
Net asset value, end of period .................  $ 11.69     $ 11.48     $  9.37   $  7.98         $  6.26
                                                  =======     =======     =======   =======         =======
Total Return (%) ...............................    10.00**     30.47       22.17     31.74            4.91**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........      184         157          91        52              20
Ratio of operating expenses, net to
  average daily net assets (%) .................      .57*        .58         .66       .75             .75*
Ratio of operating expenses, before
  reductions, to average daily net assets (%) ..      .57*        .58         .66       .75            1.62*
Ratio of net investment income to average
  daily net assets (%) .........................     2.43*       2.54        3.14      3.18            3.63*
Portfolio turnover rate (%) ....................    36.83*      28.41       32.18     24.33           28.41*

(a) Based on monthly average shares outstanding during the period.
(b) Original capital.
(c) On May 1, 1997 existing shares were designated as Class A shares.
*   Annualized
**  Not annualized

                           GROWTH AND INCOME PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

         Class B
------------------------------                                                                     For the Period
                                                                                                     May 1, 1997
                                                                                                  (commencement of
                                                                                Six Months Ended   sale of Class B
                                                                                 June 30, 1998       shares) to
                                                                                  (Unaudited)     December 31, 1997
                                                                                -----------------------------------

Net asset value, beginning of period ........................................      $11.47             $ 9.44
                                                                                   ------             ------
Income from investment operations:
Net investment income .......................................................         .13                .14
Net realized and unrealized gain (loss) on investment transactions ..........         .97               2.02
                                                                                   ------             ------
Total from investment operations ............................................        1.10               2.16
                                                                                   ------             ------
Less distributions from:
Net investment income .......................................................        (.11)              (.13)
Net realized gains on investment transactions ...............................        (.79)                --
                                                                                   ------             ------
                                                                                     (.90)              (.13)
                                                                                   ------             ------
Net asset value, end of period ..............................................      $11.67             $11.47
                                                                                   ======             ======
Total Return (%) ............................................................        9.87**            22.89**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................................          13                  7
Ratio of operating expenses to average daily net assets (%) .................         .82*               .80*
Ratio of net investment income to average daily net assets (%) ..............        2.20*              2.13*
Portfolio turnover rate (%) .................................................       36.83*             28.41

(a) Based on monthly average shares outstanding during the period.
*   Annualized
**  Not annualized

                            CAPITAL GROWTH PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 7.0%
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at
   5.75% to be repurchased at $60,550,670 on 7/1/98, collateralized by a
   $15,904,000 U.S. Treasury Note, 6.25%, 10/31/2001 and a $44,305,000
   U.S. Treasury Bond, 7.5%, 2/15/2005 (Cost $60,541,000) .........................   60,541,000
60,541,000
                                                                                                        -----------

                                                                                          Shares
-------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 93.0%
-------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 13.2%

Department & Chain Stores 7.6%
Costco Companies, Inc.* ...........................................................      220,100         13,880,056
Dayton Hudson Corp. ...............................................................      341,600         16,567,600
Home Depot, Inc. ..................................................................      279,300         23,199,356
Walgreen Co. ......................................................................      296,300         12,240,894
                                                                                                        -----------
                                                                                                         65,887,906
                                                                                                        -----------
Hotels & Casinos 1.8%
Carnival Corp. "A" ................................................................      230,500          9,133,563
Mirage Resorts, Inc.* .............................................................      294,700          6,280,794
                                                                                                        -----------
                                                                                                         15,414,357
                                                                                                        -----------
Specialty Retail 3.8%
AutoZone, Inc.* ...................................................................      291,800          9,319,363
Office Depot, Inc.* ...............................................................      262,200          8,275,688
Tiffany & Co. .....................................................................      188,400          9,043,200
Viking Office Products, Inc.* .....................................................      183,900          5,769,863
                                                                                                        -----------
                                                                                                         32,408,114
                                                                                                        -----------

Consumer Staples 6.6%

Alcohol & Tobacco 1.3%
Philip Morris Companies, Inc. .....................................................      290,400         11,434,500
                                                                                                        -----------
Food & Beverage 2.8%
H.J. Heinz Co. ....................................................................      175,500          9,849,938
Keebler Foods Co.* ................................................................       65,500          1,801,250
Suiza Foods Corp.* ................................................................      210,500         12,564,219
                                                                                                        -----------
                                                                                                         24,215,407
                                                                                                        -----------
Package Goods/Cosmetics 2.5%
Procter & Gamble Co. ..............................................................      238,700         21,736,619
                                                                                                        -----------

Health 9.2%

Health Industry Services 1.8%
HEALTHSOUTH Corp.* ................................................................      390,200         10,413,463
Total Renal Care Holdings, Inc.* ..................................................      141,300          4,874,850
                                                                                                        -----------
                                                                                                         15,288,313
                                                                                                        -----------
Medical Supply & Specialty 1.7%
Becton, Dickinson & Co. ...........................................................      188,400         14,624,550
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Pharmaceuticals 5.7%
American Home Products Corp. ......................................................      160,200          8,290,350
Bristol-Myers Squibb Co. ..........................................................      115,300         13,252,294
Merck & Co., Inc. .................................................................       65,100          8,707,125
Schering-Plough Corp. .............................................................      209,200         19,167,950
                                                                                                        -----------
                                                                                                         49,417,719
                                                                                                        -----------

Communications 2.3%

Telephone/Communications
WorldCom, Inc.* ...................................................................      407,200         19,723,750
                                                                                                        -----------

Financial 16.8%

Banks 1.7%
BankAmerica Corp. .................................................................      167,300         14,460,994
                                                                                                        -----------
Insurance 9.2%
Allstate Corp. ....................................................................       91,900          8,414,594
American International Group, Inc. ................................................      179,950         26,272,690
Conseco, Inc. .....................................................................      226,600         10,593,550
EXEL, Ltd. (ADR) ..................................................................      318,000         24,744,375
MBIA, Inc. ........................................................................      127,800          9,569,025
                                                                                                        -----------
                                                                                                         79,594,234
                                                                                                        -----------
Consumer Finance 3.2%
American Express Co. ..............................................................      127,700         14,557,800
Associates First Capital Corp. ....................................................      176,700         13,583,813
                                                                                                        -----------
                                                                                                         28,141,613
                                                                                                        -----------
Other Financial Companies 2.7%
Federal National Mortgage Association .............................................      243,200
14,774,400
Travelers Group, Inc. .............................................................      134,850          8,175,281
                                                                                                        -----------
                                                                                                         22,949,681
                                                                                                        -----------

Media 4.7%

Advertising 1.9%
Omnicom Group, Inc. ...............................................................      332,500         16,583,438
                                                                                                        -----------
Cable Television 1.8%
Tele-Comm Liberty Media Group "A"* ................................................      391,350
15,189,272
                                                                                                        -----------
Print Media 1.0%
Tribune Co. .......................................................................      124,700          8,580,919
                                                                                                        -----------

Service Industries 2.1%

Investment 1.0%
Franklin Resources, Inc. ..........................................................      162,800          8,791,200
                                                                                                        -----------
Miscellaneous Commercial Services 1.1%
AccuStaff, Inc.* ..................................................................      293,300          9,165,625
                                                                                                        -----------

Durables 4.8%

Aerospace 2.9%
Lockheed Martin Corp. .............................................................      113,300         11,995,638
United Technologies Corp. .........................................................      136,900         12,663,250
                                                                                                        -----------
                                                                                                         24,658,888
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Automobiles 0.9%
Magna International, Inc. "A" .....................................................      114,600          7,864,425
                                                                                                        -----------
Telecommunications Equipment 1.0%
Nokia AB Oy "A" (ADR) .............................................................      116,300          8,439,019
                                                                                                        -----------

Manufacturing 7.4%

Chemicals 1.6%
Praxair, Inc. .....................................................................      130,700          6,118,394
Sigma-Aldrich Corp. ...............................................................      213,500          7,499,188
                                                                                                        -----------
                                                                                                         13,617,582
                                                                                                        -----------
Diversified Manufacturing 3.5%
Dresser Industries, Inc. ..........................................................      214,300          9,442,594
General Electric Co. ..............................................................      107,100          9,746,100
Textron, Inc. .....................................................................      148,100         10,616,919
                                                                                                        -----------
                                                                                                         29,805,613
                                                                                                        -----------
Electrical Products 0.7%
Emerson Electric Co. ..............................................................       99,400          6,001,275
                                                                                                        -----------
Machinery/Components/Controls 1.6%
Parker-Hannifin Group .............................................................      370,350         14,119,594
                                                                                                        -----------

Technology 14.7%

Computer Software 2.9%
Computer Associates International, Inc. ...........................................      146,800          8,156,575
Parametric Technology Corp.* ......................................................      267,000          7,242,375
Sterling Commerce, Inc.* ..........................................................      197,200          9,564,200
                                                                                                        -----------
                                                                                                         24,963,150
                                                                                                        -----------
Diverse Electronic Products 2.0%
Applied Materials, Inc.* ..........................................................      328,600          9,693,700
Harris Corp. ......................................................................      165,100          7,377,906
                                                                                                        -----------
                                                                                                         17,071,606
                                                                                                        -----------
Electronic Data Processing 6.8%
Compaq Computer Corp. .............................................................      590,700         16,761,113
Hewlett-Packard Co. ...............................................................      214,900         12,867,138
International Business Machines Corp. .............................................      120,400         13,823,425
Sun Microsystems, Inc.* ...........................................................      340,800         14,803,500
                                                                                                        -----------
                                                                                                         58,255,176
                                                                                                        -----------
Semiconductors 3.0%
Intel Corp. .......................................................................      249,600         18,501,600
Linear Technology Corp. ...........................................................      125,700          7,581,281
                                                                                                        -----------
                                                                                                         26,082,881
                                                                                                        -----------

Energy 9.9%

Oil Companies 6.3%
Atlantic Richfield Co. ............................................................      120,600          9,421,875
Exxon Corp. .......................................................................      161,000         11,481,313
Mobil Corp. .......................................................................      105,900          8,114,588
Repsol SA (ADR) ...................................................................      148,600          8,173,000
Royal Dutch Petroleum Co. (New York shares) .......................................      306,900
16,821,956
                                                                                                        -----------
                                                                                                         54,012,732
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Oil/Gas Transmission 1.1%
Williams Cos., Inc. ...............................................................      288,400          9,733,500
                                                                                                        -----------
Oilfield Services/Equipment 2.5%
Diamond Offshore Drilling, Inc. ...................................................      106,800          4,272,000
Santa Fe International Corp. ......................................................      164,100          4,964,025
Schlumberger Ltd. .................................................................      186,700         12,753,944
                                                                                                        -----------
                                                                                                         21,989,969
                                                                                                        -----------

Transportation 1.3%

Airlines 0.6%
AMR Corp.* ........................................................................       61,600          5,128,200
                                                                                                        -----------
Railroads 0.7%
Wisconsin Central Transportation Co.* .............................................      285,300          6,240,938
                                                                                                        -----------
Total Common Stocks (Cost $585,739,965) ...........................................
801,592,759
                                                                                                        -----------
===================================================================================================================

Total Investment Portfolio-- 100.0% (Cost $646,280,965) (a) .......................
862,133,759
                                                                                                        ===========
===================================================================================================================

*     Non-income producing security.

(a) At June 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $646,296,654 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an
         excess of market value over tax cost ...................................................    $227,123,299

      Aggregate gross unrealized depreciation for all investments in which there is an
         excess of tax cost over market value ...................................................      11,286,194
                                                                                                     ------------
      Net unrealized appreciation ...............................................................    $215,837,105
                                                                                                     ============

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1998, aggregated $225,247,698 and $179,346,025, respectively.

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $646,280,965) ........................   $    862,133,759
Cash .........................................................................                181
Receivable for investments sold ..............................................         12,317,626
Dividend and interest receivable .............................................            606,633
Other assets .................................................................              4,519
                                                                                 ----------------
Total assets .................................................................        875,062,718

Liabilities
Payable for investments purchased ............................................         26,311,149
Accrued management fee .......................................................            296,687
Other payables and accrued expenses ..........................................             61,678
                                                                                 ----------------
Total liabilities ............................................................         26,669,514
                                                                                 ----------------
Net assets, at market value ..................................................   $    848,393,204
                                                                                 ================

Net Assets
Net assets consist of:
Undistributed net investment income (loss) ...................................          1,940,727
Net unrealized appreciation (depreciation) on:
Investments ..................................................................        215,852,794
Foreign currency related transactions ........................................               (63)
Accumulated net realized gain (loss) .........................................         80,808,971
Paid-in capital ..............................................................        549,790,775
                                                                                 ----------------
Net assets, at market value ..................................................   $    848,393,204
                                                                                 ================

Class A
Net asset value, offering and redemption price per share
   ($847,737,901 / 37,473,404 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) ......................             $22.62
                                                                                           ======

Class B
Net asset value, offering and redemption price per share
   ($655,303 / 29,008 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) ......................             $22.59
                                                                                           ======

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $85,398) .......................     $      3,978,010
Interest ...................................................................            1,005,081
                                                                                 ----------------
                                                                                        4,983,091
Expenses:
Management fee .............................................................            1,757,877
Custodian fees .............................................................                8,126
Accounting fees ............................................................               65,520
Trustees' fees and expenses ................................................               11,541
Distribution fees (Class B) ................................................                  778
Auditing ...................................................................               40,826
Legal ......................................................................                7,053
Other ......................................................................                3,180
                                                                                 ----------------
                                                                                        1,894,901
                                                                                 ----------------
Net investment income ......................................................            3,088,190
                                                                                 ----------------

Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from investments ..................................           80,987,915
                                                                                 ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ................................................................           25,095,177
Foreign currency related transactions ......................................                  (37)
                                                                                 ----------------
                                                                                       25,095,140
                                                                                 ----------------
Net gain (loss) on investment transactions .................................          106,083,055
                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations ............     $    109,171,245
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Six Months         Year
                                                                          Ended           Ended
                                                                      June 30, 1998    December 31,
Increase (Decrease) in Net Assets                                      (Unaudited)         1997
---------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................  $    3,088,190    $    5,491,160
Net realized gain (loss) from investment transactions ...........      80,987,915        37,539,012
Net unrealized appreciation (depreciation) on investment
   transactions during the period ...............................      25,095,140       119,146,257
                                                                   --------------    --------------
Net increase (decrease) in net assets resulting from operations .     109,171,245       162,176,429
                                                                   --------------    --------------
Distributions to shareholders from:
Net investment income (Class A) .................................      (2,560,033)       (5,641,454)
                                                                   --------------    --------------
Net investment income (Class B) .................................          (1,525)           (1,600)
                                                                   --------------    --------------
Net realized gain from investment transactions (Class A) ........     (37,496,910)               --
                                                                   --------------    --------------
Net realized gain from investment transactions (Class B) ........         (31,248)      (33,950,004)
                                                                   --------------    --------------
Portfolio share transactions:
Class A
Proceeds from shares sold .......................................     123,779,610       214,983,317
Net asset value of shares issued to shareholders in
   reinvestment of distributions ................................      40,056,943        39,591,458
Cost of shares redeemed .........................................     (60,895,398)     (141,850,976)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Class A share
   transactions .................................................     102,941,155       112,723,799
                                                                   --------------    --------------
Class B*
Proceeds from shares sold .......................................          27,763           530,116
Net asset value of shares issued to shareholders in
   reinvestment of distributions ................................          32,773             1,600
Cost of shares redeemed .........................................          (7,598)           (2,612)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Class B share
   transactions .................................................          52,938           529,104
                                                                   --------------    --------------
Increase (decrease) in net assets ...............................     172,075,622       235,836,274
Net assets at beginning of period ...............................     676,317,582       440,481,308
                                                                   --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $1,940,727 and $1,414,095,
   respectively) ................................................  $  848,393,204    $  676,317,582
                                                                   ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period .......................      32,750,652        26,691,077
                                                                   --------------    --------------
Shares sold .....................................................       5,624,067        11,288,114
Shares issued to shareholders in reinvestment of distributions ..       1,886,512         2,340,808
Shares redeemed .................................................      (2,787,827)       (7,569,347)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares .....................       4,722,752         6,059,575
                                                                   --------------    --------------
Shares outstanding at end of period .............................      37,473,404        32,750,652
                                                                   ==============    ==============
Class B*
Shares outstanding at beginning of period .......................          26,545                --
                                                                   --------------    --------------
Shares sold .....................................................           1,264            26,593
Shares issued to shareholders in reinvestment of distributions ..           1,545                80
Shares redeemed .................................................            (346)             (128)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares .....................           2,463            26,545
                                                                   --------------    --------------
Shares outstanding at end of period .............................          29,008            26,545
                                                                   ==============    ==============

* Prior period Class B activity is for the period from May 12, 1997 (commencement of sale of Class B shares) to December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

    Class A (b)                        Six Months Ended                Years Ended December 31,
--------------------------              June 30, 1998   ----------------------------------------------------------
                                         (Unaudited)      1997        1996       1995        1994        1993
                                      ----------------------------------------------------------------------------

Net asset value, beginning of period      $ 20.63       $ 16.50     $ 15.08       $ 12.23    $ 14.95    $
12.71
                                          -------       -------     -------       -------    -------    -------
Income from investment operations:
Net investment income ..............          .09           .18         .19           .14        .06        .06
Net realized and unrealized gain
  (loss) on investment transactions          3.11          5.39        2.68          3.25      (1.42)      2.52
                                          -------       -------     -------       -------    -------    -------
Total from investment operations ...         3.20          5.57        2.87          3.39      (1.36)      2.58
                                          -------       -------     -------       -------    -------    -------
Less distributions from:
Net investment income ..............         (.08)         (.19)       (.19)         (.11)      (.05)      (.07)
Net realized gains on investment
  transactions .....................        (1.13)        (1.25)      (1.26)         (.43)     (1.31)      (.27)
                                          -------       -------     -------       -------    -------    -------
Total distributions ................        (1.21)        (1.44)      (1.45)         (.54)     (1.36)      (.34)
                                          -------       -------     -------       -------    -------    -------
Net asset value, end of period .....      $ 22.62       $ 20.63     $ 16.50       $ 15.08    $ 12.23    $
14.95
                                          =======       =======     =======       =======    =======
=======
Total Return (%) ...................        15.85**       35.76       20.13         28.65      (9.67)     20.88
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) .....................          848           676         440           338        257        257
Ratio of operating expenses to
  average daily net assets (%) .....          .50*          .51         .53           .57        .58        .60
Ratio of net investment income to
  average daily net assets (%) .....          .82*          .96        1.27          1.06        .47        .46
Portfolio turnover rate (%) ........        49.27*        41.77       65.56        119.41      66.44      95.31

(a) Based on monthly average shares outstanding during the period.
(b) On May 12, 1997 existing shares were designated as Class A shares.
*   Annualized
**  Not annualized

                            CAPITAL GROWTH PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

       Class B
-----------------------
                                                                                                  For the Period
                                                                                                   May 12, 1997
                                                                                                 (commencement of
                                                                                Six Months Ended  sale of Class B
                                                                                 June 30, 1998      shares) to
                                                                                  (Unaudited)    December 31, 1997
                                                                               -----------------------------------

Net asset value, beginning of period ......................................          $20.61            $17.54
                                                                                     ------            ------
Income from investment operations:
Net investment income .....................................................             .06               .08
Net realized and unrealized gain (loss) on investment transactions ........            3.11              3.08
                                                                                     ------            ------
Total from investment operations ..........................................            3.17              3.16
                                                                                     ------            ------
Less distributions from:
Net investment income .....................................................            (.06)             (.09)
Net realized gains on investment transactions .............................           (1.13)               --
                                                                                     ------            ------
Total distributions .......................................................           (1.19)             (.09)
                                                                                     ------            ------
Net asset value, end of period ............................................          $22.59            $20.61
                                                                                     ======            ======
Total Return (%) ..........................................................           15.75**           18.00**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....................................             .66               .55
Ratio of operating expenses to average daily net assets (%) ...............             .75*              .75*
Ratio of net investment income to average daily net assets (%) ............             .57*              .64*
Portfolio turnover rate (%) ...............................................           49.27*            41.77

(a) Based on monthly average shares outstanding during the period.
*   Annualized
**  Not annualized

                           GLOBAL DISCOVERY PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                                           Principal        Market
                                                                                                           Amount ($)      Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS 9.2%
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75% to be repurchased at $2,518,402 on 7/1/1998, collateralized by a $2,497,000 U.S. Treasury Note,
   6.5%, 4/30/1999 (Cost $2,518,000) .................................................................      2,518,000
2,518,000
                                                                                                                          ----------

                                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 90.8%
------------------------------------------------------------------------------------------------------------------------------------

Australia 0.1%
CI Technologies Group, Ltd. (Developer of process monitoring and industrial automation
   software) .........................................................................................         13,700         21,261
TAB Limited* (Gaming and wagering company) ...........................................................
12,800         18,911
                                                                                                                          ----------
                                                                                                                              40,172
                                                                                                                          ----------

Austria 1.2%
Eybl International* (Producer of textiles for automobiles sold worldwide) ............................
1,100         56,788
Schoeller Bleckmann Oilfield Equipment AG (Manufacturer of components for oil and gas
   drilling equipment) ...............................................................................          1,100
134,384
Topcall International AG (Manufacturer of electronic messaging systems) ..............................
    500        124,138
                                                                                                                          ----------
                                                                                                                             315,310
                                                                                                                          ----------

Canada 0.5%
Canadian 88 Energy Corp.* (Oil and natural gas exploration and production) ...........................
   25,500        105,705
StressGen Biotechnologies Corp. "A"* (Developer of products for treatment of cancer and
   certain infectious diseases) ......................................................................         13,600
24,122
                                                                                                                          ----------
                                                                                                                             129,827
                                                                                                                          ----------

Chile 0.1%
Linea Aerea Nacional de Chile SP (ADR) (Provider of domestic and international passenger
   and cargo air services) ...........................................................................          3,000
24,375
                                                                                                                          ----------

Croatia 0.6%
Pliva D.D. (GDR) (Pharmaceutical company) (a) ........................................................
10,800        175,500
                                                                                                                          ----------

Czech Republic 1.3%
Central European Media Enterprises Ltd. "A"* (Owner and operator of national and regional private commercial television stations in central Europe and Germany) .............................
16,100        348,163
                                                                                                                          ----------

Finland 0.2%
Kone Oy "B" (Manufacturer of elevators) ..............................................................            630
  31,957
Sponda Oyj* (Owner and manager of commercial rental properties) ......................................
 1,900         13,313
                                                                                                                          ----------
                                                                                                                              45,270
                                                                                                                          ----------

France 3.7%
Alliance et Gestion Commerciale (Manufacturer and retailer of modular buildings) .....................
        305         30,269
Altran Technologies, SA (Engineering and consulting services for aerospace,
   telecommunications and electronics fields) ........................................................          2,588
587,744
Dassault Systemes SA (Developer of computer aided design, manufacturing and
   engineering software) .............................................................................          2,863
134,965
Leon de Bruxelles SA (Operator of low cost family restaurants) .......................................
239         24,510
Penauille Polyservices (Industrial cleaning and security services) ...................................
91         26,266
Transiciel SA* (Developer of software for public services, finance and industry) .....................
  1,940        204,727
                                                                                                                          ----------
                                                                                                                           1,008,481
                                                                                                                          ----------

Germany 3.9%
Beta Systems Software AG* (Developer of processing automation software) ..............................
       1,749        115,911
Hawesko Holding AG* (Marketer of wines and liqueurs and related products) ............................
       2,463        120,203
Kamps AG* (Producer and distributor of baked goods) ..................................................
1,184         35,130

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                                                                                                                            Market
                                                                                                            Shares         Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Marschollek Lautenschlaeger und Partner AG (pfd) (Leading independent life insurance

   company) ..........................................................................................       1,310           639,326
Pfeifer Vacuum Technology AG* (Manufacturer of various pumps and vacuum systems)
 .....................       2,000           142,750
                                                                                                                          ----------
                                                                                                                           1,053,320
                                                                                                                          ----------

Greece 0.6%
STET Hellas Telecommunications SA* (Provider of mobile telecommunication services)
 ...................       4,200           174,300
                                                                                                                          ----------

Hungary 1.2%
OTP National Savings and Commercial Bank Rt (GDR) (Commercial and savings bank)
 ......................       1,600            78,560
Richter Gedeon Rt (Pharmaceutical company) ...........................................................       1,800
      144,922
Richter Gedeon Rt (GDR) (a) ..........................................................................       1,300
104,000
                                                                                                                          ----------
                                                                                                                             327,482
                                                                                                                          ----------

Ireland 8.5%
Bank of Ireland PLC* (Bank) ..........................................................................      41,100
841,034
ESAT Telecom Group PLC* (ADR) (Provider of telecommunication services)
 ...............................       7,400           281,200
Green Property PLC (Conducts operations in property development, investment and trading)
 .............      25,570           185,720
Irish Continental Group PLC (Transporter of passengers, freight and containers) ......................
14,410           231,471
Irish Life PLC (Provider of life and disability insurance and pensions) ..............................
29,530           272,234
Irish Permanent PLC (Retail financial services group) ................................................      12,087
       142,662
Jury's Hotel Group PLC (Hotel operator) ..............................................................      33,300
  279,081
Ryan Hotels PLC (Owner and operator of hotel chain) ..................................................
80,600            95,695
                                                                                                                          ----------
                                                                                                                           2,329,097
                                                                                                                          ----------

Israel 0.9%
Check Point Software Technologies Ltd.* (Developer of network security software)
 .....................       4,300           140,825
ESC Medical Systems Ltd.* (Producer of devices for non-invasive treatment of benign

   vascular lesions) .................................................................................       2,900            97,875
                                                                                                                          ----------
                                                                                                                             238,700
                                                                                                                          ----------

Italy 3.8%
Aeroporti di Roma SpA (Management of Fiumicino and Ciampino airports) ................................
   37,200           234,286
Bulgari SpA (Manufacturer and retailer of fine jewelry, luxury watches and perfumes) .................
   29,500           154,743
Saes Getters SpA di Risparmio (Manufacturer of getters, refined chemicals used in

   cathode-ray tubes and other monitors) .............................................................      13,800
126,563
Safilo SpA (Manufacturer of frames for glasses) ......................................................      35,500
    258,345
Saipem SpA (International contractor in oil and gas exploration and drilling, construction of

   refineries and pipelines) .........................................................................      49,700
255,388
                                                                                                                          ----------
                                                                                                                           1,029,325
                                                                                                                          ----------

Japan 0.7%
Riso Kagaku Corp. (Manufacturer of copying machines) .................................................
3,400           201,607
                                                                                                                          ----------

Luxembourg 2.5%
Millicom International Cellular SA* (Developer and operator of cellular telephone networks)
 ..........      15,900           695,625
                                                                                                                          ----------

Netherlands 2.2%
De Telegraaf Holding NV (Leading publisher of newspapers, magazines and books)
 .......................       4,600           110,909
IHC Caland NV (Dredging and offshore services) .......................................................       8,600
       484,525
                                                                                                                          ----------
                                                                                                                             595,434
                                                                                                                          ----------

Philippines 0.3%
International Container Terminal Services, Inc.* (Containerized cargo handling firm) .................
 701,100            79,862
                                                                                                                          ----------

Portugal 5.3%
Jeronimo Martins SA (Food producer and retailer) .....................................................      19,471
       936,000
Telecel-Comunicacoes Pessoais, SA (Cellular communication services) ..................................
2,900           515,276
                                                                                                                          ----------
                                                                                                                           1,451,276
                                                                                                                          ----------

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                                                                                                                            Market
                                                                                                              Shares       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Spain 1.4%
Aldeasa SA (Operator of airport duty-free shops) .....................................................          3,300
     118,357
TelePizza, SA* (Operator of fast food restaurants) ...................................................         26,000
      275,514
                                                                                                                          ----------
                                                                                                                             393,871
                                                                                                                          ----------

Sweden 1.6%
Kinnevik AB "B" (Diversified holding company) ........................................................          3,600
      117,185
OM Gruppen AB (Operator of exchanges and clearing organizations for options, futures, and
   stock loans) ......................................................................................         15,300        318,590
TV 4 AB (Broadcaster of news, sports, documentaries, and entertainment; program producer)
 ............            200          3,688
                                                                                                                          ----------
                                                                                                                             439,463
                                                                                                                          ----------

Switzerland 3.2%
Gretag Imaging Group* (Manufacturer of image processing equipment and systems)
 .......................          1,700        163,343
Kuoni Reisen AG (Registered) (Travel agency) .........................................................            114
    566,876
Lindt & Spruengli AG (Manufacturer of chocolate and confectionary products) ..........................
          3          7,746
Phoenix Mecano AG (Bearer) (Manufacturer of housings and components for computers)
 ...................            206        133,316
                                                                                                                          ----------
                                                                                                                             871,281
                                                                                                                          ----------

United Kingdom 12.1%
ARM Holdings PLC* (Producer of RISC microprocessors, technology and software)
 ........................          2,020         38,787
Aegis Group PLC* (Leading independent media services group) ..........................................
35,373         57,290
Avis Europe PLC (Car rental services) ................................................................          7,300
33,072
Computacenter PLC* (Information technology services) .................................................
4,036         50,744
Corporate Services Group PLC (Employment services and training) ......................................
113,875        454,428
Expro International Group PLC (Provider of oilfield services) ........................................
29,100        241,484
Games Workshop Group PLC (Manufacturer of table top war game systems and miniatures)
 .................         10,800        105,492
ITNET PLC* (Supplier of business process management services) ........................................
 7,099         51,206
Matalan PLC* (Clothing retailer) .....................................................................         11,533
56,615
New Look Group PLC* (Retailer of womenswear) .........................................................
50,358        126,124
Provident Financial PLC* (Personal finance group) ....................................................
37,350        586,215
RM PLC (Supplier of integrated information technology solutions to educational markets)
 ..............         45,000        278,005
Regent Inns PLC (Owner and operator of hotels and restaurants) .......................................
42,045        135,491
Serco Group PLC* (Facilities management company) .....................................................
46,700      1,077,605
                                                                                                                          ----------
                                                                                                                           3,292,558
                                                                                                                          ----------

United States 34.9%
Access Health, Inc.* (Personal health management services) ...........................................
3,200         81,600
Aptargroup, Inc. (Manufacturer of packaging equipment components) ....................................
   3,900        242,531
Axogen Ltd. Units* (Future development of therapeutic products for treatment of neurological
   disorders) ........................................................................................          7,000        441,000
BE Aerospace* (Airline audio/video control systems) ..................................................
5,600        163,100
Barrett Resources Corp.* (Oil and gas exploration and production) ....................................
4,300        160,981
Benton Oil & Gas Co.* (Oil and gas exploration, development and production) ..........................
     12,900        137,063
Billing Concepts* (Billing and information management services) ......................................
31,900        494,450
Black Box Corp.* (Manufacturer of wide area networking products, direct marketer of
   computer products) ................................................................................          2,700
89,606
CNF Transportation, Inc. (Trucking, air freight) .....................................................          4,800
   204,000
Cintas Corp. (Uniform rentals) .......................................................................          4,100
209,100
Computer Motion, Inc.* (Develops and markets proprietary robotic and computerized surgical
   systems) ..........................................................................................          2,500         32,500
Concentra Managed Care, Inc.* (Provider of integrated nonrisk-bearing workers'
   compensation managed care) ........................................................................          9,800
254,800
Dallas Semiconductor Corp. (Manufacturer of silicon integrated circuits and subsystems)
 ..............          2,400         74,400
Eagle USA Airfreight, Inc.* (Airfreight forwarding services) .........................................
1,000         34,688
Fiserv Inc.* (Data processing services) ..............................................................         12,000
509,625
G & K Services, Inc. "A" (Uniform rentals) ...........................................................          3,500
 152,688
General Communication, Inc. "A"* (Telecommunication services) ........................................
18,000        109,125
Harveys Casino Resorts (Owner and operator of hotel/casino properties) ...............................
 7,700        208,863
Healthcare Recoveries, Inc.* (Provider of recovery services for private healthcare payors) ...........
        1,100         21,725

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

                                                                                                                            Market
                                                                                                              Shares       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

IDX Systems Corp.* (Provider of health care information systems to physician groups and
   academic medical centers) .........................................................................          7,266
334,690
JLK Direct Distribution Inc. "A"* (Manufacturer of metalworking tools) ...............................
 1,400         30,625
MBIA, Inc. (Insurer of municipal bonds) ..............................................................          2,924
218,935
Network Appliance, Inc.* (Designer and manufacturer of network data storage devices)
 .................         27,800      1,082,463
North Fork Bancorporation, Inc. (Commercial and savings bank holding company)
 ........................          1,050         25,659
Samsonite Corp.* (Luggage manufacturer) ..............................................................          2,765
     29,897
Security Dynamics Technologies, Inc.* (Designer, developer and supporter of a family of security products used to manage access to computer-based information resources) ..................
       3,500         64,750
Sepracor, Inc.* (Developer of enhanced forms of existing pharmaceuticals) ............................
  4,300        178,450
Sola International, Inc.* (Manufacturer of plastic eyeglass lenses) ..................................
14,500        473,969
Sterling Commerce, Inc.* (Producer of electronic data interchange products and services)
 .............         20,425        990,613
Suiza Foods Corp.* (Food distributor) ................................................................          4,700
280,531
Symbol Technologies Inc. (Manufacturer of bar code laser scanners) ...................................
7,450        281,238
TCI Satellite Entertainment, Inc.* (Television programming via digital satellite) ....................
37,800        222,075
Tiffany & Co. (Retailer of jewelry and gift items) ...................................................          8,300
  398,400
Total Renal Care Holdings, Inc.* (Dialysis services for treatment of chronic kidney failure) .........
       8,566        295,527
Tower Realty Trust, Inc. (REIT) (Developer and manager of office properties) .........................
     3,700         82,788
Vincam Group, Inc.* (Provider of solutions to complexities and costs of employment and
   personnel) ........................................................................................          1,950         38,269
Vitesse Semiconductor Corp.* (Manufacturer of digital integrated circuits) ...........................
21,100        651,463
Wackenhut Corrections Corp.* (Manager of privatized correctional and detention facilities)
 ...........          6,000        140,250
Wesley Jessen VisionCare, Inc.* (Manufacturer of soft contact lenses) ................................
3,500         80,938
                                                                                                                          ----------
                                                                                                                           9,523,375
                                                                                                                          ----------
Total Common Stocks (Cost $19,094,413) ...............................................................
24,783,674
                                                                                                                          ----------
------------------------------------------------------------------------------------------------------------------------------------

Total Investment Portfolio -- 100.0% (Cost $21,612,413) (b) ..........................................
     27,301,674
                                                                                                                          ==========
------------------------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.

(a) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $279,500 (1% of net assets). The value has been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, the estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at June 30, 1998 aggregated $283,760. The security may also have certain restrictions as to resale.

(b) At June 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $21,787,131 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an
         excess of market value over tax cost ...................................................    $  6,593,699

      Aggregate gross unrealized depreciation for all investments in which there is an
         excess of tax cost over market value ...................................................       1,079,156
                                                                                                     ------------
      Net unrealized appreciation ...............................................................    $  5,514,543
                                                                                                     ============

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1998, aggregated $8,153,842 and $5,246,794, respectively.
--------------------------------------------------------------------------------

      From November 1, 1997 through December 31, 1997, the Global Discovery Portfolio incurred approximately $110,514 of net realized capital losses which the Portfolio intends to elect to defer and treat as arising in the fiscal year ended December 31, 1998.

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------
Assets
Investments, at market (identified cost $21,612,413) .......................    $    27,301,674
Foreign currency, at market (cost $50,353) .................................             50,286
Receivable for investments sold ............................................            175,611
Foreign taxes recoverable ..................................................              4,685
Dividends and interest receivable ..........................................             26,640
Other assets ...............................................................                263
                                                                                ---------------
Total assets ...............................................................         27,559,159

Liabilities
Accrued management fee .....................................................             21,902
Payable for investments purchased ..........................................            136,608
Other payables and accrued expenses ........................................             25,880
                                                                                ---------------
Total liabilities ..........................................................            184,390
                                                                                ---------------
Net assets, at market value ................................................    $    27,374,769
                                                                                ===============

Net Assets
Net assets consist of:
Undistributed net investment income (loss) .................................             11,678
Net unrealized appreciation (depreciation) on:
Investments ................................................................          5,689,261
Foreign currency related transactions ......................................             (1,821)
Accumulated net realized gain (loss) .......................................           (279,262)
Paid-in capital ............................................................         21,954,913
                                                                                ---------------
Net assets, at market value ................................................    $    27,374,769
                                                                                ===============

Class A
Net asset value, offering and redemption price per share ($23,476,314 /
   2,913,244 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) ....................              $8.06
                                                                                          =====

Class B
Net asset value, offering and redemption price per share ($3,898,455 /
   484,801 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) ....................              $8.04
                                                                                          =====

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $14,479) ................     $   151,257
Interest ............................................................          54,244
                                                                          -----------
                                                                              205,501
Expenses:
Management fee ......................................................         116,125
Trustees' fees and expenses .........................................          11,376
Accounting fees .....................................................          33,496
Distribution fees (Class B) .........................................           3,723
Custodian fees ......................................................          34,358
Auditing ............................................................           1,527
Legal ...............................................................           3,607
                                                                          -----------
Total expenses before reductions ....................................         204,212
Expense reductions ..................................................         (16,484)
                                                                          -----------
Expenses, net .......................................................         187,728
                                                                          -----------
Net investment income ...............................................          17,773
                                                                          -----------

Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments .........................................................         163,949
Foreign currency related transactions ...............................            (924)
                                                                          -----------
                                                                              163,025
Net unrealized appreciation (depreciation) during the period on:
Investments .........................................................       3,224,317
Foreign currency related transactions ...............................          (3,125)
                                                                          -----------
Net gain (loss) on investment transactions ..........................       3,221,192
                                                                          -----------
                                                                            3,384,217
                                                                          -----------
Net increase (decrease) in net assets resulting from operations .....     $ 3,401,990
                                                                          ===========

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         Six Months          Year
                                                                            Ended           Ended
                                                                        June 30, 1998    December 31,
Increase (Decrease) in Net Assets                                        (Unaudited)         1997
------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................................     $     17,773      $    (84,494)
Net realized gain (loss) from investment transactions .............          163,025           255,396
Net unrealized appreciation (depreciation) on investment
   transactions during the period .................................        3,221,192         1,789,460
                                                                        ------------      ------------
Net increase (decrease) in net assets resulting from operations ...        3,401,990         1,960,362
                                                                        ------------      ------------
Distributions to shareholders from:
Net investment income (Class A) ...................................         (312,453)          (56,210)
                                                                        ------------      ------------
Net investment income (Class B) ...................................          (41,745)               --
                                                                        ------------      ------------
Net realized gains from investment transactions (Class A) .........         (182,265)          (28,105)
                                                                        ------------      ------------
Net realized gains from investment transactions (Class B) .........          (24,351)               --
                                                                        ------------      ------------
Portfolio share transactions:
Class A
Proceeds from shares sold .........................................        8,631,031         8,909,818
Net asset value of shares issued to shareholders in
   reinvestment of distributions ..................................          494,718            84,315
Cost of shares redeemed ...........................................       (6,054,820)       (9,691,134)
                                                                        ------------      ------------
Net increase (decrease) in net assets from Class A share
   transactions ...................................................        3,070,929          (697,001)
                                                                        ------------      ------------
Class B*
Proceeds from shares sold .........................................        1,469,640         2,500,974
Net asset value of shares issued to shareholders in
   reinvestment of distributions ..................................           66,096                --
Cost of shares redeemed ...........................................         (188,213)         (322,143)
                                                                        ------------      ------------
Net increase (decrease) in net assets from Class B share
   transactions ...................................................        1,347,523         2,178,831
                                                                        ------------      ------------
Increase (decrease) in net assets .................................        7,259,628         3,357,877
Net assets at beginning of period .................................       20,115,141        16,757,264
                                                                        ------------      ------------
Net assets at end of period (including undistributed net
   investment income of $11,678 and $348,103, respectively) .......     $ 27,374,769      $
20,115,141
                                                                        ============      ============

Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period .........................        2,526,754         2,647,089
                                                                        ------------      ------------
Shares sold .......................................................        1,095,209         1,316,648
Shares issued to shareholders in reinvestment of distributions ....           66,139            13,469
Shares redeemed ...................................................         (774,858)       (1,450,452)
                                                                        ------------      ------------
Net increase (decrease) in Portfolio shares .......................          386,490          (120,335)
                                                                        ------------      ------------
Shares outstanding at end of period ...............................        2,913,244         2,526,754
                                                                        ============      ============
Class B*
Shares outstanding at beginning of period .........................          314,140                --
                                                                        ------------      ------------
Shares sold .......................................................          185,947           358,842
Shares issued to shareholders in reinvestment of distributions ....            8,848                --
Shares redeemed ...................................................          (24,134)          (44,702)
                                                                        ------------      ------------
Net increase (decrease) in Portfolio shares .......................          170,661           314,140
                                                                        ------------      ------------
Shares outstanding at end of period ...............................          484,801           314,140
                                                                        ============      ============

* Prior period information for Class B is from May 2, 1997 (commencement of sale of Class B shares) to December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                           GLOBAL DISCOVERY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

         Class A (c)
---------------------------------                                                                  For the Period
                                                                                                     May 1, 1996
                                                              Six Months Ended                    (commencement of
                                                                June 30, 1998      Year Ended      operations) to
                                                                 (Unaudited)   December 31, 1997  December 31, 1996
                                                              -----------------------------------------------------

Net asset value, beginning of period ...........................   $ 7.08           $ 6.33           $ 6.00(b)
                                                                   ------           ------           ------
Income from investment operations:
Net investment income (loss) ...................................      .01             (.03)            (.01)
Net realized and unrealized gain (loss) on investment
  transactions .................................................     1.16              .81              .34
                                                                   ------           ------           ------
Total from investment operations ...............................     1.17              .78              .33
                                                                   ------           ------           ------
Less distributions from:
Net investment income ..........................................     (.12)            (.02)              --
Net realized gains on investment transactions ..................     (.07)            (.01)              --
                                                                   ------           ------           ------
Total distributions ............................................     (.19)            (.03)              --
                                                                   ------           ------           ------
Net asset value, end of period .................................   $ 8.06           $ 7.08           $ 6.33
                                                                   ======           ======           ======
Total Return (%) (d) ...........................................    16.68**          12.38             5.50**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................       23               18               17
Ratio of operating expenses, net to average daily net assets
  (%) ..........................................................     1.55*            1.50             1.50*
Ratio of operating expenses before expense reductions, to
  average daily net assets (%) .................................     1.68*            1.79             2.32*
Ratio of net investment income (loss) to average daily net
  assets (%) ...................................................      .18*            (.44)            (.13)*
Portfolio turnover rate (%) ....................................    47.71*           83.16            50.31*

(a) Based on monthly average shares outstanding during the period.
(b) Original capital.
(c) On May 2, 1997 existing shares were designated as Class A shares.
(d) Total returns would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized

                           GLOBAL DISCOVERY PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

            Class B
-----------------------------------                                                                  For the Period
                                                                                                       May 2, 1997
                                                                                                    (commencement of
                                                                                 Six Months Ended    sale of Class B
                                                                                  June 30, 1998        shares) to
                                                                                   (Unaudited)      December 31, 1997
                                                                                --------------------------------------

Net asset value, beginning of period ...........................................    $ 7.07               $ 6.20
                                                                                    ------               ------
Income from investment operations:
Net investment loss ............................................................        --***              (.04)
Net realized and unrealized gain (loss) on investment transactions .............      1.16                  .91
                                                                                    ------               ------
Total from investment operations ...............................................      1.16                  .87
                                                                                    ------               ------
Less distributions from:
Net investment income ..........................................................      (.12)                  --
Net realized gains on investment transactions ..................................      (.07)                  --
                                                                                    ------               ------
Total distributions ............................................................      (.19)                  --
                                                                                    ------               ------
Net asset value, end of period .................................................    $ 8.04               $ 7.07
                                                                                    ======               ======
Total Return (%) (b) ...........................................................     16.56**              14.03**
Ratios and Supplemental Data
Net assets, end of period ($ millions) .........................................         4                    2
Ratio of operating expenses, net to average daily net assets (%) ...............      1.80*
1.75
Ratio of operating expenses, before reductions, to average daily net
  assets (%) ...................................................................      1.93*                2.00*
Ratio of net investment loss to average daily net assets (%) ...................      (.05)*               (.89)*
Portfolio turnover rate (%) ....................................................     47.71*               83.16

(a) Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
*   Annualized
**  Not annualized
*** Less than .005

                             INTERNATIONAL PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                                        Principal          Market
                                                                                                        Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 4.4%
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75% to be repurchased at $22,840,648 on 7/1/1998, collateralized by a $22,986,000 U.S. Treasury Note,
   5.625%, 12/31/2002 (Cost $22,837,000) ...........................................................      22,837,000
   22,837,000
                                                                                                                        ------------

BONDS 0.3%
------------------------------------------------------------------------------------------------------------------------------------

Japan 0.2%
Sumitomo Bank, Variable Rate Bond, 9.4%, 12/29/2049** ..............................................
878,000         873,610
                                                                                                                        ------------

United States 0.1%
IBJ Preferred Capital Co., 8.912%, 12/29/2049 ......................................................         754,000
      668,233
                                                                                                                        ------------
Total Bonds (Cost $1,632,000) ......................................................................
1,541,843
                                                                                                                        ------------

CONVERTIBLE BONDS 0.3%
------------------------------------------------------------------------------------------------------------------------------------

Japan
Softbank Corp., 0.5%, 3/29/2002 (Cost $2,136,453) .................................................. JPY
212,000,000       1,415,175
                                                                                                                        ------------

                                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 95.0%
------------------------------------------------------------------------------------------------------------------------------------

Argentina 0.5%
YPF S.A. "D" (ADR) (Petroleum company) .............................................................          90,100
     2,708,631
                                                                                                                        ------------

Australia 0.5%
AMP Ltd.* (Life insurance, annuities, pensions, other financial services) ..........................
87,800       1,030,085
Woodside Petroleum Ltd. (Major oil and gas producer) ...............................................
298,500       1,493,469
                                                                                                                        ------------
                                                                                                                           2,523,554
                                                                                                                        ------------

Brazil 0.5%
Companhia Vale do Rio Doce (pfd.) "A" (Diverse mining and industrial complex) ......................
     140,180       2,860,445
                                                                                                                        ------------

Canada 1.2%
Canadian National Railway Co. (Railroad operator) ..................................................
120,800       6,419,462
                                                                                                                        ------------

China 0.5%
Anhui Expressway Co., Ltd. "H" (Developer and manager of toll highways in Anhui province)
 ..........       3,340,900         336,332
China Telecommunications* (Telecommunication services) .............................................
265,500         462,603
GZI Transport Ltd. (Developer and operator of toll highways in Guangdong Province)
 .................         757,400         171,070
Jiangsu Expressway Co., Ltd. "H" (Builder and manager of the Shanghai-Nanjing expressway)
 ..........       2,452,300         462,101
Shenzhen Expressway Co. "H" (Highway developer) ....................................................
2,596,400         475,850
Sichuan Expressway Co. (Developer of toll roads, bridges and tunnels) ..............................
3,027,000         289,104
Zhejiang Expressway Co., Ltd. "H" (Road construction and management) ...............................
2,668,700         447,768
                                                                                                                        ------------
                                                                                                                           2,644,828
                                                                                                                        ------------

Finland 2.7%
Nokia AB Oy "A" (Manufacturer of telecommunication systems and equipment) ..........................
       118,200       8,702,357
Pohjola Insurance Co., Ltd. "B" (Insurance company) ................................................
102,000       5,080,877
                                                                                                                        ------------
                                                                                                                          13,783,234
                                                                                                                        ------------

France 19.1%
AXA-UAP S.A. (Insurance group providing insurance, finance and real estate services) ...............
        49,036       5,515,404
Accor S.A. (Catering, hotels and travel services) ..................................................          24,917
 6,973,479
Alcatel Alsthom (Manufacturer of transportation, telecommunication and energy equipment)
 ...........          52,161      10,620,803

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                                                                                                               Market
                                                                                             Shares           Value ($)
-----------------------------------------------------------------------------------------------------------------------
Bouygues SA (Conglomerate: public works; real estate and industrial development;
   engineering services; television and motion pictures) .................................    16,378
2,974,518
Canal Plus (Leading pay television network) ..............................................    20,216
3,778,567
Carrefour (Hypermarket operator and food retailer) .......................................     8,284
5,241,130
Christian Dior (Leading fashion house) ...................................................    14,151
1,781,251
Compagnie de Saint-Gobain (Glass manufacturer) ...........................................    26,823
4,973,549
Credit Commercial de France (Bank) .......................................................    35,926
3,024,684
France Telecom S.A. (Telecommunication services) .........................................    85,966
5,929,474
Groupe Danone (Producer of packaged foods and beverages) .................................    10,124
 2,791,523
LVMH Louis Vuitton Moet-Hennessy SA (Producer of wines, spirits and luxury products) .....
18,607          3,724,047
Lagardere S.C.A. (Holding company with interests in publishing, defense, audiovisual
   production and services, telecommunications and media) ................................    80,201
3,339,000
Rhodia SA* (Drug manufacturer and chemicals specialist) ..................................    39,053
1,089,094
Rhone-Poulenc S.A. "A" (Medical, agricultural and consumer chemicals) ....................   111,322
      6,278,975
Schneider S.A. (Manufacturer of electronic components and automated manufacturing
   systems) ..............................................................................    62,716          5,001,139
Societe Lyonnaise des Eaux SA (Water utility) ............................................    45,838
7,544,008
Societe Nationale Elf Aquitaine (Petroleum company) ......................................    51,276
7,209,190
Television Francaise (Television broadcasting) ...........................................    22,631
3,507,492
Thomson CSF (Manufacturer of aerospace systems and industrial electronics products) ......
108,424          4,124,836
Usinor Sacilor (Producer of flat steel and stainless steel) ..............................   187,791
2,901,183
                                                                                                            -----------
                                                                                                             98,323,346
                                                                                                            -----------

Germany 20.7%
Allianz AG (Multi-line insurance company) ................................................    23,687
7,901,578
Allianz AG* (New) ........................................................................       664            219,658
BASF AG (Leading international chemical producer) ........................................   131,699
6,263,034
BHF-Bank AG (Universal banking services) .................................................    86,872
3,309,822
Bayerische Vereinsbank AG (Commercial bank) ..............................................   118,042
10,016,042
Deutsche Telekom AG (Telecommunication services) .........................................   207,554
5,686,253
Deutsche Telekom AG (ADR) ................................................................    25,300
695,750
Dresdner Bank AG (Universal bank) ........................................................   108,647
5,874,765
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) .............
16,771          1,390,491
Hoechst AG (Chemical producer) ...........................................................   211,410
10,639,968
Mannesmann AG (Diversified construction and technology company) ..........................    90,141
      9,273,303
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance company) ...........
17,382          8,637,258
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) .................
113,400          6,716,646
SAP AG (pfd.) (Computer software manufacturer) ...........................................    13,404
9,106,231
Schering AG (Pharmaceutical and chemical producer) .......................................    47,441
5,590,890
Siemens AG (Leading electrical engineering and electronics company) ......................    40,609
   2,480,704
VEBA AG (Electric utility, distributor of oil and chemicals) .............................    72,386
4,871,498
VIAG AG (Provider of electrical power and natural gas services, aluminum products,
   chemicals, ceramics and glass) ........................................................    11,581          7,976,930
                                                                                                            -----------
                                                                                                            106,650,821
                                                                                                            -----------

Hong Kong 3.2%
Cheung Kong Holdings Ltd. (Real estate company) ..........................................   510,700
2,517,907
Citic Pacific Ltd. (Diversified holding company) ......................................... 1,009,200
1,804,004
Cosco Pacific Ltd. (Investment holding company) .......................................... 1,297,400
460,487
HSBC Holdings Ltd. (Bank) ................................................................   196,490          4,818,418
Hong Kong & China Gas Co., Ltd. (Gas utility) ............................................       591
671
Hong Kong & China Gas Co., Ltd. Warrant* (expire 9/30/99) ................................        26
      2
Hutchison Whampoa, Ltd. (Container terminal and real estate company) .....................   391,200
      2,060,010
Kerry Properties, Ltd. (Real estate company) ............................................. 1,066,900
784,890
New World Development Co., Ltd. (Property investment and development, construction
   and engineering, hotels and restaurants, telecommunications) ..........................   987,392
1,911,575
New World Infrastructure Ltd.* (Investment and operation of infrastructure projects) .....
764,800            883,449
Sun Hung Kai Properties Ltd. (Real estate developer and finance company) .................   261,000
       1,115,010
                                                                                                            -----------
                                                                                                             16,356,423
                                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                                                                                                                            Market
                                                                                                             Shares        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Italy 4.6%
Banca Commerciale Italiana SpA (Commercial bank) ...................................................
424,100       2,537,320
Banca di Roma SpA* (Commercial and savings bank) ...................................................
1,251,700       2,606,608
Banco Intesa SpA (Bank) ............................................................................         266,500
1,491,680
Credito Italiano SpA (Commercial bank) .............................................................         388,900
 2,036,704
Fiat SpA (Manufacturer of automobiles, commercial vehicles, farm and construction
   equipment) ......................................................................................         226,300
990,918
Istituto Bancario San Paolo di Torino (Commercial bank) ............................................
119,300       1,722,271
Istituto Nazionale delle Assicurazione (Insurance company) .........................................
1,568,100       4,456,961
Telecom Italia Mobile SpA (Cellular telecommunication services) ....................................
501,000       3,065,074
Telecom Italia SpA (Telecommunications, electronics and network construction) ......................
    687,500       5,063,142
                                                                                                                        ------------
                                                                                                                          23,970,678
                                                                                                                        ------------

Japan 8.2%
Bridgestone Corp. (Leading automobile tire manufacturer) ...........................................
149,000       3,538,372
Canon Inc. (Leading producer of visual image and information equipment) ............................
163,000       3,717,420
Daiwa Securities Co., Ltd. (Brokerage and other financial services) ................................
537,000       2,321,090
Fujitsu Ltd. (Leading manufacturer of computers) ...................................................         314,000
     3,319,143
Keyence Corp. (Specialized manufacturer of sensors) ................................................
17,400       1,902,259
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment, machinery parts) ................
     213,000       2,129,692
Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) ..............................
41,200       2,815,870
Nintendo Co., Ltd. (Game equipment manufacturer) ...................................................
40,400       3,758,616
Nippon Telegraph & Telephone Corp. (Leading telecommunications company) ............................
           256       2,131,480
Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter) .................
 237,000       2,771,177
SMC Corp. (Leading maker of pneumatic equipment) ...................................................
29,400       2,245,656
Sony Corp. (Consumer electronic products manufacturer) .............................................
41,700       3,607,841
Sumitomo Electric Industries, Ltd. (Leading manufacturer of electric wires and cables) .............
    144,000       1,462,728
Teijin Ltd. (Manufacturer of polyester products) ...................................................         617,000
   1,876,195
Tokyo Electron Ltd. (Leading semiconductor production equipment manufacturer) ......................
        87,000       2,677,020
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) ........................
    97,000       2,029,612
                                                                                                                        ------------
                                                                                                                          42,304,171
                                                                                                                        ------------

Netherlands 4.6%
AEGON Insurance Group NV (Insurance company) .......................................................
115,892      10,093,433
Akzo-Nobel NV (Chemical producer) ..................................................................          12,700
 2,825,833
Elsevier NV (International publisher of scientific, professional, business, and consumer
   information books) ..............................................................................         248,570
3,754,908
Heineken Holding NV "A" (Producer and distributor of beers, spirits, wines, soft drinks)
     148,787       4,905,146
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) ................................
    41,500       2,303,400
                                                                                                                        ------------
                                                                                                                          23,882,720
                                                                                                                        ------------

Portugal 1.5%
Jeronimo Martins S.A. (Food producer and retailer) .................................................          83,610
     4,019,259
Portugal Telecom S.A. (Telecommunication services) .................................................
66,950       3,550,599
                                                                                                                        ------------
                                                                                                                           7,569,858
                                                                                                                        ------------

Singapore 0.2%
City Developments Ltd. (Developer of residential, industrial, retail and investment properties,
   owner and operator of hotels) ...................................................................         346,000
969,786
                                                                                                                        ------------

Sweden 3.8%
AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) .......................
 135,000       2,065,981
L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular
   telephone equipment) ............................................................................         288,024
8,244,687
Skandia Forsakrings AB (Insurance, savings, pension and banking services) ..........................
639,500       9,144,880
                                                                                                                        ------------
                                                                                                                          19,455,548
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                                                                                                                            Market
                                                                                                             Shares        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Switzerland 8.5%
Ciba Specialty Chemical (Registered) (Manufacturer of chemical products for plastics,
   coatings, fibers and fabrics) .............................................................             37,437
4,814,671
Clariant AG (Registered) (Manufacturer of color chemicals) ...................................
12,042          7,944,237
Credit Suisse Group (Registered) (Provider of bank services, management services and
   life insurance) ...........................................................................             39,600          8,825,860
Nestle S.A. (Registered) (Food manufacturer) .................................................              3,575
 7,663,244
Novartis AG (Bearer) (Pharmaceutical company) ................................................              2,657
     4,432,135
Novartis AG (Registered) .....................................................................              3,339
5,565,368
UBS AG (Registered) (Provider of banking and management services) ............................
12,225          4,553,193
                                                                                                                        ------------
                                                                                                                          43,798,708
                                                                                                                        ------------

United Kingdom 14.7%
BOC Group PLC (Producer of industrial gases) .................................................            270,448
      3,687,045
British Airways PLC (Provider of passenger and cargo airline services) .......................
235,919          2,554,532
British Petroleum PLC (Major integrated world oil company) ...................................
45                657
Carlton Communications PLC (Television post production products and services) ................
  423,774          3,785,529
General Electric Co., PLC (Manufacturer of power, communications and defense
   equipment and other various electrical components) ........................................            795,771
      6,862,729
Glaxo Wellcome PLC (Pharmaceutical company) ..................................................
199,088          5,980,186
Imperial Chemical Industries PLC (Leading international chemical producer) ...................
137,858          2,214,346
Orange PLC* (Operator of digital mobile telephone network) ...................................
716,208          7,593,663
Pearson PLC (Diversified media and entertainment holding company) ............................
318,320          5,835,858
Pilkington PLC (Manufacturer of glass for building and transport markets) ....................
1,003,979          1,852,360
PowerGen PLC (Electric utility) ..............................................................            168,490
2,329,394
Reuters Holdings PLC (International news agency) .............................................            543,447
       6,215,645
Rio Tinto PLC (Mining and finance company) ...................................................            166,557
     1,877,176
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) ..........................
431,900          3,043,225
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) ...............
   373,521          4,562,131
WPP Group PLC (Advertising agency) ...........................................................          1,415,473
    9,282,313
Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products and
   specialty chemicals) ......................................................................            184,893
7,940,171
                                                                                                                        ------------
                                                                                                                          75,616,960
                                                                                                                        ------------
Total Common Stocks (Cost $351,348,652) ......................................................
489,839,173
                                                                                                                        ------------
====================================================================================================================================

Total Investment Portfolio-- 100.0% (Cost $377,954,105) (a) ..................................
     515,633,191
                                                                                                                        ============
====================================================================================================================================

*     Non-income producing security.

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of June 30, 1998.

(a) At June 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $378,470,815 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an
         excess of market value over tax cost .................................................     $ 155,575,808

      Aggregate gross unrealized depreciation for all investments in which there is an
         excess of tax cost over market value .................................................        18,413,432
                                                                                                    -------------

      Net unrealized appreciation .............................................................     $ 137,162,376
                                                                                                    =============

================================================================================

      Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1998, aggregated $130,830,168 and $134,646,033, respectively.

Currency Abbreviations
-------------------------------
JPY Japanese Yen

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $377,954,105) .......................    $    515,633,191
Foreign currency, at market (cost $634,891) .................................             626,379
Receivable for investments sold .............................................             861,041
Foreign taxes recoverable ...................................................           1,086,574
Dividend and interest receivable ............................................             839,764
Other assets ................................................................               7,583
                                                                                 ----------------
Total assets ................................................................         519,054,532

Liabilities
Payable for investments purchased ...........................................             697,932
Accrued management fee ......................................................             369,570
Other payables and accrued expenses .........................................             396,709
                                                                                 ----------------
Total liabilities ...........................................................           1,464,211
                                                                                 ----------------
Net assets, at market value .................................................    $    517,590,321
                                                                                 ================

Net Assets
Net assets consist of:
Undistributed net investment income (loss) ..................................           3,199,305
Net unrealized appreciation (depreciation) on:
Investments .................................................................         137,679,086
Foreign currency related transactions .......................................              (2,193)
Accumulated net realized gain ...............................................          10,452,746
Paid-in capital .............................................................         366,261,377
                                                                                 ----------------
Net assets, at market value .................................................    $    517,590,321
                                                                                 ================
Class A
Net asset value, offering and redemption price per share
   ($517,168,916 / 34,869,081 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) .....................              $14.83
                                                                                           ======
Class B
Net asset value, offering and redemption price per share
   ($421,405 / 28,481 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) .....................              $14.80
                                                                                           ======

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $727,530) .........................  $      5,674,613
Interest (net of foreign taxes withheld of $1,185) ............................           542,148
                                                                                 ----------------
                                                                                        6,216,761
Expenses:
Management fee ................................................................         2,030,828
Custodian fees ................................................................           237,173
Accounting fees ...............................................................           190,574
Distribution fees (Class B) ...................................................               486
Trustees' fees and expenses ...................................................             8,834
Reports to shareholders .......................................................             3,000
Auditing ......................................................................            27,009
Legal .........................................................................             9,536
Other .........................................................................            34,286
                                                                                 ----------------
                                                                                        2,541,726
                                                                                 ----------------
Net investment income .........................................................         3,675,035
                                                                                 ----------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ...................................................................        11,461,986
Foreign currency related transactions .........................................           (76,909)
                                                                                 ----------------
                                                                                       11,385,077
                                                                                 ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ...................................................................        73,247,735
Foreign currency related transactions .........................................            21,050
                                                                                 ----------------
                                                                                       73,268,785
                                                                                 ----------------
Net gain on investment transactions ...........................................        84,653,862
                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations ...............  $     88,328,897
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Six Months           Year
                                                                        Ended            Ended
                                                                    June 30, 1998     December 31,
Increase (Decrease) in Net Assets                                    (Unaudited)          1997
---------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................  $    3,675,035    $    7,360,580
Net realized gain (loss) from investment transactions ...........      11,385,077       125,615,265
Net unrealized appreciation (depreciation) on investment
   transactions during the period ...............................      73,268,785       (70,385,972)
                                                                   --------------    --------------
Net increase in net assets resulting from operations ............      88,328,897        62,589,873
                                                                   --------------    --------------
Distributions to shareholders from:
Net investment income (Class A) .................................      (7,697,972)      (11,550,387)
                                                                   --------------    --------------
Net investment income (Class B) .................................          (6,202)               --
                                                                   --------------    --------------
Net realized gains from investment transactions (Class A) .......     (50,628,971)       (6,050,202)
                                                                   --------------    --------------
Net realized gains from investment transactions (Class B) .......         (42,421)               --
                                                                   --------------    --------------
Portfolio share transactions:
Class A
Proceeds from shares sold .......................................     306,836,308       326,908,941
Net asset value of shares issued to shareholders in
   reinvestment of distributions ................................      58,326,943        17,600,589
Cost of shares redeemed .........................................    (304,814,201)     (688,657,725)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Class A share
   transactions .................................................      60,349,050      (344,148,195)
                                                                   --------------    --------------
Class B*
Proceeds from shares sold .......................................          10,384           365,304
Net asset value of shares issued to shareholders in reinvestment
   of dividends .................................................          48,623                --
Cost of shares redeemed .........................................          (8,947)           (7,040)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Class B share
   transactions .................................................          50,060           358,264
                                                                   --------------    --------------
Increase (decrease) in net assets ...............................      90,352,441      (298,800,647)
Net assets at beginning of period ...............................     427,237,880       726,038,527
                                                                   --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $3,199,305 and $7,228,444,
   respectively) ................................................  $  517,590,321    $  427,237,880
                                                                   ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period .......................      30,264,570        54,809,210
                                                                   --------------    --------------
Shares sold .....................................................      21,500,218        23,224,538
Shares issued to shareholders in reinvestment of distributions ..       4,388,784         1,330,354
Shares redeemed .................................................     (21,284,491)      (49,099,532)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares .....................       4,604,511       (24,544,640)
                                                                   --------------    --------------
Shares outstanding at end of period .............................      34,869,081        30,264,570
                                                                   ==============    ==============
Class B*
Shares outstanding at beginning of period .......................          24,670                --
                                                                   --------------    --------------
Shares sold .....................................................             775            25,146
Shares issued to shareholders in reinvestment of distributions ..           3,664                --
Shares redeemed .................................................            (628)             (476)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares .....................           3,811            24,670
                                                                   --------------    --------------
Shares outstanding at end of period .............................          28,481            24,670
                                                                   ==============    ==============

* For the period May 8, 1997 (commencement of sale of Class B shares) to December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

    Class A (b)                        Six Months Ended                Years Ended December 31,
--------------------------              June 30, 1998   ----------------------------------------------------------
                                         (Unaudited)      1997        1996       1995        1994        1993
                                      ----------------------------------------------------------------------------

Net asset value, beginning of period ...   $14.11       $ 13.25     $ 11.82    $ 10.69     $ 10.85     $
8.12
                                           ------       -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ..................      .11           .14         .12        .11         .06         .09
Net realized and unrealized gain
  (loss) on investment transactions ....     2.58          1.04        1.60       1.07        (.15)       2.90
                                           ------       -------     -------    -------     -------     -------
Total from investment operations .......     2.69          1.18        1.72       1.18        (.09)       2.99
                                           ------       -------     -------    -------     -------     -------
Less distributions:
From net investment income .............     (.26)         (.21)       (.29)      (.01)       (.07)       (.14)
In excess of net investment income             --            --          --         --          --        (.12)
From net realized gains on
  investment transactions ..............    (1.71)         (.11)         --       (.04)         --          --
                                           ------       -------     -------    -------     -------     -------
Total distributions ....................    (1.97)         (.32)       (.29)      (.05)       (.07)       (.26)
                                           ------       -------     -------    -------     -------     -------
Net asset value, end of period .........   $14.83       $ 14.11     $ 13.25    $ 11.82     $ 10.69     $
10.85
                                           ======       =======     =======    =======     =======
=======
Total Return (%) .......................    20.51**        9.07       14.78      11.11        (.85)      37.82
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) .........................      517           427         726        548         472         238
Ratio of operating expenses to
  average daily net assets (%) .........     1.08*         1.00        1.05       1.08        1.08        1.20
Ratio of net investment income to
  average daily net assets (%) .........     1.56*          .94         .95        .95         .57         .91
Portfolio turnover rate (%) ............    57.31*        61.35       32.63      45.76       33.52       20.36

(a) Based on monthly average shares outstanding during the period.
(b) On May 8, 1997, existing shares were designated as Class A shares.
*   Annualized
**  Not annualized

                             INTERNATIONAL PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

            Class B
-----------------------------------                                                                  For the Period
                                                                                                       May 8, 1997
                                                                                                    (commencement of
                                                                                 Six Months Ended    sale of Class B
                                                                                  June 30, 1998        shares) to
                                                                                   (Unaudited)      December 31, 1997
                                                                                -------------------------------------

Net asset value, beginning of period .............................................    $14.08            $13.76
                                                                                      ------            ------
Income from investment operations:
Net investment income (loss) .....................................................       .10              (.00)
Net realized and unrealized gain (loss) on investment transactions ...............      2.58               .32
                                                                                      ------            ------
Total from investment operations .................................................      2.68               .32
                                                                                      ------            ------
Less distributions:
From net investment income .......................................................      (.25)               --
From net realized gains on investment transactions ...............................     (1.71)               --
                                                                                      ------            ------
Total distributions ..............................................................     (1.96)               --
                                                                                      ------            ------
Net asset value, end of period ...................................................    $14.80            $14.08
                                                                                      ======            ======
Total Return (%) .................................................................     20.47**            2.33**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................................       .42               .35
Ratio of operating expenses to average daily net assets (%) ......................      1.33*             1.24*
Ratio of net investment income to average daily net assets (%) ...................      1.27*
(.00)(b)*
Portfolio turnover rate (%) ......................................................     57.31*            61.35**

(a) Based on monthly average shares outstanding during the period.
(b) Amount shown is less than one half of .01%.
*   Annualized
**  Not annualized

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

A. Significant Accounting Policies
--------------------------------------------------------------------------------
Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares are divided into seven separate diversified series, called "Portfolios." The Portfolios are comprised of the Money Market Portfolio, Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, Capital Growth Portfolio, Global Discovery Portfolio, and International Portfolio. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Multiple Classes Of Shares Of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for the other Portfolios. Class B shares are subject to a 12b-1 fee under the Investment Company Act of 1940, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Expenses are borne pro-rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class (including the applicable 12b-1 fee). In accordance with the Master Distribution Plan, the 12b-1 fees are remitted to the Participating Insurance Companies for various costs incurred or paid by the Participating Insurance Companies in connection with the distribution of Class B shares.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities  in each of the  remaining  Portfolios  are  valued in the  following manner:
Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities, other than money market instruments, purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Options. The non-money market Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash

                         NOTES TO FINANCIAL STATEMENTS

settlement by the Portfolio if the option is exercised. During the period, the Bond and Balanced Portfolios purchased put options on U.S. Treasury Bonds as a hedge against potential adverse price movements in the value of each portfolio's assets. In addition, during the period, the Bond and Balanced Portfolios purchased call options on U.S. Treasury Bonds as a temporary substitute for purchasing selected investments.

If the Portfolio writes an option and the option expires unexercised, the Portfolio will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Portfolio elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Portfolio purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Portfolio elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Portfolio upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Portfolio's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. The non-money market Portfolios may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Bond and Balanced Portfolios sold interest rate futures to hedge against declines in the value of portfolio securities. Also, during the period, the Bond and Balanced Portfolios purchased interest rate futures to manage the duration of each Portfolio.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

                         NOTES TO FINANCIAL STATEMENTS

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Capital Growth Portfolio, the Growth and Income Portfolio, the Global Discovery Portfolio and the International Portfolio utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio, Growth and Income Portfolio, and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the Global Discovery Portfolio and the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

                         NOTES TO FINANCIAL STATEMENTS

Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B. Ownership of the Portfolios
--------------------------------------------------------------------------------
At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 47% and 40%, respectively.

Bond Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 41%, 27%, and 11%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 47%, 28% and 10%, respectively.

Growth & Income Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 70% and 13%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 20%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

Global Discovery Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 76% and 14%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 39%, 20%, and 16%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

C. Related Parties
--------------------------------------------------------------------------------
Under the Fund's Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of .370% for the Money Market Portfolio, .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the Growth and Income Portfolio, .975% for the Global Discovery Portfolio, .475% for the first $500,000,000, .450% over $500,000,000 for the Capital Growth Portfolio, and .875% for the first $500,000,000, .725% over $500,000,000 for the International Portfolio, computed and accrued daily and payable monthly. As manager of the assets of each Portfolio, the Adviser directs the investments of the Portfolios in accordance with their investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement.

                          NOTES TO FINANCIAL STATEMENTS

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

Until April 30, 1998, the Adviser had agreed to waive all or part of its fees for the Global Discovery Portfolio, excluding 12b-1 fees, to the extent that the Portfolio's expenses would have been maintained at 1.50% of average annual net assets.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the six months ended June 30, 1998 are detailed in each Portfolio's statement of operations.

D. Lines of Credit
--------------------------------------------------------------------------------
The International Portfolio and several other Scudder Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The International Portfolio may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the International Portfolio also maintains an uncommitted line of credit.

                      (This page intentionally left blank.)

                                  (blank page)

 About the Fund's Adviser
 -------------------------------------------------------------------------------


                            Scudder Kemper Investments, Inc., is one of the
                        largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

                            Scudder Kemper Investments has a rich heritage of
                        innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

                            Scudder Kemper Investments, Inc., the global asset
                        management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or
accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER        (logo)








                                                                SCUDDER   (logo)




                              Scudder Variable Life
                                 Investment Fund



                                Semiannual Report
                                  June 30, 1998









   An open-end management investment company that offers shares of beneficial interest in five types of diversified portfolios.

                                  (blank page)

                      SCUDDER VARIABLE LIFE INVESTMENT FUND


                                    Contents

Letter from the Fund's President ...........................................  2

Money Market Portfolio Management Discussion ...............................  3

Bond Portfolio Management Discussion .......................................  4

Bond Portfolio Summary .....................................................  5

Balanced Portfolio Management Discussion ...................................  6

Balanced Portfolio Summary .................................................  7

Capital Growth Portfolio Management Discussion .............................  8

Capital Growth Performance Update ..........................................  9

Capital Growth Portfolio Summary ........................................... 10

International Portfolio Management Discussion .............................. 11

International  Performance Update .......................................... 12

International Portfolio Summary ............................................ 13

Investment Portfolios, Financial Statements, and Financial Highlights

         Money Market Portfolio ............................................ 14

         Bond Portfolio .................................................... 19

         Balanced Portfolio ................................................ 26

         Capital Growth Portfolio .......................................... 36

         International Portfolio ........................................... 45

Notes to Financial Statements .............................................. 54

                      SCUDDER VARIABLE LIFE INVESTMENT FUND
                        LETTER FROM THE FUND'S PRESIDENT


Dear Shareholders,

     We are pleased to present the results of Scudder Variable Life Investment Fund for the six-month period ended June 30, 1998.

     The Portfolios have had another successful six months, with all seven delivering positive returns and more than half of the Portfolios outperforming the average total return of funds in their respective categories, according to Lipper Analytical Services. We believe investors should be pleased with this performance, which is consistent with many of the Portfolios' longer-term track records.

     While the U.S. economy continued on its remarkable era of prosperity during the first six months of 1998, U.S. stocks continued to exhibit high valuations and corporate profit growth slowed as the period came to an end. Earlier this year the Federal Reserve Board worried that the U.S. economy might be growing too rapidly, but so far the Fed has left rates untouched. The overall investment environment is still supported by strong economic growth, benign inflation, and high investor confidence. However, the market environment is beginning to grow increasingly volatile, as profit growth appears to be entering a stage of deceleration and the impact of the Asian crisis seems to be making its way around the globe.

     For investors, this is a good time to evaluate your current investment allocations to see if they are still in line with your long-term objectives. In our view, diversification across many asset classes should provide opportunities for growth while reducing risk exposure in the environment that we anticipate in the near future. In an uncertain market environment, the Fund's broad selection of portfolios with various investment objectives offers this diversification and flexibility, making it an attractive choice for many investors.

     Finally, it should be noted that David B. Watts retired as President of Scudder Variable Life Investment Fund in May of this year, and I have assumed that role and its responsibilities. I am pleased to join the Fund's team in this capacity, and look forward to serving your needs in the future.

     Thank you for your continued investment in Scudder Variable Life Investment Fund. On the following pages you will find letters from each investment team regarding the market environment and specific portfolio strategy during the six-month period. We think you will find it informative reading.

                                       Sincerely,

                                       /s/William M. Thomas

                                       William M. Thomas
                                       President,
                                       Scudder Variable Life Investment Fund

                             MONEY MARKET PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The Money Market Portfolio maintained its $1.00 share price throughout the period and provided a positive total return of 2.56% for the six months ended June 30, 1998. This performance exceeds the 2.54% average return for funds in the Variable Life Money Market category for the same period, according to Lipper Analytical Services. The Portfolio's 30-day net annualized yield at the end of June was 5.23%. Among its peers, the Portfolio ranked in the top quartile of 108 funds in its Lipper category.

     During the six months, the U.S. economy enjoyed an extended period of great strength, including a still-climbing stock market, a strong dollar, high consumer confidence, and low unemployment. Earlier in 1998, the Federal Reserve Board worried that the U.S. economy was growing too rapidly, but so far the Fed has left interest rates unchanged. Short-term interest rates have now been anchored below 5.5% since February of 1997. In this environment of a nearly flat yield curve, we believe that there is little reward for extending the maturity of the Portfolio. As a result, we gradually shortened the average maturity toward the end of the period. On June 30, 1998, the Portfolio's average maturity stood at 25 days, down from 33 days at the beginning of the period.


CALLOUT NEXT TO PRECEDING PARAGRAPH:

     We have taken a
     defensive stance,
     shortening the Portfolio's
     average maturity in
     anticipation of possible
     increases in short-term
     interest rates.


     The Portfolio was invested in a diversified mix of high-quality money market instruments, including commercial paper, repurchase agreements, certificates of deposit issued by major banks, and short-term obligations issued by highly-rated companies. We continued to overweight commercial paper in the Portfolio because it tends to offer some of the highest money market yields available. In addition, we have increased our holdings in floating and variable-rate securities. These securities have longer maturities (of up to one year) and indexing characteristics, meaning that their rates are tied to another rate -- such as the prime rate or the 30-day commercial paper rate -- and are adjusted upward or downward each time the base rate changes. Variable-rate securities tend to have a yield advantage of 0.05% - 0.10% versus a similar fixed-rate issue that matures in 30 days.

     Our outlook is for the domestic economy to continue to be strong for the near term. While the second quarter of 1998 was weaker than the first, we anticipate a continuation of healthy economic growth during the second half of the year. We will continue to maintain a defensive stance, anticipating that the next move by the Fed will likely be one that will support shortening the Portfolio's maturity.

     In the months ahead, we will continue to monitor the economic and interest rate environment, as we position the Portfolio for current income, and stability and liquidity of capital.

         Sincerely,

         Your Portfolio Management Team

         /s/Frank J. Rachwalski, Jr.        /s/John W. Stuebe

         Frank J. Rachwalski, Jr.           John W. Stuebe
         Lead Portfolio Manager

                                 BOND PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The U.S. economy grew at a rapid pace during the first calendar quarter of 1998, despite the drag of the Asian crisis, increasing wage pressures, and fears of a rate hike by the Federal Reserve early in the year. The good news for bond investors was that the robust economy began to show several signs of slowing as the semiannual period progressed, which lessened the chance of an interest rate increase by the Fed.

     The Bond Portfolio provided a total return of 3.50% for the six-month period ended June 30, 1998, compared to a total return of 3.92% for the unmanaged Lehman Aggregate Bond Index for the same period.

CALLOUT NEXT TO PRECEDING PARAGRAPH:

     Signs of decelerating
     growth in the U.S.
     economy are positive for
     bond investors because
     they decrease the
     likelihood of increased
     interest rates.

     We continued with our strategy of lengthening portfolio duration over the six-month period, which stood at 5.5 years as of the end of the period. This was up from 4.9 years at the end of 1997. The Portfolio's duration represents its overall sensitivity to changes in interest rates.

     We manage the Portfolio with a diversified approach, which generally means maintaining broad exposure to a range of securities in the corporate, Treasury, and mortgage-backed sectors. As Treasuries rallied in June, corporate bonds failed to keep pace. As a result, the Portfolio's overweighting in corporates held back performance during this period. Since we take the long view in managing the Portfolio, we tend to hold a larger percentage in corporate bonds than the benchmark Lehman index.

     In the corporate bond sector we emphasized non-cyclical issues, that is, bonds that tend to be less affected by changes in the economic or business cycle such as cable, defense, and telecommunications bonds. We also increased our weighting in the oil sector, an area that has underperformed for some time. With the price of oil dipping to record lows recently, we regarded this as a buying opportunity. Over the long term, we believe a low oil price is not sustainable, which should bode well for oil issues.

     We expect the current environment of slowing growth and benign inflation to continue to provide a good environment for bond investors. We may not have witnessed the full effects of the Asian crisis on U.S. companies and the economy as events there continue to unfold. We think the crisis will help contain inflation and contribute to a slowing of the U.S. economy without dire consequences for U.S. investors. However, there are still many uncertainties including the next steps for Japan's new political leadership and the risk of further currency devaluations in Asia. In this environment, we plan to continue with our diversified approach, while emphasizing securities that can add incremental value to the Portfolio's long-term returns.

         Sincerely,
         Your Portfolio Management Team

         /s/Stephen A. Wohler               /s/Kelly D. Babson

         Stephen A. Wohler                  Kelly D. Babson
         Lead Portfolio Manager

                                 BOND PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1998

   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   Bond Portfolio
   --------------------------------------
     1 Year $ 10,954     9.54%     9.54%
     5 Year $ 13,528    35.28%     6.23%
    10 Year $ 22,662   126.62%     8.52%
   --------------------------------------
   LBAB Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 11,053    10.53%    10.53%
     5 Year $ 13,944    39.44%     6.87%
    10 Year $ 23,812   138.12%     9.06%


A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT
--------------------------------------------

Yearly periods ended June 30

 BOND PORTFOLIO
 Year              Amount
 --------------------------
 '88               10000
 '89               11221
 '90               12101
 '91               13394
 '92               15276
 '93               17077
 '94               16853
 '95               18968
 '96               19918
 '97               21543
 '98               23812

 LBAB INDEX
 Year              Amount
 -----------------------------
 '88               10000
 '89               10917
 '90               11614
 '91               12777
 '92               14675
 '93               16752
 '94               16366
 '95               18235
 '96               19095
 '97               20688
 '98               22662

The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Bond Portfolio.

Chart Title:  ASSET QUALITY
-----------------------------------------
 U.S. Government
 & Agencies          29%
 AAA*                13%
 AA                   9%
 A                   19%
 BBB                 14%
 BB                  11%
 B                    5%
                   -----
                    100%
                   -----

 Average Quality: A
 *Category includes cash equivalents

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Portfolio maintains
broad exposure to a range of
securities in the corporate,
Treasury and mortgage-backed
sectors -- each advantageous
at different times and in
certain market conditions.


Chart Title:  EFFECTIVE MATURITY
-------------------------------------------
 Less than 1 year                        7%
 1 - 3 years                            12%
 3 - 7 years                            42%
 7 - 12 years                           12%
 12 years or greater                    27%
                                      -----
                                       100%
                                      -----
Weighted average effective maturity: 9 years


Chart Title:  DIVERSIFICATION
-----------------------------------------------
 Corporate Bonds                            54%
 U.S. Government & Agencies                 20%
 U.S. Government Agency Pass-Thrus          11%
 Foreign Bonds - U.S.$ Denominated           4%
 Government National Mortgage Assoc.         4%
 Asset-Backed Securities                     3%
 Collateralized Mortgage Obligations         2%
 Short Term Investments                      2%
                                          -----
                                           100%
                                          -----

                               BALANCED PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The Balanced Portfolio provided a total return of 13.38% for the six-month period ended June 30, 1998, surpassing the average return of 9.61% for similar funds tracked by Lipper Analytical Services. Among its peers, the Portfolio ranked in the top 16% of 51 funds in the Variable Life Balanced category according to Lipper.

     The stock market added to its gains over the six months, but with increased volatility during the second quarter. Many investors became concerned about worsening economic conditions in Asia and the strong U.S. dollar, which caused a temporary pullback, although the underlying strong fundamentals of the U.S. economy helped stocks recover in the final weeks of the period.

CALLOUT NEXT TO PRECEDING PARAGRAPH:

     The Portfolio's two areas
     of concentration  -- large
     company growth stocks
     and investment grade
     bonds --  benefited from
     careful security selection
     and a declining interest
     rate environment,
     respectively.

     The Portfolio's equity position is constructed company by company with a focus on businesses which we believe have solid long-term franchises, focused and experienced management teams, and sustainable above average earnings growth. Among the Portfolio's equity holdings, the two best performing sectors were health, particularly large pharmaceutical stocks (including third-largest holding Pfizer), and consumer discretionary stocks (top ten holdings Home Depot and Wal-Mart Stores). The equity portion of the Portfolio also benefited from its lack of exposure to energy stocks, which underperformed for most of the period.

     Bonds provided attractive income and total returns over the period, as yields on long-term bonds generally declined, and the economy grew at a moderate pace with no inflation to speak of. We manage the fixed income portion of the Portfolio with a diversified approach, by investing in the corporate, Treasury, and mortgage-backed sectors. While we usually overweight corporate bonds to gain a yield advantage, other sectors, such as Treasuries, can also provide valuable components to overall returns. In the corporate bond sector, we emphasized non-cyclical issues, increased our weighting in the oil sector, and continued with an underweighted position in the mortgage sector.

     In the months ahead, aftershocks from the economic crisis in Asia will likely increase. Combined with a strong dollar and slower economic growth, we view any increase in interest rates by the Federal Reserve as unlikely, at least in the near term. Overall, we are keenly aware of the relatively high prices of stocks and will keep this in mind as we continue to seek high quality growth companies that we believe are able to deliver the earnings growth expected of them. We believe that the Balanced Portfolio will continue to provide attractive and consistent performance over time, with reduced volatility, through investment in a portfolio of quality stocks and bonds.

          Sincerely,
          Your Portfolio Management Team

          /s/Valerie F. Malter               /s/George Fraise

          Valerie F. Malter                  George Fraise
          Lead Portfolio Manager

          /s/Kelly D. Babson                 /s/Stephen A. Wohler

          Kelly D. Babson                    Stephen A. Wohler

                               BALANCED PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1998

   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   Balanced Portfolio
   --------------------------------------
     1 Year $ 12,278    22.78%    22.78%
     5 Year $ 20,567   105.67%    15.51%
    10 Year $ 34,008   240.08%    13.02%
   --------------------------------------
   S&P500 Index (60%)
   and LBAB Index (40%)
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 12,221    22.21%    22.21%
     5 Year $ 21,426   114.26%    16.45%
    10 Year $ 39,848   298.48%    14.82%

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT
--------------------------------------------

Yearly periods ended June 30

 BALANCED PORTFOLIO
 Year               Amount
 --------------------------
 '88               10000
 '89               11221
 '90               12101
 '91               13394
 '92               15276
 '93               17077
 '94               16853
 '95               18968
 '96               19918
 '97               21543
 '98               23812

 S&P 500 INDEX
 Year              Amount
 --------------------------
 '88               10000
 '89               12053
 '90               14042
 '91               15078
 '92               17103
 '93               19435
 '94               19709
 '95               24845
 '96               31303
 '97               42170
 '98               54892

 LBAB INDEX
 Year              Amount
 --------------------------
 '88               10000
 '89               11610
 '90               12439
 '91               12721
 '92               14884
 '93               16535
 '94               16486
 '95               19633
 '96               22888
 '97               27699
 '98               34008


The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization- weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The Lehman Brothers Aggregate Bond (LBAB) Index is an unmanaged market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Balanced Portfolio. The Balanced Portfolio, with its current name and investment objective, commenced operations on May 1, 1993. Performance figures include the performance of its predecessor, the Managed Diversified Portfolio. Since adopting its current objectives, the cumulative and average annual returns are 109.50% and 15.39%, respectively.

Chart Title:  EQUITY HOLDINGS
-----------------------------------------
     Sector breakdown of the
    Portfolio's equity holdings
-----------------------------------------
 Health                        21%
 Consumer Staples              20%
 Technology                    15%
 Consumer Discretionary        12%
 Manufacturing                 10%
 Media                          8%
 Financial                      7%
 Durables                       5%
 Service Industries             2%
                            ------
                              100%
                            ------

Chart Title:  FIVE LARGEST EQUITY HOLDINGS
------------------------------------------

 1. General Electric Co. Leading producer of electrical equipment
 2. Proctor & Gamble Co. Diversified manufacturer of consumer products
 3. Pfizer, Inc. Leading international pharmaceutical company
 4. Coca-Cola Co., Inc. International soft drink company
 5. Home Depot, Inc. Building supply/home improvement stores



         FIXED INCOME HOLDINGS

Chart Title:  FIXED INCOME HOLDINGS
-------------------------------------------
By Asset Type
-------------------------------------------
Corporate Bonds                        50%
U.S. Government Agencies               24%
U.S. Gov't Agency Pass-Thrus           14%
Asset-Backed Securities                 5%
Foreign - U.S.$ Denominated             3%
GNMA                                    2%
Collateralized Mortgage                 2%
Obligations
                                     -----
                                      100%
                                     -----

-------------------------------------------
By Quality
-------------------------------------------
U.S. Government & Agencies             36%
AAA*                                   18%
AA                                      9%
A                                      19%
BBB                                     9%
BB                                      9%
                                     -----
                                      100%
                                     -----
*Category includes cash equivalents

                            CAPITAL GROWTH PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     Investors continued to favor stocks with the largest market capitalizations (market-cap) over the first six months of 1998. In this environment, the Capital Growth Portfolio -- Class A returned 15.85%, which compares to the 17.71% return of the unmanaged S&P 500 for the six-month period ended June 30, 1998.

     Valuations have taken a back seat to stability of earnings as the primary criteria for stock selection. Investors are displaying a willingness to invest in mega-cap stocks with p/e multiples greater than 40 whose expected earnings are presumably assured. We believe that there are few assurances in investing, especially when it comes to paying relatively high prices for a potential stream of earnings.

CALLOUT NEXT TO PRECEDING PARAGRAPH:

     Over the period,  investors
     showed a preference for
     high price/earnings
     multiple stocks with
     presumed future earnings
     streams over stocks with
     stable earnings.

     Record high confidence and robust spending on the part of consumers has ruled the roost so far this year, with a favorable impact on the Portfolio's holdings. Carnival, the cruise line operator, was a new position that has been a beneficiary of strong consumer confidence and the "wealth effect" many have experienced with a rising stock market. Another strong performer was Home Depot, a top holding, which benefited from declining interest rates and high housing turnover.

     The technology sector was another story, as Asian worries resurfaced to hold back returns. Our semiconductor and semiconductor-related holdings were particularly hard hit, including Intel and Applied Materials. We stayed with these positions during the six months because our ongoing strategy is to emphasize dominant participants in various industry segments and we do not attempt to time short-term changes in stock prices.

     In the financial services sector, we made several sales and reductions in the wake of the April 6th proposed merger announcement by Travelers and Citicorp. These sales were made based on our belief that the benefits of consolidation already had been realized in the stock prices. Despite our reduced position, we remained overweighted in this sector, reflecting a long lasting and successful portfolio theme.

     A decelerating economy and the delayed impact of the Asian crisis will likely shape how the stock market acts as we move into the second half of 1998. Stock market returns for the first six months of 1998 have already exceeded the 11% average annualized return for stocks over the long term. In the context of three years of historically above average returns, we have positive, but more modest expectations for the second half of 1998.

         Sincerely,

         Your Portfolio Management Team

         /s/William F. Gadsden                    /s/Bruce F. Beaty

         William F. Gadsden                       Bruce F. Beaty
         Lead Portfolio Manager

                            CAPITAL GROWTH PORTFOLIO
                     PERFORMANCE UPDATE as of June 30, 1998

--------
CLASS A
--------

   Capital Growth Portfolio
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 12,682    26.82%    26.82%
     5 Year $ 24,884   148.84%    20.00%
    10 Year $ 45,195   351.95%    16.28%

   S&P 500 Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 13,017    30.17%    30.17%
     5 Year $ 28,243   182.43%    23.06%
    10 Year $ 54,892   448.92%    18.55%

   *  On May 12, 1997, existing shares
      were designated as Class A shares.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title: GROWTH OF A $10,000  INVESTMENT
--------------------------------------------

Yearly  periods  ended June 30

 CAPITAL  GROWTH PORTFOLIO
 Year              Amount
 --------------------------
 '88               10000
 '89               12053
 '90               14042
 '91               15078
 '92               17103
 '93               19435
 '94               19709
 '95               24845
 '96               31303
 '97               42170
 '98               54892

 S&P500 INDEX
 Year              Amount
 --------------------------
 '88               10000
 '89               11691
 '90               12630
 '91               12978
 '92               15375
 '93               18162
 '94               18002
 '95               21658
 '96               26094
 '97               35637
 '98               45195

--------
CLASS B
--------

   Capital Growth Portfolio

   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 12,655    26.55%    26.55%
   Life of  $ 13,658    36.58%    31.63%
   Fund**

   S&P 500 Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 13,017    30.17%    30.17%
   Life of  $ 13,601    36.01%    32.87%
   Fund**

   ** The  Fund commenced selling Class B
      shares on May 12, 1997.  Index
      comparisons began on May 31, 1997.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT

 CAPITAL GROWTH PORTFOLIO
 Year              Amount
 --------------------------
 5/97**            10000
 6/97              10449
 9/97              11232
 12/97             11554
 3/98              13166
 6/98              13601

 S&P500 INDEX
 Year              Amount
 ---------------------------
 5/97**            10000
 6/97              10581
 9/97              11739
 12/97             11569
 3/98              13079
 6/98              13391


~The Standard & Poor's (S&P) 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. Index returns assume reinvestment of dividends and, unlike Portfolio returns, do not reflect any fees or expenses. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the Capital Growth Portfolio.

                            CAPITAL GROWTH PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1998

Chart Title:  DIVERSIFICATION
------------------------------------------------
 Equity Securities              93%
 Cash Equivalents                7%
                             ------
                               100%
                             ------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

 ----------------------------------
      Sector breakdown of the
    Portfolio's equity holdings
 ----------------------------------
 Financial                     18%
 Technology                    16%
 Consumer Discretionary        14%
 Energy                        11%
 Health                        10%
 Manufacturing                  8%
 Consumer Staples               7%
 Media                          5%
 Durables                       5%
 Other                          6%
                             -----
                              100%
                             -----

Record high consumer confidence
and spending during the period
contributed to the strong performance
of some of the Portfolio's top holdings.


Chart Title:  TEN LARGEST EQUITY HOLDINGS
(24% OF PORTFOLIO)
-----------------------------------------

   1. American International Group, Inc. Major international insurance holding company
   2. EXEL,  Ltd. Provider of liability insurance
   3. Home Depot, Inc. Building  supply/home improvement stores
   4. Procter & Gamble Co. Diversified manufacturer of consumer products
   5. WorldCom, Inc. Long distance telecommunication services
   6. Schering-Plough Corp. Pharmaceutical and consumer products
   7. Intel Corp. Semiconductor memory circuits
   8. Royal Dutch Petroleum Co. International energy company
   9. Compaq Computer Corp. Leading manufacturer of personal computers
  10. Omnicom Group, Inc. Leading advertising company

                             INTERNATIONAL PORTFOLIO
                         PORTFOLIO MANAGEMENT DISCUSSION

Dear Shareholders,

     The past six months have been characterized by the outstanding performance of the Portfolio's European equity holdings, as well as limited exposure to the economic crisis in Southeast Asia and the weak Japanese market. These conditions helped the International Portfolio -- Class A to provide a total return of 20.51% for the six-month period ended June 30, 1998. This performance exceeds the 15.59% total return of the unmanaged Morgan Stanley Capital International Europe, Australia, Far East and Canada Index for the same period. Among its peers, the Portfolio ranked in the top 17% of 110 funds in the Variable Life International category as tracked by Lipper Analytical Services.

     During the period, the Portfolio focused on European companies, which continue to benefit from three favorable trends: the beginning of a cyclical economic recovery, ongoing corporate restructuring, and optimism that European Monetary Union (EMU) will prompt further movement toward a more economically integrated Europe. The peripheral markets -- especially Italy, Portugal, and Spain -- were particularly robust, as steeply declining interest rates and the promise of EMU was translated into higher than expected growth for these countries.


CALLOUT NEXT TO PRECEDING PARAGRAPH:

     During the first half of
     1998, we focused on the
     many positive events in
     Europe and remained
     cautious toward emerging
     markets due to the
     aftershocks of the crisis in
     Southeast Asia.


     The major market to disappoint was Japan, where the Tokyo Stock Exchange Stock Price Index (TOPIX) fell 1.3% in U.S. dollars during the six-month period, and the yen weakened as well. The Portfolio maintained an already underweight exposure to Japan, while selectively shifting the focus of stock selection from global blue chips toward potential beneficiaries of domestic deregulation and corporate restructuring.

     We are also maintaining a cautious stance toward most emerging markets. In Asia, the deep structural adjustments required should continue to hold equity valuations down. These small, developing countries were overwhelmed by global capital flows which their weak financial systems and economic structures were ill-adapted to handle. Uncertainty remains high, since the future course of these economies depends on multiple government policy actions that have yet to appear. In addition, the currency crisis in Southeast Asia has also exposed potential structural issues in Latin America, making these markets less attractive and leading us to maintain a modest exposure to this less-established area.

     In the months ahead, we will continue to position the Portfolio to benefit from the longer term secular gains to be derived from industry consolidation and corporate restructuring in Europe. With respect to Japan, the Portfolio's exposure to restructuring is relatively light for now, but we remain vigilant in anticipation of the time that this theme will become as promising there as it has been in Europe.

         Sincerely,
         Your Portfolio Management Team

         /s/Irene T. Cheng                  /s/Carol L. Franklin

         Irene T. Cheng                     Carol L. Franklin
         Lead Portfolio Manager

         /s/Nicholas Bratt                  /s/Joan R. Gregory

         Nicholas Bratt                     Joan R. Gregory

         /s/Sheridan Reilly                 /s/Deborah A. Chaplin

         Sheridan Reilly                    Deborah A. Chaplin

                             INTERNATIONAL PORTFOLIO
                     PERFORMANCE UPDATE as of June 30, 1998

CLASS A

   International Portfolio
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 11,520    15.20%    15.20%
     5 Year $ 19,993    99.93%    14.86%
    10 Year $ 33,155   231.55%    12.73%

   MSCI EAFE & Canada Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
     1 Year $ 10,629     6.29%     6.29%
     5 Year $ 16,247    62.47%    10.19%
    10 Year $ 19,404    94.04%     6.85%

   *  On May 8, 1997, existing shares
      were designated as Class A shares.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title: GROWTH OF A $10,000 INVESTMENT
-------------------------------------------

Yearly  periods  ended  June 30

 INTERNATIONAL PORTFOLIO
 Year              Amount
 --------------------------
 '88               10000
 '89               10963
 '90               11307
 '91               10072
 '92                9994
 '93               11943
 '94               13875
 '95               14189
 '96               16083
 '97               18257
 '98               19404

 MSCI EAFE & CANADA INDEX
 Year              Amount
 --------------------------
 '88               10000
 '89               11955
 '90               15537
 '91               13965
 '92               15205
 '93               16584
 '94               20094
 '95               20620
 '96               24007
 '97               28780
 '98               33155

--------
CLASS B
--------

   International Portfolio
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 11,499    14.99%    14.99%
   Life of  $ 12,327    23.27%    20.04%
   Fund**

   MSCI EAFE & Canada Index
   --------------------------------------
   Period   Growth     Total Return
   Ended      of     --------------------
   6/30/98  $10,000    Cumu-      Average
                       lative     Annual
   --------------------------------------
   1 Year   $ 10,629     6.29%     6.29%
   Life of  $ 11,196    11.96%    11.00%
   Fund**

   ** The Fund commenced selling Class
      B shares on May 8, 1997. Index
      comparisons began on May 31, 1997.

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Chart Title:  GROWTH OF A $10,000 INVESTMENT
--------------------------------------------

 INTERNATIONAL PORTFOLIO
 Year              Amount
 --------------------------
 5/97**            10000
 6/97              10534
 9/97              10495
 12/97              9686
 3/98              11109
 6/98              11196

 MSCI EAFE & CANADA INDEX
 Year              Amount
 -----------------------------
 5/97**            10000
 6/97              10513
 9/97              10649
 12/97             10036
 3/98              11412
 6/98              12089

~The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East
(EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Portfolio returns, do not reflect any fees or expenses. All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Total returns in some periods were higher due to maintenance of the Portfolio's expenses. See Financial Highlights for the International Portfolio.

                             INTERNATIONAL PORTFOLIO
                      PORTFOLIO SUMMARY as of June 30, 1998

Chart Title:  DIVERSIFICATION
-----------------------------
 By Region
 (Excluding 4% Cash Equivalents)
 -------------------------------
 Europe                     84%
 Japan                       9%
 Pacific Basin               5%
 Latin America               1%
 U.S. &  Canada              1%
                          -----
                           100%
                          -----

A graph in the form of a pie chart
appears here, illustrating the exact
data points in the above table.

Top holdings include companies such as
AEGON that are already well positioned for the challenges of increased global competition, as well as companies in the process of restructuring with global agendas in mind, including Alcatel Alsthom.


Chart Title:  DIVERSIFICATION
-----------------------------
 By Sector
 (Excluding 4% Cash Equivalents)
 -------------------------------
 Financial                  24%
 Manufacturing              21%
 Durables                    7%
 Communications              7%
 Media                       6%
 Health                      6%
 Consumer Staples            6%
 Technology                  4%
 Service Industries          4%
 Other                      15%
                          -----
                           100%
                          -----

A graph in the form of a pie chart
appears here, illustrating the exact
data points in the above table.

Chart Title:  TEN LARGEST EQUITY HOLDINGS
(19% OF PORTFOLIO)
-----------------------------------------

   1. Hoechst AG Chemical producer in Germany
   2. Alcatel Alsthom Manufacturer of transportation, telecommunication and energy equipment in France
   3. AEGON Insurance Group NV Insurance company in the Netherlands
   4. Bayerische Vereinsbank AG Commercial bank in Germany
   5. Novartis AG Pharmaceutical company in Switzerland
   6. WPP Group PLC Advertising  agency in the United  Kingdom
   7. Mannesmann AG Diversified construction and technology company in Germany
   8. Skandia Foersaekrings AB Financial conglomerate in Sweden
   9. SAP AG Computer software manufacturer in Germany
  10. Credit Suisse Group Provider of bank services, management services and life insurance in Switzerland

                             MONEY MARKET PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                      Principal
                                                                                      Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 1.0%
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1998 at 5.75% to be repurchased at $1,210,193 on 7/1/1998, collateralized by a
   $1,305,000 U.S. Treasury Bill, 6/24/1999 (Cost $1,210,000) ....................     1,210,000
1,210,000
                                                                                                        -----------

COMMERCIAL PAPER 73.4%
-------------------------------------------------------------------------------------------------------------------
Baxter International, Inc., 5.5%, 7/17/1998* .....................................     6,000,000
5,985,200
Bell Atlantic Corp., 5.65%, 7/20/1998* ...........................................     2,958,000
2,949,179
Broadway Capital Corp., 5.63%, 7/6/1998* .........................................     4,167,000
4,163,742
Coca-Cola Enterprises, Inc., 5.53%, 7/9/1998* ....................................     6,000,000
5,992,627
Countrywide Home Loan Corp., 5.54%, 7/16/1998* ...................................     6,000,000
5,986,150
CSW Credit, Inc., 5.53%, 7/20/1998* ..............................................     5,000,000
4,985,407
Eksportfinans A/S, 5.8%, 7/6/1998* ...............................................     3,733,000          3,729,993
Ford Motor Credit Co., 5.56%, 7/2/1998* ..........................................     1,000,000
999,846
Ford Motor Credit Co., 5.36%, 8/3/1998* ..........................................     5,000,000
4,975,433
Frontier Corp., 5.58%, 7/6/1998* .................................................     4,000,000          3,996,900
Gotham Funding Corp., 5.65%, 7/10/1998* ..........................................     6,000,000
5,991,525
JP Morgan, 5.28%, 10/15/1998* ....................................................     4,000,000          3,937,813
Lehman Brothers Corp., 5.62%, 7/15/1998* .........................................     6,000,000
5,986,887
Madison Funding Corp., 5.56%, 7/13/1998* .........................................     1,217,000
1,214,744
Monsanto Co., 5.51%, 7/23/1998* ..................................................     5,600,000
5,581,144
Northern Indiana Public Services, 5.6%, 7/17/1998* ...............................     2,842,000
2,834,927
Old Line Fund Corp., 5.55%, 7/21/1998* ...........................................     6,000,000
5,981,500
Salomon Smith Barney, 5.55%, 7/10/1998* ..........................................     3,649,000
3,643,937
Sanwa Business Credit Corp., 5.62%, 7/10/1998* ...................................     4,000,000
3,994,380
Svenska Handelsbanken, 5.51%, 8/6/1998* ..........................................     3,112,000
3,094,853
Thunder Bay Funding Corp., 5.57%, 7/15/1998* .....................................     6,000,000
5,987,003
                                                                                                        -----------
Total Commercial Paper (Cost $92,013,190) ........................................                       92,013,190
                                                                                                        -----------

CERTIFICATE OF DEPOSIT 2.4%
-------------------------------------------------------------------------------------------------------------------
Huntington National Bank, 5.8%, 9/22/1998 (Cost $2,999,485) ......................     3,000,000
2,999,485

SHORT-TERM AND MEDIUM-TERM NOTES 23.2%
-------------------------------------------------------------------------------------------------------------------
American Honda Finance Corp., Floating Rate Note, 5.67%, 5/26/1999** .............     5,000,000
      4,999,549
Bankers Trust Co., Floating Rate Note, 5.61%, 3/19/1999** ........................     4,000,000
3,998,877
Goldman Sachs & Co., 5.69%, 3/26/1999** ..........................................     5,000,000
5,000,000
Household Finance Corp., Floating Rate Note, 5.64%, 3/9/1999** ...................     5,000,000
 5,000,000
Merrill Lynch & Co., 5.63%, 4/14/1999** ..........................................     5,000,000
5,000,000
Sigma Finance Corp., Floating Rate Note, 5.63%, 4/27/1999** ......................     5,000,000
5,000,000
                                                                                                        -----------
Total Short-Term and Medium-Term Notes (Cost $28,998,426) ........................
28,998,426
                                                                                                        -----------
===================================================================================================================

Total Investment Portfolio-- 100.0% (Cost $125,221,101) (a) ......................
125,221,101
                                                                                                        ===========
===================================================================================================================

*     Annualized yield at time of purchase; not a coupon rate.

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of June 30, 1998.

(a)   Cost for federal income tax purposes is $125,221,101.

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------

Assets
Investment securities (cost $125,221,101) ..................................    $    125,221,101
Interest receivable ........................................................             231,673
Receivable for Portfolio shares sold .......................................           1,898,392
Other assets ...............................................................               1,059
                                                                                ----------------
Total assets ...............................................................         127,352,225

Liabilities
Payable for Portfolio shares redeemed ......................................           1,256,220
Accrued management fee .....................................................              37,249
Other payables and accrued expenses ........................................              11,247
                                                                                ----------------
Total liabilities ..........................................................           1,304,716
                                                                                ----------------
Net assets, at value .......................................................    $    126,047,509
                                                                                ================
Net Assets
Net assets consist of:
Accumulated net realized loss ..............................................              (4,318)
Paid-in capital ............................................................         126,051,827
                                                                                ----------------
Net assets, at value .......................................................    $    126,047,509
                                                                                ================
Net asset value offering and redemption price per share
   ($126,047,509 / 126,047,509 outstanding shares of beneficial
   interest, no par value, unlimited number of shares authorized) ..........               $1.00
                                                                                           =====

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
Interest .....................................................     $   3,229,243

Expenses:
Management fee ...............................................           210,581
Custodian fees ...............................................             4,630
Accounting fees ..............................................            12,862
Trustees' fees and expenses ..................................            11,316
Legal ........................................................             3,342
Auditing .....................................................             6,560
Other ........................................................             8,043
                                                                   -------------
                                                                         257,334
                                                                   -------------
Net investment income ........................................         2,971,909
                                                                   -------------
Net increase in net assets resulting from operations .........     $   2,971,909
                                                                   =============

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           Six Months         Year
                                                                             Ended            Ended
                                                                         June 30, 1998     December 31,
Increase (Decrease) in Net Assets                                         (Unaudited)         1997
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income ................................................   $   2,971,909    $   5,351,284
Net realized gain (loss) from investment transactions ................              --           (1,835)
                                                                         -------------    -------------
Net increase in net assets resulting from operations .................       2,971,909        5,349,449
                                                                         -------------    -------------
Distributions to shareholders from net investment income .............      (2,971,909)      (5,351,284)
                                                                         -------------    -------------
Portfolio share transactions at net asset value of $1.00 per share:
Proceeds from shares sold ............................................     191,359,488      258,430,588
Net asset value of shares issued to shareholders in
   reinvestment of distributions .....................................       2,971,909        5,348,533
Cost of shares redeemed ..............................................    (170,860,265)    (258,986,535)
                                                                         -------------    -------------
Net increase (decrease) in net assets from Portfolio share
   transactions ......................................................      23,471,132        4,792,586
                                                                         -------------    -------------
Increase (decrease) in net assets ....................................      23,471,132        4,790,751
Net assets at beginning of period ....................................     102,576,377       97,785,626
                                                                         -------------    -------------
Net assets at end of period ..........................................   $ 126,047,509    $ 102,576,377
                                                                         =============    =============

    The accompanying notes are an integral part of the financial statements.

                             MONEY MARKET PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                       Six Months Ended                Years Ended December 31,
                                        June 30, 1998   ----------------------------------------------------------
                                         (Unaudited)      1997        1996       1995        1994        1993
                                      ----------------------------------------------------------------------------

Net asset value, beginning of period ....  $1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $
1.000
                                           ------       -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ...................    .026          .051        .050       .055        .037        .025
Less distributions from net
  investment income .....................   (.026)        (.051)      (.050)     (.055)      (.037)      (.025)
                                           ------        ------      ------     ------      ------      ------
Net asset value, end of period ..........  $1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $
1.000
                                           ======       =======     =======    =======     =======
=======
Total Return (%) ........................    2.56**        5.25        5.09       5.65        3.72        2.54
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) ..........................     126           103          98         80          90          49
Ratio of operating expenses to
  average daily net assets (%) ..........     .45*          .46         .46        .50         .56         .66
Ratio of net investment income to
  average daily net assets (%) ..........    5.23*         5.15        4.98       5.51        3.80        2.55

*  Annualized
** Not annualized

                                BOND PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 0.3%
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated
   6/30/1998 at 5.75% to be repurchased at $300,048 on 7/01/1998,
   collateralized by a $325,000 U.S. Treasury Bill, 6/24/1999 (Cost $300,000) ......     300,000
    300,000
                                                                                                         ----------

COMMERCIAL PAPER 1.7%
-------------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.588, 7/2/1998 (Cost $1,500,000) ........................   1,500,000
1,500,000
                                                                                                         ----------

U.S. GOVERNMENT & AGENCIES 20.2%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.625%, 11/30/2000 .............................................   4,000,000
4,008,760
U.S. Treasury Note, 5.625%, 12/31/2002 .............................................   1,000,000
1,004,370
U.S. Treasury Note, 6.25%, 1/31/2002 ...............................................   2,500,000
2,555,850
U.S. Treasury Note, 6.5%, 5/15/2005 ................................................   1,000,000
1,055,470
U.S. Treasury Note, 6.25%, 2/15/2007 ...............................................   1,000,000
1,047,190
U.S. Treasury Bond, 7.25%, 5/15/2016 ...............................................   7,000,000
8,200,920
                                                                                                         ----------
Total U.S. Government & Agencies (Cost $17,796,103) ................................
17,872,560
                                                                                                         ----------

GOVERNMENT NATIONAL MORTGAGE ASSOC. 3.8%
-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 10%, 8/15/2020 (a) .............     986,135
     1,083,841
Government National Mortgage Association Pass-thru, 7.5%, 7/15/2026 (a) ............   2,199,304
      2,261,148
                                                                                                         ----------
Total Government National Mortgage Assoc. (Cost $3,306,679) ........................
3,344,989
                                                                                                         ----------

U.S. GOVERNMENT AGENCY PASS-THRUS 10.5%
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8%, 4/1/2008 (a) .................................     429,416
440,062
Federal Home Loan Mortgage Corp., 7.713%, 9/1/2024 (a) .............................   1,500,150
1,559,451
Federal National Mortgage Association, 8%, 12/1/2009 (a) ...........................   1,140,706
1,179,912
Federal National Mortgage Association, 7% with various maturities to 7/1/2026 (a) ..   6,079,861
       6,167,226
                                                                                                         ----------
Total U.S. Government Agency Pass-thrus (Cost $9,061,245) ..........................
9,346,651
                                                                                                         ----------

COLLATERALIZED MORTGAGE OBLIGATION 1.7%
-------------------------------------------------------------------------------------------------------------------
Residential Asset Securitization Trust, Series 1997-A6, 7.25%, 9/25/2012
   (Cost $1,522,734) ...............................................................   1,500,000          1,502,344
                                                                                                         ----------

FOREIGN BONDS -- U.S. $ DENOMINATED 4.5%
-------------------------------------------------------------------------------------------------------------------
Hutchison Whampoa, Ltd., 7.5%, 8/1/2027 ............................................   1,000,000
773,990
Nippon Telegraph & Telephone Corp., 9.5%, 7/27/1998 ................................   1,000,000
1,002,080
Norsk Hydro AS, 7.75%, 6/15/2023 ...................................................   1,500,000
1,707,555
Petroleos Mexicanos SA, 8.85%, 9/15/2007 ...........................................     500,000
483,000
                                                                                                         ----------
Total Foreign Bonds-- U.S. $ Denominated (Cost $4,152,224) .........................
3,966,625
                                                                                                         ----------

ASSET BACKED 3.2%
-------------------------------------------------------------------------------------------------------------------

Automobile Receivables 1.1%
Premier Auto Trust Asset Backed Certificate, Series 1996-3 A4, 6.75%, 11/6/2000 ....
1,000,000          1,009,680
                                                                                                         ----------

Home Equity Loans 0.2%
United Companies Financial Corp., Home Equity Loan, Series 1993-B1, 6.075%,
   7/25/2014 .......................................................................     164,132            164,081
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

                                                                                      Principal            Market
                                                                                      Amount ($)          Value ($)
-------------------------------------------------------------------------------------------------------------------

Manufactured Housing Receivables 1.9%
Green Tree Financial Corp., Series 1997-1 B2, 7.76%, 3/15/2028 .....................     650,000
636,467
Green Tree Financial Corp., Series 1997-2 B1, 7.56%, 6/15/2028 .....................   1,000,000
1,012,500
                                                                                                         ----------
                                                                                                          1,648,967
                                                                                                         ----------
Total Asset Backed (Cost $2,820,824) ...............................................                      2,822,728
                                                                                                         ----------

CORPORATE BONDS 54.1%
-------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 2.3%
Tricon Global Restaurants, 7.65%, 5/15/2008 ........................................   1,000,000
1,007,500
Westpoint Stevens, Inc., 7.875%, 6/15/2005 .........................................   1,000,000
1,007,500
                                                                                                         ----------
                                                                                                          2,015,000
                                                                                                         ----------

Consumer Staples 2.5%
Bass America Inc., 6.625%, 3/1/2003 ................................................   1,000,000
1,015,970
J. Seagram & Sons Inc., 9%, 8/15/2021 ..............................................   1,000,000
1,237,390
                                                                                                         ----------
                                                                                                          2,253,360
                                                                                                         ----------

Communications 1.1%
MCI Communications Corp., 6.125%, 4/15/2012 ........................................   1,000,000
996,280
                                                                                                         ----------

Financial 14.1%
Associates Corp. of North America, 6.625%, 5/15/2001 ...............................   2,000,000
2,030,060
BankAmerica Corp., 7.125%, 5/1/2006 ................................................   1,000,000
1,052,450
First USA Bank, 5.85%, 2/22/2001 ...................................................   1,500,000
1,493,325
First Union Capital II, 7.85%, 1/1/2027 ............................................   1,750,000          1,858,815
General Electric Capital Corp., 6.02%, 5/1/2001 ....................................   1,500,000
1,507,500
ICI Investments, 6.75%, 8/7/2002 ...................................................   1,500,000          1,524,600
Simon Debartolo Group, Inc., 6.625%, 6/15/2003 .....................................   2,500,000
2,499,250
Taubman Realty Group L.P., Medium Term Note, 8%, 7/30/2001 .........................     500,000
     521,890
                                                                                                         ----------
                                                                                                         12,487,890
                                                                                                         ----------

Media 9.2%
Cablevision Systems Corp., 7.875%, 2/15/2018 .......................................   1,000,000
1,047,500
Cox Communications, Inc., 6.85%, 1/15/2018 .........................................   1,000,000
1,005,000
News America, Inc., 7.25%, 5/18/2018 ...............................................   1,000,000
1,024,660
Outdoor Systems, Inc., 8.875%, 6/15/2007 ...........................................   1,000,000
1,040,000
TCA Cable TV, Inc., 6.53%, 2/1/2028 ................................................   1,000,000
1,003,604
Time Warner Inc., 9.125%, 1/15/2013 ................................................   1,000,000
1,217,050
Time Warner Inc., 6.875%, 6/15/2018 ................................................     750,000            752,925
Viacom Inc., 7.75%, 6/1/2005 .......................................................   1,000,000          1,065,450
                                                                                                         ----------
                                                                                                          8,156,189
                                                                                                         ----------

Service Industries 0.6%
ServiceMaster L.P., 7.45%, 8/15/2027 ...............................................     500,000            513,438
                                                                                                         ----------

Durables 3.2%
BE Aerospace, 8%, 3/1/2008 .........................................................     850,000            847,875
Martin Marietta Corp., 6.5%, 4/15/2003 .............................................   1,000,000
1,010,680
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ...............
1,000,000          1,026,940
                                                                                                         ----------
                                                                                                          2,885,495
                                                                                                         ----------

Manufacturing 1.4%
Argo-Tech Corp., 8.625%, 10/1/2007 .................................................     500,000
500,000
Graham Packaging Co., 8.75%, 1/15/2008 .............................................     750,000
746,250
                                                                                                         ----------
                                                                                                          1,246,250
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                                BOND PORTFOLIO

                                                                                      Principal            Market
                                                                                      Amount ($)          Value ($)
-------------------------------------------------------------------------------------------------------------------

Technology 3.6%
Loral Corp., 8.375%, 6/15/2024 .....................................................   1,000,000          1,208,260
Pitney Bowes, Inc., 6.27%, 1/20/2012 ...............................................   2,000,000
2,002,500
                                                                                                         ----------
                                                                                                          3,210,760
                                                                                                         ----------

Energy 6.4%
Anadarko Petroleum Corp., 7%, 11/15/2027 ...........................................   1,000,000
1,022,100
Barrett Resources Corp., 7.55%, 2/1/2007 ...........................................     750,000
767,813
Chesapeake Energy Corp., 8.5%, 3/15/2012 ...........................................   1,000,000
925,000
Dawson Production Services, Inc., 9.375%, 2/1/2007 .................................     300,000
300,750
Phillips Petroleum Corp., 6.65%, 7/15/2018 .........................................   1,250,000
1,246,125
Pioneer Natural Resources Co., 7.2%, 1/15/2028 .....................................   1,500,000
1,460,625
                                                                                                         ----------
                                                                                                          5,722,413
                                                                                                         ----------

Construction 0.6%
Nortek, Inc., 9.125%, 9/1/2007 .....................................................     500,000            511,250
                                                                                                         ----------

Transportation 3.4%
Allied Holdings Inc., 8.625%, 10/1/2007 ............................................     700,000            703,500
Atlantic Express, Inc., 10.75%, 2/1/2004 ...........................................     675,000            718,875
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/2015 ........................     991,014
1,060,484
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ...................................     500,000
526,250
                                                                                                         ----------
                                                                                                          3,009,109
                                                                                                         ----------

Utilities 5.7%
Houston Light & Power Capital Corp., 8.257%, 2/1/2037 ..............................     500,000
531,563
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 .......................................   2,500,000
2,506,250
PacifiCorp, 6.15%, 1/15/2008 .......................................................   1,000,000            990,700
Public Service Co. of Colorado, 6%, 4/15/2003 ......................................   1,000,000
993,750
                                                                                                         ----------
                                                                                                          5,022,263
                                                                                                         ----------
Total Corporate Bonds (Cost $46,791,653)                                                                 48,029,697
                                                                                                         ----------

PUT -- PURCHASED 0.0%
-------------------------------------------------------------------------------------------------------------------
Put on Chicago Board of Trade U.S. Treasury Bond, expires 8/22/98 (Cost $90,834) ...          72
         23,625
                                                                                                         ----------

===================================================================================================================
Total Investment Portfolio-- 100.0% (Cost $87,342,296) (b) .........................
88,709,219
                                                                                                         ==========
===================================================================================================================

(a)   Effective maturities will be shorter due to prepayments.

(b) At June 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $87,342,296 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an
        excess of market value over tax cost ...............................................      $  1,883,615

      Aggregate gross unrealized depreciation for all investments in which there is an
        excess of tax cost over market value ...............................................           516,692
                                                                                                  ------------
      Net unrealized appreciation ..........................................................      $  1,366,923
                                                                                                  ============

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the six months ended June 30, 1998, aggregated $44,270,238 and $29,142,371, respectively. Purchases and sales of direct U.S. Government obligations for the six months ended June 30, 1998, aggregated $30,082,576 and $24,041,914, respectively.

--------------------------------------------------------------------------------

      The aggregate face value of futures contracts opened and closed during the six months ended June 30, 1998 was $139,691,772.

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $87,251,462) .............   $88,685,594
Purchased options, at market (cost $90,834) ......................        23,625
Cash .............................................................        39,310
Receivable for investments sold ..................................     3,497,644
Interest receivable ..............................................     1,290,590
Receivable for Portfolio shares sold .............................        37,506
Other assets .....................................................           887
                                                                     -----------
Total assets .....................................................    93,575,156

Liabilities
Payable for investments purchased ................................     3,296,205
Payable for Portfolio shares redeemed ............................        81,383
Accrued management fee ...........................................        34,009
Other payables and accrued expenses ..............................        37,420
                                                                     -----------
Total liabilities ................................................     3,449,017
                                                                     -----------
Net assets, at market value ......................................   $90,126,139
                                                                     ===========

Net Assets
Net assets consist of:
Undistributed net investment income (loss) .......................     1,455,877
Net unrealized appreciation (depreciation) on investments ........     1,366,923
Accumulated net realized gain (loss) .............................       982,007
Paid-in capital ..................................................    86,321,332
                                                                     -----------
Net assets, at market value ......................................   $90,126,139
                                                                     ===========
Net asset value offering and redemption price per share
   ($90,126,139 / 13,099,193 outstanding shares of beneficial interest, no par value, unlimited number of shares
   authorized) ...................................................         $6.88
                                                                           =====

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
Interest ........................................................   $ 2,941,316

Expenses:
Management fee ..................................................       200,157
Accounting fees .................................................        19,988
Trustees' fees and expenses .....................................        11,316
Auditing ........................................................         7,761
Legal ...........................................................         3,514
Other ...........................................................         8,729
                                                                    -----------
                                                                        251,465
                                                                    -----------
Net investment income ...........................................     2,689,851
                                                                    -----------
Net realized and unrealized gain (loss) on investment
   transactions
Net realized gain (loss) from:
Investments .....................................................     1,172,088
Futures .........................................................       (40,082)
                                                                    -----------
                                                                      1,132,006
                                                                    -----------
Net unrealized appreciation (depreciation) during the
   period on investments ........................................      (883,197)
                                                                    -----------
Net gain (loss) on investment transactions ......................       248,809
                                                                    -----------
Net increase (decrease) in net assets resulting from
   operations ...................................................   $ 2,938,660
                                                                    ===========

The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Six Months           Year
                                                                          Ended             Ended
                                                                      June 30, 1998      December 31,
Increase (Decrease) in Net Assets                                      (Unaudited)           1997
-------------------------------------------------------------------------------------------------------
Operations:
Net investment income .............................................  $    2,689,851    $    4,441,580
Net realized gain (loss) from investment transactions .............       1,132,006           194,189
Net unrealized appreciation (depreciation) on investment
   transactions during the period .................................        (883,197)        1,334,379
                                                                     --------------    ---------------
Net increase (decrease) in net assets resulting from operations ...       2,938,660         5,970,148
                                                                     --------------    ---------------
Distributions to shareholders from:
Net investment income .............................................      (2,486,034)       (4,208,036)
                                                                     --------------    ---------------
Net realized gains from investment transactions ...................        (295,454)         (189,814)
                                                                     --------------    ---------------
Portfolio share transactions:
Proceeds from shares sold .........................................      21,224,809        27,517,062
Net asset value of shares issued to shareholders in
   reinvestment of distributions ..................................       2,781,488         4,397,850
Cost of shares redeemed ...........................................     (15,424,362)      (17,869,599)
                                                                     --------------    ---------------
Net increase (decrease) in net assets from Portfolio share
   transactions ...................................................       8,581,935        14,045,313
                                                                     --------------    --------------
Increase (decrease) in net assets .................................       8,739,107        15,617,611
Net assets at beginning of period .................................      81,387,032        65,769,421
                                                                     --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $1,455,877 and $1,252,060,
   respectively) ..................................................  $   90,126,139    $   81,387,032
                                                                     ==============    ==============

Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .........................      11,852,430         9,775,320
                                                                     --------------    --------------
Shares sold .......................................................       3,089,627         4,073,136
Shares issued to shareholders in reinvestment of distributions ....         410,585           661,744
Shares redeemed ...................................................      (2,253,449)       (2,657,770)
                                                                     --------------    ---------------
Net increase (decrease) in Portfolio shares .......................       1,246,763         2,077,110
                                                                     --------------    --------------
Shares outstanding at end of period ...............................      13,099,193        11,852,430
                                                                     ==============    ==============

    The accompanying notes are an integral part of the financial statements.

                                 BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                       Six Months Ended                Years Ended December 31,
                                        June 30, 1998   ----------------------------------------------------------
                                         (Unaudited)      1997        1996       1995        1994        1993
                                      ----------------------------------------------------------------------------


Net asset value, beginning of period ....  $ 6.87       $  6.73     $  7.16    $  6.48     $  7.42     $
7.19
                                           ------       -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ...................     .22           .44         .41        .44         .43         .48
Net realized and unrealized gain
  (loss) on investment transactions .....     .02           .15       (.22)        .69        (.77)        .38
                                           ------       -------     -------    -------     -------     -------
Total from investment operations ........     .24           .59         .19       1.13        (.34)        .86
                                           ------       -------     -------    -------     -------     -------
Less distributions from:
Net investment income ...................    (.20)         (.43)       (.62)      (.45)       (.43)       (.48)
Net realized gains on investment
  transactions ..........................    (.03)         (.02)         --         --        (.17)       (.15)
                                           ------       -------     -------    -------     -------     -------
Total distributions .....................    (.23)         (.45)       (.62)      (.45)       (.60)       (.63)
                                           ------       -------     -------    -------     -------     -------
Net asset value, end of period ..........  $ 6.88       $  6.87     $  6.73    $  7.16     $  6.48     $  7.42
                                           ======       =======     =======    =======     =======
=======
Total Return (%) ........................    3.50**        9.10        2.82      18.17       (4.79)      12.38
Ratios and Supplemental Data
Net assets, end of period ($
  millions) .............................      90            81          66         73         142         129
Ratio of operating expenses to
  average daily net assets (%) ..........     .60*          .62         .61        .56         .58         .61
Ratio of net investment income to
  average daily net assets (%) ..........    6.38*         6.55        6.20       6.29        6.43        6.59
Portfolio turnover rate (%) .............  136.95*        56.07       85.11     177.21       96.55
125.15

(a) Based on monthly average shares outstanding during the period.
*   Annualized
**  Not annualized

                               BALANCED PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 2.9%
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust Company dated 6/30/1998 at 5.75% to be repurchased at $4,088,653 on 7/1/1998, collateralized by a
   $4,395,000 U.S. Treasury Bill, 6/24/1999 (Cost $4,088,000) .......................  4,088,000
4,088,000
                                                                                                         ----------

COMMERCIAL PAPER 1.1%
-------------------------------------------------------------------------------------------------------------------
Prudential Funding Corp., 5.588%, 7/2/1998 (Cost $1,500,000) ........................  1,500,000
1,500,000
                                                                                                         ----------

U.S. GOVERNMENT & AGENCIES 9.0%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note, 5.25%, 7/31/1998 ................................................  1,000,000
1,000,000
U.S. Treasury Note, 5.625%, 12/31/1999 ..............................................  1,500,000
1,502,340
U.S. Treasury Note, 5.5%, 2/29/2000 .................................................  1,000,000            999,690
U.S. Treasury Note, 5.75%, 10/31/2000 ...............................................  1,000,000
1,004,690
U.S. Treasury Note, 6.25%, 1/31/2002 ................................................  1,000,000
1,022,340
U.S. Treasury Note, 5.625%, 2/15/2006 ...............................................  1,000,000
1,004,060
U.S. Treasury Bond, 7.25%, 5/15/2016 ................................................  5,250,000
6,150,690
                                                                                                         ----------
Total U.S. Government & Agencies (Cost $12,590,470) .................................
12,683,810
                                                                                                         ----------

GOVERNMENT NATIONAL MORTGAGE ASSOC. 0.7%
-------------------------------------------------------------------------------------------------------------------
Government National Mortgage Association Pass-thru, 10%, 8/15/2020 (a) ..............    365,391
       401,594
Government National Mortgage Association Pass-thru, 8.75%, 12/15/2024 (a) ...........    521,510
         546,934
                                                                                                         ----------
Total Government National Mortgage Assoc. (Cost $887,972) ...........................
948,528
                                                                                                         ----------

U.S. GOVERNMENT AGENCY PASS-THRUS 5.2%
-------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 8%, 4/1/2008 (a) ..................................    715,693
733,436
Federal National Mortgage Association, 6.5% with various maturities to
   2/1/2026 (a) .....................................................................  2,281,149          2,277,392
Federal National Mortgage Association, 7% with various maturities to
   9/1/2026 (a) .....................................................................  4,230,808          4,290,968
                                                                                                         ----------
Total U.S. Government Agency Pass-thrus (Cost $7,021,674) ...........................
7,301,796
                                                                                                         ----------

COLLATERALIZED MORTGAGE OBLIGATIONS 0.9%
-------------------------------------------------------------------------------------------------------------------
General Electric Capital Mortgage Services, Inc., Series 1992-2F, 7%, 6/25/2007 .....    230,341
       232,285
Prudential Home Mortgage Securities Co., Series 1993-43-A1, 5.4%, 10/25/2023 ........
525,003            521,228
Residential Asset Securitization Trust, Series 1997-A6, 7.25%, 9/25/2012 ............    500,000
   500,781
                                                                                                         ----------
Total Collateralized Mortgage Obligations (Cost $1,257,620) .........................
1,254,294
                                                                                                         ----------

FOREIGN BONDS -- U.S.$ DENOMINATED 1.3%
-------------------------------------------------------------------------------------------------------------------
Midland Bank PLC, 6.95%, 3/15/2011 ..................................................    500,000
512,905
Norsk Hydro AS, 7.75%, 6/15/2023 ....................................................  1,000,000
1,138,370
Seagram Co., Ltd., 6.875%, 9/1/2023 .................................................    250,000            251,498
                                                                                                         ----------
Total Foreign Bonds-- U.S.$ Denominated (Cost $1,773,523) ...........................
1,902,773
                                                                                                         ----------

ASSET BACKED 1.7%
-------------------------------------------------------------------------------------------------------------------
Automobile Receivables 0.3%
Premier Auto Trust Asset Backed Certificate, Series 1996-3, 6.5%, 3/6/2000 ..........    365,942
      366,857
                                                                                                         ----------

Credit Card Receivables 0.7%
Proffitt's, Inc. Credit Card Master Trust, 6%, 9/15/2004 ............................    500,000
498,535
Sears Credit Account Master Trust, Series 1995-A4, 6.25%, 1/15/2003 .................    566,667
    567,375
                                                                                                         ----------
                                                                                                          1,065,910
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

Home Equity Loans 0.7%
First Plus Home Loan Trust, Series 1998, 6.25%, 11/10/2016 ..........................  1,000,000
999,063
United Companies Financial Corp., Home Equity Loan Series 1993-B1, 6.075%,
7/25/2014 ...........................................................................     41,033             41,020
                                                                                                         ----------
                                                                                                          1,040,083
                                                                                                         ----------
Total Asset Backed (Cost $2,472,183) ................................................                     2,472,850
                                                                                                         ----------

CORPORATE BONDS 18.5%

Consumer Discretionary 0.7%
Tricon Global Restaurants, 7.65%, 5/15/2008 .........................................    500,000
503,750
Westpoint Stevens, Inc., 7.875%, 6/15/2005 ..........................................    500,000
503,750
                                                                                                         ----------
                                                                                                          1,007,500
                                                                                                         ----------

Consumer Staples 0.7%
Bass America Inc., 6.625%, 3/1/2003 .................................................    750,000            761,978
J. Seagram & Sons Inc., 7%, 4/15/2008 ...............................................    270,000            279,428
                                                                                                         ----------
                                                                                                          1,041,406
                                                                                                         ----------

Financial 4.9%
Associates Corp. of North America, 6.625%, 5/15/2001 ................................    750,000
761,273
First USA Bank, 5.85%, 2/22/2001 ....................................................  1,000,000            995,550
Fleet Financial Group, 6.875%, 1/15/2028 ............................................  1,000,000
1,024,190
General Electric Capital Corp., 6.02%, 5/1/2001 .....................................    500,000
502,500
ICI Investments, 6.75%, 8/7/2002 ....................................................    500,000            508,200
Lehman Brothers Holding Corp., Medium Term Note, 6.33%, 8/1/2000 ....................    500,000
        502,770
Simon Debartolo Group, Inc., 6.625%, 6/15/2003 ......................................  1,000,000
999,700
Southern National Corp., 7.05%, 5/23/2003 ...........................................  1,000,000
1,035,700
Wells Fargo & Co., 6.875%, 4/1/2006 .................................................    500,000            514,105
                                                                                                         ----------
                                                                                                          6,843,988
                                                                                                         ----------

Media 3.2%
Cablevision Systems Corp., 7.875%, 2/15/2018 ........................................    500,000
523,750
Cox Communications, Inc., 6.85%, 1/15/2018 ..........................................    750,000
753,750
News America, Inc., 7.25%, 5/18/2018 ................................................    500,000
512,330
TCA Cable TV, Inc., 6.53%, 2/1/2028 .................................................    500,000
501,802
Time Warner Inc., 9.125%, 1/15/2013 .................................................  1,000,000
1,217,050
Time Warner, Inc., 6.875%, 6/15/2018 ................................................    500,000            501,950
Viacom Inc., 7.75%, 6/1/2005 ........................................................    500,000            532,725
                                                                                                         ----------
                                                                                                          4,543,357
                                                                                                         ----------

Service Industries 1.0%
Primedia, Inc., 7.625%, 4/1/2008 ....................................................    500,000            487,500
ServiceMaster L.P., 7.45%, 8/15/2027 ................................................  1,000,000
1,026,875
                                                                                                         ----------
                                                                                                          1,514,375
                                                                                                         ----------

Durables 0.7%
Martin Marietta Corp., 6.5%, 4/15/2003 ..............................................    400,000            404,272
McDonnell Douglas Finance Corp., Medium Term Note, 6.75%, 12/23/2003 ................
500,000            513,470
                                                                                                         ----------
                                                                                                            917,742
                                                                                                         ----------

Manufacturing 0.2%
Corning Inc., 8.75%, 7/15/1999 ......................................................    250,000            256,793
                                                                                                         ----------

Technology 1.4%
Loral Corp., 8.375%, 6/15/2024 ......................................................    750,000            906,195
Pitney Bowes, Inc., 6.27%, 1/20/2012 ................................................  1,000,000
1,001,250
                                                                                                         ----------
                                                                                                          1,907,445
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------

Energy 1.6%
Atlantic Richfield Co., 8.25%, 2/1/2022 .............................................    500,000            602,980
Phillips Petroleum Corp., 6.65%, 7/15/2018 ..........................................    750,000
747,675
Pioneer Natural Resources Co., 7.2%, 1/15/2028 ......................................  1,000,000
973,750
                                                                                                         ----------
                                                                                                          2,324,405
                                                                                                         ----------

Transportation 1.4%
Continental Airlines Inc., Series 1997-1A, 7.461%, 4/1/2015 .........................    991,014
1,060,484
Newport News Shipbuilding Co., 8.625%, 12/1/2006 ....................................    375,000
394,688
Northwest Airlines Corp., 7.875%, 3/15/2008 .........................................    500,000
505,780
                                                                                                         ----------
                                                                                                          1,960,952
                                                                                                         ----------

Utilities 2.7%
Commonwealth Edison Co., 9.05%, 10/15/1999 ..........................................    250,000
259,005
Niagara Mohawk Power Corp., 7.375%, 7/1/2003 ........................................  1,500,000
1,503,750
PacifiCorp, 6.15%, 1/15/2008 ........................................................  1,500,000          1,486,050
Public Service Co. of Colorado, 6%, 4/15/2003 .......................................    500,000
496,875
                                                                                                         ----------
                                                                                                          3,745,680
                                                                                                         ----------
Total Corporate Bonds (Cost $25,450,940)                                                                 26,063,643
                                                                                                         ----------

                                                                                          Shares
-------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 58.7%
-------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 7.1%

Department & Chain Stores 6.3%
Consolidated Stores Corp.* ..........................................................     18,200            659,750
Costco Companies, Inc.* .............................................................     21,600          1,362,150
Dayton Hudson Corp. .................................................................     15,800            766,300
Home Depot, Inc. ....................................................................     33,600          2,790,893
Nordstrom, Inc. .....................................................................     12,700            981,075
Wal-Mart Stores Inc. ................................................................     39,700          2,411,775
                                                                                                         ----------
                                                                                                          8,971,943
                                                                                                         ----------
Hotels & Casinos 0.8%
Royal Caribbean Cruises Ltd. ........................................................     13,700          1,089,150
                                                                                                         ----------

Consumer Staples 11.9%

Alcohol & Tobacco 1.2%
Philip Morris Companies, Inc. .......................................................     42,800          1,685,250
                                                                                                         ----------
Food & Beverage 4.7%
Coca-Cola Co., Inc. .................................................................     36,700          3,137,850
H.J. Heinz Co. ......................................................................     30,300          1,700,588
Interstate Bakeries Corp. ...........................................................     28,400            942,525
Suiza Foods Corp.* ..................................................................     13,100            781,906
                                                                                                         ----------
                                                                                                          6,562,869
                                                                                                         ----------
Package Goods/Cosmetics 6.0%
Colgate-Palmolive Co. ...............................................................     24,500          2,156,000
Estee Lauder Companies "A" ..........................................................     12,500            871,094
Gillette Co. ........................................................................     35,890          2,034,514
Procter & Gamble Co. ................................................................     38,000          3,460,375
                                                                                                         ----------
                                                                                                          8,521,983
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------

Health 12.2%

Health Industry Services 2.5%
HBO & Company, Inc. .................................................................     34,000          1,198,500
HEALTHSOUTH Corp.* ..................................................................     42,200          1,126,213
Total Renal Care Holdings, Inc.* ....................................................     35,100          1,210,950
                                                                                                         ----------
                                                                                                          3,535,663
                                                                                                         ----------
Hospital Management 0.7%
Tenet Healthcare Corp. * ............................................................     30,300            946,875
                                                                                                         ----------
Medical Supply & Specialty 0.5%
Guidant Corp. .......................................................................     10,200            727,388
                                                                                                         ----------
Pharmaceuticals 8.5%
Bristol-Myers Squibb Co. ............................................................     14,600          1,678,088
Eli Lilly & Co. .....................................................................     25,416          1,679,045
Johnson & Johnson ...................................................................     14,700          1,084,125
Merck & Co., Inc. ...................................................................     14,700          1,966,125
Pfizer, Inc. ........................................................................     31,300          3,401,919
Schering-Plough Corp. ...............................................................      9,500            870,438
Warner-Lambert Co. ..................................................................     19,500          1,352,813
                                                                                                         ----------
                                                                                                         12,032,553
                                                                                                         ----------

Financial 3.8%

Banks 0.5%
First Union Corp. ...................................................................     13,200            768,900
                                                                                                         ----------
Insurance 3.3%
American International Group, Inc. ..................................................     18,375          2,682,750
MBIA, Inc. ..........................................................................     12,400            928,450
UNUM Corp. ..........................................................................     17,700            982,350
                                                                                                         ----------
                                                                                                          4,593,550
                                                                                                         ----------

Media 4.4%

Advertising 1.8%
Interpublic Group of Companies Inc. .................................................     21,450          1,301,770
Outdoor Systems, Inc.* ..............................................................     45,825          1,283,100
                                                                                                         ----------
                                                                                                          2,584,870
                                                                                                         ----------
Broadcasting & Entertainment 2.6%
Clear Channel Communications, Inc. * ................................................     16,400          1,789,650
Univision Communication Inc.* .......................................................     26,700            994,575
Walt Disney Co. .....................................................................      8,000            840,500
                                                                                                         ----------
                                                                                                          3,624,725
                                                                                                         ----------

Service Industries 1.4%

Miscellaneous Commercial Services 0.6%
AccuStaff, Inc.* ....................................................................     27,700            865,625
                                                                                                         ----------
Miscellaneous Consumer Services 0.8%
Service Corp. International .........................................................     25,600          1,097,600
                                                                                                         ----------

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------

Durables 3.2%

Aerospace 0.8%
AlliedSignal Inc. ...................................................................     26,000          1,153,750
                                                                                                        -----------
Telecommunications Equipment 2.4%
Ascend Communications, Inc.* ........................................................     24,900          1,234,106
Lucent Technologies Inc. ............................................................     25,300          2,104,644
                                                                                                        -----------
                                                                                                          3,338,750
                                                                                                        -----------

Manufacturing 5.7%

Chemicals 0.7%
Monsanto Co. ........................................................................     17,700            988,988
                                                                                                        -----------
Diversified Manufacturing 4.4%
General Electric Co. ................................................................     50,500          4,595,500
Textron, Inc. .......................................................................     21,600          1,548,450
                                                                                                        -----------
                                                                                                          6,143,950
                                                                                                        -----------
Machinery/Components/Controls 0.6%
Federal-Mogul Corp. .................................................................     13,100            884,250
                                                                                                        -----------

Technology 9.0%

Computer Software 4.1%
Cadence Design System Inc.* .........................................................     22,000            687,500
Computer Associates International, Inc. .............................................     19,425          1,079,302
Microsoft Corp.* ....................................................................     25,000          2,709,375
PeopleSoft Inc.* ....................................................................     27,000          1,269,000
                                                                                                        -----------
                                                                                                          5,745,177
                                                                                                        -----------
EDP Peripherals 0.5%
EMC Corp.* ..........................................................................     16,700            748,369
                                                                                                        -----------
Electronic Data Processing 0.9%
Sun Microsystems, Inc.* .............................................................     28,700          1,246,656
                                                                                                        -----------
Office/Plant Automation 1.4%
Cisco Systems, Inc.* ................................................................     20,900          1,924,106
                                                                                                        -----------
Semiconductors 2.1%
Intel Corp. .........................................................................     30,600          2,268,225
Linear Technology Corp. .............................................................     11,900            717,719
                                                                                                        -----------
                                                                                                          2,985,944
                                                                                                        -----------
Total Common Stocks (Cost $51,422,913) ..............................................
82,768,884
                                                                                                        -----------

PURCHASED OPTIONS 0.0%
-------------------------------------------------------------------------------------------------------------------
Put on Chicago Board of Trade U.S. Treasury Bond, expires 8/22/98 (Cost $54,923) ....         44
         14,437
                                                                                                        -----------
===================================================================================================================
Total Investment Portfolio-- 100.0% (Cost $108,520,218) (a) .........................
140,999,015
                                                                                                        ===========
===================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

--------------------------------------------------------------------------------

*     Non-income producing security.

(a) Effective maturities will be shorter due to prepayments. At June 30, 1998, the net unrealized appreciation on investments based on cost for

(b)   federal income tax purposes of $108,529,053 was as follows:

       Aggregate gross unrealized appreciation for all investments in which there is an
          excess of market value over tax cost ..............................................        $ 33,364,302
       Aggregate gross unrealized depreciation for all investments in which there is an
          excess of tax cost over market value ..............................................             894,340
                                                                                                     ------------
       Net unrealized appreciation ..........................................................        $ 32,469,962
                                                                                                     ============

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments and direct U.S. Government obligations), for the six months ended June 30, 1998, aggregated $45,702,623 and $32,907,172, respectively. Purchases and sales of direct U.S. Government obligations for the six months ended June 30, 1998, aggregated $13,459,728 and $14,748,258, respectively.

      The aggregate face value of futures contracts opened and closed for the six months ended June 30, 1998 was $117,115,628.

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $108,465,295) ........  $    140,984,578
Purchased options, at value (cost $54,923) ...................            14,437
Cash .........................................................               804
Receivable for investments sold ..............................         1,719,524
Dividends and interest receivable ............................           751,339
Other assets .................................................             1,698
                                                                ----------------
Total assets .................................................       143,472,380
Liabilities
Payable for investments purchased ............................         1,571,082
Accrued management fee .......................................            51,631
Other payables and accrued expenses ..........................            29,012
                                                                ----------------
Total liabilities ............................................         1,651,725
                                                                ----------------
Net assets, at market value ..................................  $    141,820,655
                                                                ================
Net Assets
Net assets consist of:
Undistributed net investment income (loss) ...................           939,383
Net unrealized appreciation (depreciation) on investments ....        32,478,797
Accumulated net realized gain ................................         5,626,536
Paid-in capital ..............................................       102,775,939
                                                                ----------------
Net assets, at market value ..................................  $    141,820,655
                                                                ================
Net asset value, offering and redemption price per
   share ($141,820,655 / 9,995,420 outstanding shares
   of beneficial interest, no par value, unlimited number
   of shares authorized) .....................................            $14.19
                                                                          ======

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

Investment Income
Dividends (net of foreign taxes withheld of $1,873) ............   $    389,648
Interest .......................................................      1,750,831
                                                                   ------------
                                                                      2,140,479
Expenses:
Management fee .................................................        306,669
Custodian fees .................................................          4,876
Accounting fees ................................................         32,503
Trustees' fees and expenses ....................................         11,315
Auditing .......................................................          7,967
Legal ..........................................................          3,766
Registration fees ..............................................            286
Other ..........................................................          3,189
                                                                   ------------
                                                                        370,571
                                                                   ------------
Net investment income ..........................................      1,769,908
                                                                   ------------

Net realized and unrealized gain (loss) on investment
   transactions
Net realized gain (loss) from:
Investments ....................................................      5,734,116
Futures ........................................................        (19,738)
                                                                   ------------
                                                                      5,714,378
                                                                   ------------
Net unrealized appreciation (depreciation) during the
   period on:
Investments ....................................................      8,859,792
Foreign currency related transactions ..........................              9
                                                                   ------------
                                                                      8,859,801
                                                                   ------------
Net gain (loss) on investment transactions .....................     14,574,179
                                                                   ------------
Net increase (decrease) in net assets resulting from
   operations .. ...............................................   $ 16,344,087
                                                                   ============

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Six Months           Year
                                                                          Ended             Ended
                                                                      June 30, 1998      December 31,
Increase (Decrease) in Net Assets                                      (Unaudited)           1997
---------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................  $    1,769,908    $    2,817,310
Net realized gain (loss) from investment transactions ...........       5,714,378         6,087,508
Net unrealized appreciation (depreciation) on investment
   transactions during the period ...............................       8,859,801        13,062,144
                                                                   --------------    --------------
Net increase in net assets resulting from operations ............      16,344,087        21,966,962
                                                                   --------------    --------------
Distributions to shareholders from:
Net investment income ...........................................      (1,641,967)       (2,678,045)
                                                                   --------------    --------------
Net realized gains from investment transactions .................      (6,021,604)       (4,951,322)
                                                                   --------------    --------------
Portfolio share transactions:
Proceeds from shares sold .......................................      15,109,307        24,546,671
Net asset value of shares issued to shareholders in
   reinvestment of distributions ................................       7,663,571         7,629,367
Cost of shares redeemed .........................................      (8,005,954)      (16,483,255)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Portfolio share
   transactions .................................................      14,766,924        15,692,783
                                                                   --------------    --------------
Increase (decrease) in net assets ...............................      23,447,440        30,030,378
Net assets at beginning of period ...............................     118,373,215        88,342,837
                                                                   --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $939,383 and $811,442,
   respectively) ................................................  $  141,820,655    $  118,373,215
                                                                   ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Shares outstanding at beginning of period .......................       8,902,042         7,608,722
                                                                   --------------    --------------
Shares sold .....................................................       1,106,956         2,001,001
Shares issued to shareholders in reinvestment of distributions ..         573,423           651,149
Shares redeemed .................................................        (587,001)       (1,358,830)
                                                                   --------------    ---------------
Net increase (decrease) in Portfolio shares .....................       1,093,378         1,293,320
                                                                   --------------    --------------
Shares outstanding at end of period .............................       9,995,420         8,902,042
                                                                   ==============    ==============

    The accompanying notes are an integral part of the financial statements.

                               BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

                                       Six Months Ended                Years Ended December 31,
                                        June 30, 1998   ----------------------------------------------------------
                                         (Unaudited)      1997        1996       1995        1994        1993
                                      ----------------------------------------------------------------------------

Net asset value, beginning of period ....  $13.30       $ 11.61     $ 10.95    $  8.97     $ 10.23     $
10.02
                                           ------       -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ...................     .18           .34         .31        .30         .29         .30
Net realized and unrealized gain
  (loss) on investment transactions .....    1.55          2.32         .95       2.04        (.48)        .42
                                           ------       -------     -------    -------     -------     -------
Total from investment operations ........    1.73          2.66        1.26       2.34        (.19)        .72
                                           ------       -------     -------    -------     -------     -------
Less distributions from:
Net investment income ...................    (.18)         (.33)       (.30)      (.30)       (.30)       (.28)
Net realized gains on investment
  transactions ..........................    (.66)         (.64)       (.30)      (.06)       (.77)       (.23)
                                           ------       -------     -------    -------     -------     -------
Total distributions .....................    (.84)         (.97)       (.60)      (.36)      (1.07)       (.51)
                                           ------       -------     -------    -------     -------     -------
Net asset value, end of period ..........  $14.19       $ 13.30     $ 11.61    $ 10.95     $  8.97     $
10.23
                                           ======       =======     =======    =======     =======
=======
Total Return (%) ........................   13.38**       24.21       11.89      26.67       (2.05)       7.45
Ratios and Supplemental Data
Net assets, end of period ($
  millions) .............................     142           118          88         68          46          45
Ratio of operating expenses to
  average daily net assets (%) ..........     .57*          .57         .60        .65         .75         .75
Ratio of net investment income to
  average daily net assets (%) ..........    2.74*         2.73        2.82       3.01        3.19        3.01
Portfolio turnover rate (%) .............   79.03*        43.10       67.56      87.98      101.64
133.95(b)

(a)   Based on monthly average shares outstanding during the period.
(b) On May 1, 1993, the Portfolio adopted its present name and investment objective which is a balance of growth and income, as well as long-term preservation of capital, from a diversified portfolio of equity and fixed income securities. Prior to that date, the Portfolio was known as the Managed Diversified Portfolio and its investment objective was to realize a high level of long-term total rate of return consistent with prudent investment risk. The portfolio turnover rate increased due to implementing the present investment objective. Financial highlights for the period ended December 31, 1993 should not be considered representative of the present Portfolio.
*     Annualized
**    Not annualized

                            CAPITAL GROWTH PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                        Principal          Market
                                                                                       Amount ($)         Value ($)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT 7.0%
-------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at
   5.75% to be repurchased at $60,550,670 on 7/1/98, collateralized by a
   $15,904,000 U.S. Treasury Note, 6.25%, 10/31/2001 and a $44,305,000
   U.S. Treasury Bond, 7.5%, 2/15/2005 (Cost $60,541,000) .........................   60,541,000
60,541,000
                                                                                                        -----------

                                                                                          Shares
-------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 93.0%
-------------------------------------------------------------------------------------------------------------------

Consumer Discretionary 13.2%

Department & Chain Stores 7.6%
Costco Companies, Inc.* ...........................................................      220,100         13,880,056
Dayton Hudson Corp. ...............................................................      341,600         16,567,600
Home Depot, Inc. ..................................................................      279,300         23,199,356
Walgreen Co. ......................................................................      296,300         12,240,894
                                                                                                        -----------
                                                                                                         65,887,906
                                                                                                        -----------
Hotels & Casinos 1.8%
Carnival Corp. "A" ................................................................      230,500          9,133,563
Mirage Resorts, Inc.* .............................................................      294,700          6,280,794
                                                                                                        -----------
                                                                                                         15,414,357
                                                                                                        -----------
Specialty Retail 3.8%
AutoZone, Inc.* ...................................................................      291,800          9,319,363
Office Depot, Inc.* ...............................................................      262,200          8,275,688
Tiffany & Co. .....................................................................      188,400          9,043,200
Viking Office Products, Inc.* .....................................................      183,900          5,769,863
                                                                                                        -----------
                                                                                                         32,408,114
                                                                                                        -----------

Consumer Staples 6.6%

Alcohol & Tobacco 1.3%
Philip Morris Companies, Inc. .....................................................      290,400         11,434,500
                                                                                                        -----------
Food & Beverage 2.8%
H.J. Heinz Co. ....................................................................      175,500          9,849,938
Keebler Foods Co.* ................................................................       65,500          1,801,250
Suiza Foods Corp.* ................................................................      210,500         12,564,219
                                                                                                        -----------
                                                                                                         24,215,407
                                                                                                        -----------
Package Goods/Cosmetics 2.5%
Procter & Gamble Co. ..............................................................      238,700         21,736,619
                                                                                                        -----------

Health 9.2%

Health Industry Services 1.8%
HEALTHSOUTH Corp.* ................................................................      390,200         10,413,463
Total Renal Care Holdings, Inc.* ..................................................      141,300          4,874,850
                                                                                                        -----------
                                                                                                         15,288,313
                                                                                                        -----------
Medical Supply & Specialty 1.7%
Becton, Dickinson & Co. ...........................................................      188,400         14,624,550
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Pharmaceuticals 5.7%
American Home Products Corp. ......................................................      160,200          8,290,350
Bristol-Myers Squibb Co. ..........................................................      115,300         13,252,294
Merck & Co., Inc. .................................................................       65,100          8,707,125
Schering-Plough Corp. .............................................................      209,200         19,167,950
                                                                                                        -----------
                                                                                                         49,417,719
                                                                                                        -----------

Communications 2.3%

Telephone/Communications
WorldCom, Inc.* ...................................................................      407,200         19,723,750
                                                                                                        -----------

Financial 16.8%

Banks 1.7%
BankAmerica Corp. .................................................................      167,300         14,460,994
                                                                                                        -----------
Insurance 9.2%
Allstate Corp. ....................................................................       91,900          8,414,594
American International Group, Inc. ................................................      179,950         26,272,690
Conseco, Inc. .....................................................................      226,600         10,593,550
EXEL, Ltd. (ADR) ..................................................................      318,000         24,744,375
MBIA, Inc. ........................................................................      127,800          9,569,025
                                                                                                        -----------
                                                                                                         79,594,234
                                                                                                        -----------
Consumer Finance 3.2%
American Express Co. ..............................................................      127,700         14,557,800
Associates First Capital Corp. ....................................................      176,700         13,583,813
                                                                                                        -----------
                                                                                                         28,141,613
                                                                                                        -----------
Other Financial Companies 2.7%
Federal National Mortgage Association .............................................      243,200
14,774,400
Travelers Group, Inc. .............................................................      134,850          8,175,281
                                                                                                        -----------
                                                                                                         22,949,681
                                                                                                        -----------

Media 4.7%

Advertising 1.9%
Omnicom Group, Inc. ...............................................................      332,500         16,583,438
                                                                                                        -----------
Cable Television 1.8%
Tele-Comm Liberty Media Group "A"* ................................................      391,350
15,189,272
                                                                                                        -----------
Print Media 1.0%
Tribune Co. .......................................................................      124,700          8,580,919
                                                                                                        -----------

Service Industries 2.1%

Investment 1.0%
Franklin Resources, Inc. ..........................................................      162,800          8,791,200
                                                                                                        -----------
Miscellaneous Commercial Services 1.1%
AccuStaff, Inc.* ..................................................................      293,300          9,165,625
                                                                                                        -----------

Durables 4.8%

Aerospace 2.9%
Lockheed Martin Corp. .............................................................      113,300         11,995,638
United Technologies Corp. .........................................................      136,900         12,663,250
                                                                                                        -----------
                                                                                                         24,658,888
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Automobiles 0.9%
Magna International, Inc. "A" .....................................................      114,600          7,864,425
                                                                                                        -----------
Telecommunications Equipment 1.0%
Nokia AB Oy "A" (ADR) .............................................................      116,300          8,439,019
                                                                                                        -----------

Manufacturing 7.4%

Chemicals 1.6%
Praxair, Inc. .....................................................................      130,700          6,118,394
Sigma-Aldrich Corp. ...............................................................      213,500          7,499,188
                                                                                                        -----------
                                                                                                         13,617,582
                                                                                                        -----------
Diversified Manufacturing 3.5%
Dresser Industries, Inc. ..........................................................      214,300          9,442,594
General Electric Co. ..............................................................      107,100          9,746,100
Textron, Inc. .....................................................................      148,100         10,616,919
                                                                                                        -----------
                                                                                                         29,805,613
                                                                                                        -----------
Electrical Products 0.7%
Emerson Electric Co. ..............................................................       99,400          6,001,275
                                                                                                        -----------
Machinery/Components/Controls 1.6%
Parker-Hannifin Group .............................................................      370,350         14,119,594
                                                                                                        -----------

Technology 14.7%

Computer Software 2.9%
Computer Associates International, Inc. ...........................................      146,800          8,156,575
Parametric Technology Corp.* ......................................................      267,000          7,242,375
Sterling Commerce, Inc.* ..........................................................      197,200          9,564,200
                                                                                                        -----------
                                                                                                         24,963,150
                                                                                                        -----------
Diverse Electronic Products 2.0%
Applied Materials, Inc.* ..........................................................      328,600          9,693,700
Harris Corp. ......................................................................      165,100          7,377,906
                                                                                                        -----------
                                                                                                         17,071,606
                                                                                                        -----------
Electronic Data Processing 6.8%
Compaq Computer Corp. .............................................................      590,700         16,761,113
Hewlett-Packard Co. ...............................................................      214,900         12,867,138
International Business Machines Corp. .............................................      120,400         13,823,425
Sun Microsystems, Inc.* ...........................................................      340,800         14,803,500
                                                                                                        -----------
                                                                                                         58,255,176
                                                                                                        -----------
Semiconductors 3.0%
Intel Corp. .......................................................................      249,600         18,501,600
Linear Technology Corp. ...........................................................      125,700          7,581,281
                                                                                                        -----------
                                                                                                         26,082,881
                                                                                                        -----------

Energy 9.9%

Oil Companies 6.3%
Atlantic Richfield Co. ............................................................      120,600          9,421,875
Exxon Corp. .......................................................................      161,000         11,481,313
Mobil Corp. .......................................................................      105,900          8,114,588
Repsol SA (ADR) ...................................................................      148,600          8,173,000
Royal Dutch Petroleum Co. (New York shares) .......................................      306,900
16,821,956
                                                                                                        -----------
                                                                                                         54,012,732
                                                                                                        -----------

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

                                                                                                           Market
                                                                                         Shares           Value ($)
-------------------------------------------------------------------------------------------------------------------
Oil/Gas Transmission 1.1%
Williams Cos., Inc. ...............................................................      288,400          9,733,500
                                                                                                        -----------
Oilfield Services/Equipment 2.5%
Diamond Offshore Drilling, Inc. ...................................................      106,800          4,272,000
Santa Fe International Corp. ......................................................      164,100          4,964,025
Schlumberger Ltd. .................................................................      186,700         12,753,944
                                                                                                        -----------
                                                                                                         21,989,969
                                                                                                        -----------

Transportation 1.3%

Airlines 0.6%
AMR Corp.* ........................................................................       61,600          5,128,200
                                                                                                        -----------
Railroads 0.7%
Wisconsin Central Transportation Co.* .............................................      285,300          6,240,938
                                                                                                        -----------
Total Common Stocks (Cost $585,739,965) ...........................................
801,592,759
                                                                                                        -----------
===================================================================================================================

Total Investment Portfolio-- 100.0% (Cost $646,280,965) (a) .......................
862,133,759
                                                                                                        ===========
===================================================================================================================

*     Non-income producing security.

(a) At June 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $646,296,654 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an
         excess of market value over tax cost ...................................................    $227,123,299

      Aggregate gross unrealized depreciation for all investments in which there is an
         excess of tax cost over market value ...................................................      11,286,194
                                                                                                     ------------
      Net unrealized appreciation ...............................................................    $215,837,105
                                                                                                     ============

--------------------------------------------------------------------------------

      Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1998, aggregated $225,247,698 and $179,346,025, respectively.

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $646,280,965) ........................   $    862,133,759
Cash .........................................................................                181
Receivable for investments sold ..............................................         12,317,626
Dividend and interest receivable .............................................            606,633
Other assets .................................................................              4,519
                                                                                 ----------------
Total assets .................................................................        875,062,718

Liabilities
Payable for investments purchased ............................................         26,311,149
Accrued management fee .......................................................            296,687
Other payables and accrued expenses ..........................................             61,678
                                                                                 ----------------
Total liabilities ............................................................         26,669,514
                                                                                 ----------------
Net assets, at market value ..................................................   $    848,393,204
                                                                                 ================

Net Assets
Net assets consist of:
Undistributed net investment income (loss) ...................................          1,940,727
Net unrealized appreciation (depreciation) on:
Investments ..................................................................        215,852,794
Foreign currency related transactions ........................................               (63)
Accumulated net realized gain (loss) .........................................         80,808,971
Paid-in capital ..............................................................        549,790,775
                                                                                 ----------------
Net assets, at market value ..................................................   $    848,393,204
                                                                                 ================

Class A
Net asset value, offering and redemption price per share
   ($847,737,901 / 37,473,404 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) ......................             $22.62
                                                                                           ======

Class B
Net asset value, offering and redemption price per share
   ($655,303 / 29,008 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) ......................             $22.59
                                                                                           ======

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $85,398) .......................     $      3,978,010
Interest ...................................................................            1,005,081
                                                                                 ----------------
                                                                                        4,983,091
Expenses:
Management fee .............................................................            1,757,877
Custodian fees .............................................................                8,126
Accounting fees ............................................................               65,520
Trustees' fees and expenses ................................................               11,541
Distribution fees (Class B) ................................................                  778
Auditing ...................................................................               40,826
Legal ......................................................................                7,053
Other ......................................................................                3,180
                                                                                 ----------------
                                                                                        1,894,901
                                                                                 ----------------
Net investment income ......................................................            3,088,190
                                                                                 ----------------

Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from investments ..................................           80,987,915
                                                                                 ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ................................................................           25,095,177
Foreign currency related transactions ......................................                  (37)
                                                                                 ----------------
                                                                                       25,095,140
                                                                                 ----------------
Net gain (loss) on investment transactions .................................          106,083,055
                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations ............     $    109,171,245
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                       Six Months         Year
                                                                          Ended           Ended
                                                                      June 30, 1998    December 31,
Increase (Decrease) in Net Assets                                      (Unaudited)         1997
---------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................  $    3,088,190    $    5,491,160
Net realized gain (loss) from investment transactions ...........      80,987,915        37,539,012
Net unrealized appreciation (depreciation) on investment
   transactions during the period ...............................      25,095,140       119,146,257
                                                                   --------------    --------------
Net increase (decrease) in net assets resulting from operations .     109,171,245       162,176,429
                                                                   --------------    --------------
Distributions to shareholders from:
Net investment income (Class A) .................................      (2,560,033)       (5,641,454)
                                                                   --------------    --------------
Net investment income (Class B) .................................          (1,525)           (1,600)
                                                                   --------------    --------------
Net realized gain from investment transactions (Class A) ........     (37,496,910)               --
                                                                   --------------    --------------
Net realized gain from investment transactions (Class B) ........         (31,248)      (33,950,004)
                                                                   --------------    --------------
Portfolio share transactions:
Class A
Proceeds from shares sold .......................................     123,779,610       214,983,317
Net asset value of shares issued to shareholders in
   reinvestment of distributions ................................      40,056,943        39,591,458
Cost of shares redeemed .........................................     (60,895,398)     (141,850,976)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Class A share
   transactions .................................................     102,941,155       112,723,799
                                                                   --------------    --------------
Class B*
Proceeds from shares sold .......................................          27,763           530,116
Net asset value of shares issued to shareholders in
   reinvestment of distributions ................................          32,773             1,600
Cost of shares redeemed .........................................          (7,598)           (2,612)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Class B share
   transactions .................................................          52,938           529,104
                                                                   --------------    --------------
Increase (decrease) in net assets ...............................     172,075,622       235,836,274
Net assets at beginning of period ...............................     676,317,582       440,481,308
                                                                   --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $1,940,727 and $1,414,095,
   respectively) ................................................  $  848,393,204    $  676,317,582
                                                                   ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period .......................      32,750,652        26,691,077
                                                                   --------------    --------------
Shares sold .....................................................       5,624,067        11,288,114
Shares issued to shareholders in reinvestment of distributions ..       1,886,512         2,340,808
Shares redeemed .................................................      (2,787,827)       (7,569,347)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares .....................       4,722,752         6,059,575
                                                                   --------------    --------------
Shares outstanding at end of period .............................      37,473,404        32,750,652
                                                                   ==============    ==============
Class B*
Shares outstanding at beginning of period .......................          26,545                --
                                                                   --------------    --------------
Shares sold .....................................................           1,264            26,593
Shares issued to shareholders in reinvestment of distributions ..           1,545                80
Shares redeemed .................................................            (346)             (128)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares .....................           2,463            26,545
                                                                   --------------    --------------
Shares outstanding at end of period .............................          29,008            26,545
                                                                   ==============    ==============

* Prior period Class B activity is for the period from May 12, 1997 (commencement of sale of Class B shares) to December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                            CAPITAL GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

    Class A (b)                        Six Months Ended                Years Ended December 31,
--------------------------              June 30, 1998   ----------------------------------------------------------
                                         (Unaudited)      1997        1996       1995        1994        1993
                                      ----------------------------------------------------------------------------

Net asset value, beginning of period      $ 20.63       $ 16.50     $ 15.08       $ 12.23    $ 14.95    $
12.71
                                          -------       -------     -------       -------    -------    -------
Income from investment operations:
Net investment income ..............          .09           .18         .19           .14        .06        .06
Net realized and unrealized gain
  (loss) on investment transactions          3.11          5.39        2.68          3.25      (1.42)      2.52
                                          -------       -------     -------       -------    -------    -------
Total from investment operations ...         3.20          5.57        2.87          3.39      (1.36)      2.58
                                          -------       -------     -------       -------    -------    -------
Less distributions from:
Net investment income ..............         (.08)         (.19)       (.19)         (.11)      (.05)      (.07)
Net realized gains on investment
  transactions .....................        (1.13)        (1.25)      (1.26)         (.43)     (1.31)      (.27)
                                          -------       -------     -------       -------    -------    -------
Total distributions ................        (1.21)        (1.44)      (1.45)         (.54)     (1.36)      (.34)
                                          -------       -------     -------       -------    -------    -------
Net asset value, end of period .....      $ 22.62       $ 20.63     $ 16.50       $ 15.08    $ 12.23    $
14.95
                                          =======       =======     =======       =======    =======
=======
Total Return (%) ...................        15.85**       35.76       20.13         28.65      (9.67)     20.88
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) .....................          848           676         440           338        257        257
Ratio of operating expenses to
  average daily net assets (%) .....          .50*          .51         .53           .57        .58        .60
Ratio of net investment income to
  average daily net assets (%) .....          .82*          .96        1.27          1.06        .47        .46
Portfolio turnover rate (%) ........        49.27*        41.77       65.56        119.41      66.44      95.31

(a) Based on monthly average shares outstanding during the period.
(b) On May 12, 1997 existing shares were designated as Class A shares.
*   Annualized
**  Not annualized

                            CAPITAL GROWTH PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

       Class B
-----------------------
                                                                                                  For the Period
                                                                                                   May 12, 1997
                                                                                                 (commencement of
                                                                                Six Months Ended  sale of Class B
                                                                                 June 30, 1998      shares) to
                                                                                  (Unaudited)    December 31, 1997
                                                                               -----------------------------------

Net asset value, beginning of period ......................................          $20.61            $17.54
                                                                                     ------            ------
Income from investment operations:
Net investment income .....................................................             .06               .08
Net realized and unrealized gain (loss) on investment transactions ........            3.11              3.08
                                                                                     ------            ------
Total from investment operations ..........................................            3.17              3.16
                                                                                     ------            ------
Less distributions from:
Net investment income .....................................................            (.06)             (.09)
Net realized gains on investment transactions .............................           (1.13)               --
                                                                                     ------            ------
Total distributions .......................................................           (1.19)             (.09)
                                                                                     ------            ------
Net asset value, end of period ............................................          $22.59            $20.61
                                                                                     ======            ======
Total Return (%) ..........................................................           15.75**           18.00**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ....................................             .66               .55
Ratio of operating expenses to average daily net assets (%) ...............             .75*              .75*
Ratio of net investment income to average daily net assets (%) ............             .57*              .64*
Portfolio turnover rate (%) ...............................................           49.27*            41.77

(a) Based on monthly average shares outstanding during the period.
*   Annualized
**  Not annualized

                             INTERNATIONAL PORTFOLIO
              INVESTMENT PORTFOLIO as of June 30, 1998 (Unaudited)

                                                                                                        Principal          Market
                                                                                                        Amount ($)         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 4.4%
------------------------------------------------------------------------------------------------------------------------------------

Repurchase Agreement with Donaldson, Lufkin & Jenrette dated 6/30/1998 at 5.75% to be repurchased at $22,840,648 on 7/1/1998, collateralized by a $22,986,000 U.S. Treasury Note,
   5.625%, 12/31/2002 (Cost $22,837,000) ...........................................................      22,837,000
   22,837,000
                                                                                                                        ------------

BONDS 0.3%
------------------------------------------------------------------------------------------------------------------------------------

Japan 0.2%
Sumitomo Bank, Variable Rate Bond, 9.4%, 12/29/2049** ..............................................
878,000         873,610
                                                                                                                        ------------

United States 0.1%
IBJ Preferred Capital Co., 8.912%, 12/29/2049 ......................................................         754,000
      668,233
                                                                                                                        ------------
Total Bonds (Cost $1,632,000) ......................................................................
1,541,843
                                                                                                                        ------------

CONVERTIBLE BONDS 0.3%
------------------------------------------------------------------------------------------------------------------------------------

Japan
Softbank Corp., 0.5%, 3/29/2002 (Cost $2,136,453) .................................................. JPY
212,000,000       1,415,175
                                                                                                                        ------------

                                                                                                              Shares
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS 95.0%
------------------------------------------------------------------------------------------------------------------------------------

Argentina 0.5%
YPF S.A. "D" (ADR) (Petroleum company) .............................................................          90,100
     2,708,631
                                                                                                                        ------------

Australia 0.5%
AMP Ltd.* (Life insurance, annuities, pensions, other financial services) ..........................
87,800       1,030,085
Woodside Petroleum Ltd. (Major oil and gas producer) ...............................................
298,500       1,493,469
                                                                                                                        ------------
                                                                                                                           2,523,554
                                                                                                                        ------------

Brazil 0.5%
Companhia Vale do Rio Doce (pfd.) "A" (Diverse mining and industrial complex) ......................
     140,180       2,860,445
                                                                                                                        ------------

Canada 1.2%
Canadian National Railway Co. (Railroad operator) ..................................................
120,800       6,419,462
                                                                                                                        ------------

China 0.5%
Anhui Expressway Co., Ltd. "H" (Developer and manager of toll highways in Anhui province)
 ..........       3,340,900         336,332
China Telecommunications* (Telecommunication services) .............................................
265,500         462,603
GZI Transport Ltd. (Developer and operator of toll highways in Guangdong Province)
 .................         757,400         171,070
Jiangsu Expressway Co., Ltd. "H" (Builder and manager of the Shanghai-Nanjing expressway)
 ..........       2,452,300         462,101
Shenzhen Expressway Co. "H" (Highway developer) ....................................................
2,596,400         475,850
Sichuan Expressway Co. (Developer of toll roads, bridges and tunnels) ..............................
3,027,000         289,104
Zhejiang Expressway Co., Ltd. "H" (Road construction and management) ...............................
2,668,700         447,768
                                                                                                                        ------------
                                                                                                                           2,644,828
                                                                                                                        ------------

Finland 2.7%
Nokia AB Oy "A" (Manufacturer of telecommunication systems and equipment) ..........................
       118,200       8,702,357
Pohjola Insurance Co., Ltd. "B" (Insurance company) ................................................
102,000       5,080,877
                                                                                                                        ------------
                                                                                                                          13,783,234
                                                                                                                        ------------

France 19.1%
AXA-UAP S.A. (Insurance group providing insurance, finance and real estate services) ...............
        49,036       5,515,404
Accor S.A. (Catering, hotels and travel services) ..................................................          24,917
 6,973,479
Alcatel Alsthom (Manufacturer of transportation, telecommunication and energy equipment)
 ...........          52,161      10,620,803

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                                                                                                               Market
                                                                                             Shares           Value ($)
-----------------------------------------------------------------------------------------------------------------------
Bouygues SA (Conglomerate: public works; real estate and industrial development;
   engineering services; television and motion pictures) .................................    16,378
2,974,518
Canal Plus (Leading pay television network) ..............................................    20,216
3,778,567
Carrefour (Hypermarket operator and food retailer) .......................................     8,284
5,241,130
Christian Dior (Leading fashion house) ...................................................    14,151
1,781,251
Compagnie de Saint-Gobain (Glass manufacturer) ...........................................    26,823
4,973,549
Credit Commercial de France (Bank) .......................................................    35,926
3,024,684
France Telecom S.A. (Telecommunication services) .........................................    85,966
5,929,474
Groupe Danone (Producer of packaged foods and beverages) .................................    10,124
 2,791,523
LVMH Louis Vuitton Moet-Hennessy SA (Producer of wines, spirits and luxury products) .....
18,607          3,724,047
Lagardere S.C.A. (Holding company with interests in publishing, defense, audiovisual
   production and services, telecommunications and media) ................................    80,201
3,339,000
Rhodia SA* (Drug manufacturer and chemicals specialist) ..................................    39,053
1,089,094
Rhone-Poulenc S.A. "A" (Medical, agricultural and consumer chemicals) ....................   111,322
      6,278,975
Schneider S.A. (Manufacturer of electronic components and automated manufacturing
   systems) ..............................................................................    62,716          5,001,139
Societe Lyonnaise des Eaux SA (Water utility) ............................................    45,838
7,544,008
Societe Nationale Elf Aquitaine (Petroleum company) ......................................    51,276
7,209,190
Television Francaise (Television broadcasting) ...........................................    22,631
3,507,492
Thomson CSF (Manufacturer of aerospace systems and industrial electronics products) ......
108,424          4,124,836
Usinor Sacilor (Producer of flat steel and stainless steel) ..............................   187,791
2,901,183
                                                                                                            -----------
                                                                                                             98,323,346
                                                                                                            -----------

Germany 20.7%
Allianz AG (Multi-line insurance company) ................................................    23,687
7,901,578
Allianz AG* (New) ........................................................................       664            219,658
BASF AG (Leading international chemical producer) ........................................   131,699
6,263,034
BHF-Bank AG (Universal banking services) .................................................    86,872
3,309,822
Bayerische Vereinsbank AG (Commercial bank) ..............................................   118,042
10,016,042
Deutsche Telekom AG (Telecommunication services) .........................................   207,554
5,686,253
Deutsche Telekom AG (ADR) ................................................................    25,300
695,750
Dresdner Bank AG (Universal bank) ........................................................   108,647
5,874,765
Heidelberger Druckmaschinen AG (Manufacturer of commercial printing presses) .............
16,771          1,390,491
Hoechst AG (Chemical producer) ...........................................................   211,410
10,639,968
Mannesmann AG (Diversified construction and technology company) ..........................    90,141
      9,273,303
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance company) ...........
17,382          8,637,258
RWE AG (pfd.) (Producer and marketer of petroleum and chemical products) .................
113,400          6,716,646
SAP AG (pfd.) (Computer software manufacturer) ...........................................    13,404
9,106,231
Schering AG (Pharmaceutical and chemical producer) .......................................    47,441
5,590,890
Siemens AG (Leading electrical engineering and electronics company) ......................    40,609
   2,480,704
VEBA AG (Electric utility, distributor of oil and chemicals) .............................    72,386
4,871,498
VIAG AG (Provider of electrical power and natural gas services, aluminum products,
   chemicals, ceramics and glass) ........................................................    11,581          7,976,930
                                                                                                            -----------
                                                                                                            106,650,821
                                                                                                            -----------

Hong Kong 3.2%
Cheung Kong Holdings Ltd. (Real estate company) ..........................................   510,700
2,517,907
Citic Pacific Ltd. (Diversified holding company) ......................................... 1,009,200
1,804,004
Cosco Pacific Ltd. (Investment holding company) .......................................... 1,297,400
460,487
HSBC Holdings Ltd. (Bank) ................................................................   196,490          4,818,418
Hong Kong & China Gas Co., Ltd. (Gas utility) ............................................       591
671
Hong Kong & China Gas Co., Ltd. Warrant* (expire 9/30/99) ................................        26
      2
Hutchison Whampoa, Ltd. (Container terminal and real estate company) .....................   391,200
      2,060,010
Kerry Properties, Ltd. (Real estate company) ............................................. 1,066,900
784,890
New World Development Co., Ltd. (Property investment and development, construction
   and engineering, hotels and restaurants, telecommunications) ..........................   987,392
1,911,575
New World Infrastructure Ltd.* (Investment and operation of infrastructure projects) .....
764,800            883,449
Sun Hung Kai Properties Ltd. (Real estate developer and finance company) .................   261,000
       1,115,010
                                                                                                            -----------
                                                                                                             16,356,423
                                                                                                            -----------

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                                                                                                                            Market
                                                                                                             Shares        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Italy 4.6%
Banca Commerciale Italiana SpA (Commercial bank) ...................................................
424,100       2,537,320
Banca di Roma SpA* (Commercial and savings bank) ...................................................
1,251,700       2,606,608
Banco Intesa SpA (Bank) ............................................................................         266,500
1,491,680
Credito Italiano SpA (Commercial bank) .............................................................         388,900
 2,036,704
Fiat SpA (Manufacturer of automobiles, commercial vehicles, farm and construction
   equipment) ......................................................................................         226,300
990,918
Istituto Bancario San Paolo di Torino (Commercial bank) ............................................
119,300       1,722,271
Istituto Nazionale delle Assicurazione (Insurance company) .........................................
1,568,100       4,456,961
Telecom Italia Mobile SpA (Cellular telecommunication services) ....................................
501,000       3,065,074
Telecom Italia SpA (Telecommunications, electronics and network construction) ......................
    687,500       5,063,142
                                                                                                                        ------------
                                                                                                                          23,970,678
                                                                                                                        ------------

Japan 8.2%
Bridgestone Corp. (Leading automobile tire manufacturer) ...........................................
149,000       3,538,372
Canon Inc. (Leading producer of visual image and information equipment) ............................
163,000       3,717,420
Daiwa Securities Co., Ltd. (Brokerage and other financial services) ................................
537,000       2,321,090
Fujitsu Ltd. (Leading manufacturer of computers) ...................................................         314,000
     3,319,143
Keyence Corp. (Specialized manufacturer of sensors) ................................................
17,400       1,902,259
Minebea Co., Ltd. (Manufacturer of bearings, electronic equipment, machinery parts) ................
     213,000       2,129,692
Nichiei Co., Ltd. (Finance company for small- and medium-sized firms) ..............................
41,200       2,815,870
Nintendo Co., Ltd. (Game equipment manufacturer) ...................................................
40,400       3,758,616
Nippon Telegraph & Telephone Corp. (Leading telecommunications company) ............................
           256       2,131,480
Nomura Securities Co., Ltd. (Financial advisor, securities broker and underwriter) .................
 237,000       2,771,177
SMC Corp. (Leading maker of pneumatic equipment) ...................................................
29,400       2,245,656
Sony Corp. (Consumer electronic products manufacturer) .............................................
41,700       3,607,841
Sumitomo Electric Industries, Ltd. (Leading manufacturer of electric wires and cables) .............
    144,000       1,462,728
Teijin Ltd. (Manufacturer of polyester products) ...................................................         617,000
   1,876,195
Tokyo Electron Ltd. (Leading semiconductor production equipment manufacturer) ......................
        87,000       2,677,020
Yamanouchi Pharmaceutical Co., Ltd. (Leading manufacturer of ethical drugs) ........................
    97,000       2,029,612
                                                                                                                        ------------
                                                                                                                          42,304,171
                                                                                                                        ------------

Netherlands 4.6%
AEGON Insurance Group NV (Insurance company) .......................................................
115,892      10,093,433
Akzo-Nobel NV (Chemical producer) ..................................................................          12,700
 2,825,833
Elsevier NV (International publisher of scientific, professional, business, and consumer
   information books) ..............................................................................         248,570
3,754,908
Heineken Holding NV "A" (Producer and distributor of beers, spirits, wines, soft drinks)
     148,787       4,905,146
Royal Dutch Petroleum Co. (Owner of 60% of Royal Dutch/Shell Group) ................................
    41,500       2,303,400
                                                                                                                        ------------
                                                                                                                          23,882,720
                                                                                                                        ------------

Portugal 1.5%
Jeronimo Martins S.A. (Food producer and retailer) .................................................          83,610
     4,019,259
Portugal Telecom S.A. (Telecommunication services) .................................................
66,950       3,550,599
                                                                                                                        ------------
                                                                                                                           7,569,858
                                                                                                                        ------------

Singapore 0.2%
City Developments Ltd. (Developer of residential, industrial, retail and investment properties,
   owner and operator of hotels) ...................................................................         346,000
969,786
                                                                                                                        ------------

Sweden 3.8%
AGA AB "B" (Free) (Producer and distributor of industrial and medical gases) .......................
 135,000       2,065,981
L.M. Ericsson Telephone Co. "B" (ADR) (Leading manufacturer of cellular
   telephone equipment) ............................................................................         288,024
8,244,687
Skandia Forsakrings AB (Insurance, savings, pension and banking services) ..........................
639,500       9,144,880
                                                                                                                        ------------
                                                                                                                          19,455,548
                                                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

                                                                                                                            Market
                                                                                                             Shares        Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Switzerland 8.5%
Ciba Specialty Chemical (Registered) (Manufacturer of chemical products for plastics,
   coatings, fibers and fabrics) .............................................................             37,437
4,814,671
Clariant AG (Registered) (Manufacturer of color chemicals) ...................................
12,042          7,944,237
Credit Suisse Group (Registered) (Provider of bank services, management services and
   life insurance) ...........................................................................             39,600          8,825,860
Nestle S.A. (Registered) (Food manufacturer) .................................................              3,575
 7,663,244
Novartis AG (Bearer) (Pharmaceutical company) ................................................              2,657
     4,432,135
Novartis AG (Registered) .....................................................................              3,339
5,565,368
UBS AG (Registered) (Provider of banking and management services) ............................
12,225          4,553,193
                                                                                                                        ------------
                                                                                                                          43,798,708
                                                                                                                        ------------

United Kingdom 14.7%
BOC Group PLC (Producer of industrial gases) .................................................            270,448
      3,687,045
British Airways PLC (Provider of passenger and cargo airline services) .......................
235,919          2,554,532
British Petroleum PLC (Major integrated world oil company) ...................................
45                657
Carlton Communications PLC (Television post production products and services) ................
  423,774          3,785,529
General Electric Co., PLC (Manufacturer of power, communications and defense
   equipment and other various electrical components) ........................................            795,771
      6,862,729
Glaxo Wellcome PLC (Pharmaceutical company) ..................................................
199,088          5,980,186
Imperial Chemical Industries PLC (Leading international chemical producer) ...................
137,858          2,214,346
Orange PLC* (Operator of digital mobile telephone network) ...................................
716,208          7,593,663
Pearson PLC (Diversified media and entertainment holding company) ............................
318,320          5,835,858
Pilkington PLC (Manufacturer of glass for building and transport markets) ....................
1,003,979          1,852,360
PowerGen PLC (Electric utility) ..............................................................            168,490
2,329,394
Reuters Holdings PLC (International news agency) .............................................            543,447
       6,215,645
Rio Tinto PLC (Mining and finance company) ...................................................            166,557
     1,877,176
Shell Transport & Trading PLC (Part owner of Royal Dutch Shell Co.) ..........................
431,900          3,043,225
SmithKline Beecham PLC (Manufacturer of ethical drugs and healthcare products) ...............
   373,521          4,562,131
WPP Group PLC (Advertising agency) ...........................................................          1,415,473
    9,282,313
Zeneca Group PLC (Manufacturer of pharmaceutical and agrochemical products and
   specialty chemicals) ......................................................................            184,893
7,940,171
                                                                                                                        ------------
                                                                                                                          75,616,960
                                                                                                                        ------------
Total Common Stocks (Cost $351,348,652) ......................................................
489,839,173
                                                                                                                        ------------
====================================================================================================================================

Total Investment Portfolio-- 100.0% (Cost $377,954,105) (a) ..................................
     515,633,191
                                                                                                                        ============
====================================================================================================================================

*     Non-income producing security.

** Floating rate notes are securities whose interest rates vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their rate as of June 30, 1998.

(a) At June 30, 1998, the net unrealized appreciation on investments based on cost for federal income tax purposes of $378,470,815 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an
         excess of market value over tax cost .................................................     $ 155,575,808

      Aggregate gross unrealized depreciation for all investments in which there is an
         excess of tax cost over market value .................................................        18,413,432
                                                                                                    -------------

      Net unrealized appreciation .............................................................     $ 137,162,376
                                                                                                    =============

================================================================================

      Purchases and sales of investment securities (excluding short-term investments), for the six months ended June 30, 1998, aggregated $130,830,168 and $134,646,033, respectively.

Currency Abbreviations
-------------------------------
JPY Japanese Yen

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------------------------

Assets
Investments, at market (identified cost $377,954,105) .......................    $    515,633,191
Foreign currency, at market (cost $634,891) .................................             626,379
Receivable for investments sold .............................................             861,041
Foreign taxes recoverable ...................................................           1,086,574
Dividend and interest receivable ............................................             839,764
Other assets ................................................................               7,583
                                                                                 ----------------
Total assets ................................................................         519,054,532

Liabilities
Payable for investments purchased ...........................................             697,932
Accrued management fee ......................................................             369,570
Other payables and accrued expenses .........................................             396,709
                                                                                 ----------------
Total liabilities ...........................................................           1,464,211
                                                                                 ----------------
Net assets, at market value .................................................    $    517,590,321
                                                                                 ================

Net Assets
Net assets consist of:
Undistributed net investment income (loss) ..................................           3,199,305
Net unrealized appreciation (depreciation) on:
Investments .................................................................         137,679,086
Foreign currency related transactions .......................................              (2,193)
Accumulated net realized gain ...............................................          10,452,746
Paid-in capital .............................................................         366,261,377
                                                                                 ----------------
Net assets, at market value .................................................    $    517,590,321
                                                                                 ================
Class A
Net asset value, offering and redemption price per share
   ($517,168,916 / 34,869,081 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) .....................              $14.83
                                                                                           ======
Class B
Net asset value, offering and redemption price per share
   ($421,405 / 28,481 outstanding shares of beneficial interest,
   no par value, unlimited number of shares authorized) .....................              $14.80
                                                                                           ======

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

Six Months Ended June 30, 1998 (Unaudited)
-------------------------------------------------------------------------------------------------

Investment Income
Income:
Dividends (net of foreign taxes withheld of $727,530) .........................  $      5,674,613
Interest (net of foreign taxes withheld of $1,185) ............................           542,148
                                                                                 ----------------
                                                                                        6,216,761
Expenses:
Management fee ................................................................         2,030,828
Custodian fees ................................................................           237,173
Accounting fees ...............................................................           190,574
Distribution fees (Class B) ...................................................               486
Trustees' fees and expenses ...................................................             8,834
Reports to shareholders .......................................................             3,000
Auditing ......................................................................            27,009
Legal .........................................................................             9,536
Other .........................................................................            34,286
                                                                                 ----------------
                                                                                        2,541,726
                                                                                 ----------------
Net investment income .........................................................         3,675,035
                                                                                 ----------------
Net realized and unrealized gain (loss) on investment transactions
Net realized gain (loss) from:
Investments ...................................................................        11,461,986
Foreign currency related transactions .........................................           (76,909)
                                                                                 ----------------
                                                                                       11,385,077
                                                                                 ----------------
Net unrealized appreciation (depreciation) during the period on:
Investments ...................................................................        73,247,735
Foreign currency related transactions .........................................            21,050
                                                                                 ----------------
                                                                                       73,268,785
                                                                                 ----------------
Net gain on investment transactions ...........................................        84,653,862
                                                                                 ----------------
Net increase (decrease) in net assets resulting from operations ...............  $     88,328,897
                                                                                 ================

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Six Months           Year
                                                                        Ended            Ended
                                                                    June 30, 1998     December 31,
Increase (Decrease) in Net Assets                                    (Unaudited)          1997
---------------------------------------------------------------------------------------------------
Operations:
Net investment income ...........................................  $    3,675,035    $    7,360,580
Net realized gain (loss) from investment transactions ...........      11,385,077       125,615,265
Net unrealized appreciation (depreciation) on investment
   transactions during the period ...............................      73,268,785       (70,385,972)
                                                                   --------------    --------------
Net increase in net assets resulting from operations ............      88,328,897        62,589,873
                                                                   --------------    --------------
Distributions to shareholders from:
Net investment income (Class A) .................................      (7,697,972)      (11,550,387)
                                                                   --------------    --------------
Net investment income (Class B) .................................          (6,202)               --
                                                                   --------------    --------------
Net realized gains from investment transactions (Class A) .......     (50,628,971)       (6,050,202)
                                                                   --------------    --------------
Net realized gains from investment transactions (Class B) .......         (42,421)               --
                                                                   --------------    --------------
Portfolio share transactions:
Class A
Proceeds from shares sold .......................................     306,836,308       326,908,941
Net asset value of shares issued to shareholders in
   reinvestment of distributions ................................      58,326,943        17,600,589
Cost of shares redeemed .........................................    (304,814,201)     (688,657,725)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Class A share
   transactions .................................................      60,349,050      (344,148,195)
                                                                   --------------    --------------
Class B*
Proceeds from shares sold .......................................          10,384           365,304
Net asset value of shares issued to shareholders in reinvestment
   of dividends .................................................          48,623                --
Cost of shares redeemed .........................................          (8,947)           (7,040)
                                                                   --------------    --------------
Net increase (decrease) in net assets from Class B share
   transactions .................................................          50,060           358,264
                                                                   --------------    --------------
Increase (decrease) in net assets ...............................      90,352,441      (298,800,647)
Net assets at beginning of period ...............................     427,237,880       726,038,527
                                                                   --------------    --------------
Net assets at end of period (including undistributed net
   investment income of $3,199,305 and $7,228,444,
   respectively) ................................................  $  517,590,321    $  427,237,880
                                                                   ==============    ==============
Other Information
Increase (decrease) in Portfolio shares
Class A
Shares outstanding at beginning of period .......................      30,264,570        54,809,210
                                                                   --------------    --------------
Shares sold .....................................................      21,500,218        23,224,538
Shares issued to shareholders in reinvestment of distributions ..       4,388,784         1,330,354
Shares redeemed .................................................     (21,284,491)      (49,099,532)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares .....................       4,604,511       (24,544,640)
                                                                   --------------    --------------
Shares outstanding at end of period .............................      34,869,081        30,264,570
                                                                   ==============    ==============
Class B*
Shares outstanding at beginning of period .......................          24,670                --
                                                                   --------------    --------------
Shares sold .....................................................             775            25,146
Shares issued to shareholders in reinvestment of distributions ..           3,664                --
Shares redeemed .................................................            (628)             (476)
                                                                   --------------    --------------
Net increase (decrease) in Portfolio shares .....................           3,811            24,670
                                                                   --------------    --------------
Shares outstanding at end of period .............................          28,481            24,670
                                                                   ==============    ==============

* For the period May 8, 1997 (commencement of sale of Class B shares) to December 31, 1997.

    The accompanying notes are an integral part of the financial statements.

                             INTERNATIONAL PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

    Class A (b)                        Six Months Ended                Years Ended December 31,
--------------------------              June 30, 1998   ----------------------------------------------------------
                                         (Unaudited)      1997        1996       1995        1994        1993
                                      ----------------------------------------------------------------------------

Net asset value, beginning of period ...   $14.11       $ 13.25     $ 11.82    $ 10.69     $ 10.85     $
8.12
                                           ------       -------     -------    -------     -------     -------
Income from investment operations:
Net investment income ..................      .11           .14         .12        .11         .06         .09
Net realized and unrealized gain
  (loss) on investment transactions ....     2.58          1.04        1.60       1.07        (.15)       2.90
                                           ------       -------     -------    -------     -------     -------
Total from investment operations .......     2.69          1.18        1.72       1.18        (.09)       2.99
                                           ------       -------     -------    -------     -------     -------
Less distributions:
From net investment income .............     (.26)         (.21)       (.29)      (.01)       (.07)       (.14)
In excess of net investment income             --            --          --         --          --        (.12)
From net realized gains on
  investment transactions ..............    (1.71)         (.11)         --       (.04)         --          --
                                           ------       -------     -------    -------     -------     -------
Total distributions ....................    (1.97)         (.32)       (.29)      (.05)       (.07)       (.26)
                                           ------       -------     -------    -------     -------     -------
Net asset value, end of period .........   $14.83       $ 14.11     $ 13.25    $ 11.82     $ 10.69     $
10.85
                                           ======       =======     =======    =======     =======
=======
Total Return (%) .......................    20.51**        9.07       14.78      11.11        (.85)      37.82
Ratios and Supplemental Data
Net assets, end of period
  ($ millions) .........................      517           427         726        548         472         238
Ratio of operating expenses to
  average daily net assets (%) .........     1.08*         1.00        1.05       1.08        1.08        1.20
Ratio of net investment income to
  average daily net assets (%) .........     1.56*          .94         .95        .95         .57         .91
Portfolio turnover rate (%) ............    57.31*        61.35       32.63      45.76       33.52       20.36

(a) Based on monthly average shares outstanding during the period.
(b) On May 8, 1997, existing shares were designated as Class A shares.
*   Annualized
**  Not annualized

                             INTERNATIONAL PORTFOLIO

The following table includes selected data for a share outstanding (a) throughout each period and other performance information derived from the financial statements.

            Class B
-----------------------------------                                                                  For the Period
                                                                                                       May 8, 1997
                                                                                                    (commencement of
                                                                                 Six Months Ended    sale of Class B
                                                                                  June 30, 1998        shares) to
                                                                                   (Unaudited)      December 31, 1997
                                                                                -------------------------------------

Net asset value, beginning of period .............................................    $14.08            $13.76
                                                                                      ------            ------
Income from investment operations:
Net investment income (loss) .....................................................       .10              (.00)
Net realized and unrealized gain (loss) on investment transactions ...............      2.58               .32
                                                                                      ------            ------
Total from investment operations .................................................      2.68               .32
                                                                                      ------            ------
Less distributions:
From net investment income .......................................................      (.25)               --
From net realized gains on investment transactions ...............................     (1.71)               --
                                                                                      ------            ------
Total distributions ..............................................................     (1.96)               --
                                                                                      ------            ------
Net asset value, end of period ...................................................    $14.80            $14.08
                                                                                      ======            ======
Total Return (%) .................................................................     20.47**            2.33**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........................................       .42               .35
Ratio of operating expenses to average daily net assets (%) ......................      1.33*             1.24*
Ratio of net investment income to average daily net assets (%) ...................      1.27*
(.00)(b)*
Portfolio turnover rate (%) ......................................................     57.31*            61.35**

(a) Based on monthly average shares outstanding during the period.
(b) Amount shown is less than one half of .01%.
*   Annualized
**  Not annualized

A. Significant Accounting Policies

Scudder Variable Life Investment Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Its shares are divided into seven separate diversified series, called "Portfolios." These financial statements report on five Portfolios which are the Money Market Portfolio, the Bond Portfolio, the Balanced Portfolio, the Capital Growth Portfolio and the International Portfolio.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of the financial statements for its Portfolios.

Multiple Classes Of Shares Of Beneficial Interest. The Fund offers one class of shares for the Money Market Portfolio and two classes of shares (Class A shares and Class B shares) for the other Portfolios. Class B shares are subject to a 12b-1 fee under the Investment Company Act of 1940, equal to an annual rate of up to 0.25% of the average daily net asset value of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees. Expenses are borne pro-rata on the basis of relative net assets by the holders of all classes of shares except that each class bears expenses unique to that class (including the applicable 12b-1 fee). In accordance with the Master Distribution Plan, the 12b-1 fees are remitted to the Participating Insurance Companies for various costs incurred or paid by the Participating Insurance Companies in connection with the distribution of Class B shares.

Security Valuation. The Money Market Portfolio values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Portfolio must adhere to certain conditions. Under this method, which does not take into account unrealized gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Securities in each of the remaining Portfolios are valued in the following manner:

Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities, other than money market instruments, purchased with original maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Their values have been estimated by the Board of Trustees in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

Options. The non-money market Portfolios may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised. During the period, the Bond and Balanced Portfolios purchased put options on U.S. Treasury Bonds as a hedge against potential adverse price movements in the value of each portfolio's assets. In addition, during the period, the Bond and Balanced Portfolios purchased call options on U.S. Treasury Bonds as a temporary substitute for purchasing selected investments.

If the Portfolio writes an option and the option expires unexercised, the Portfolio will realize income, in the form of a capital gain, to the extent of the amount received for the option (the "premium"). If the Portfolio elects to close out the option it would recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If the Portfolio purchased an option and allows the option to expire it would realize a loss to the extent of the premium paid. If the Portfolio elects to close out the option it would recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by the Portfolio upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, the Portfolio's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing the Portfolio's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked price or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations.

When the Portfolio writes a covered call option, the Portfolio foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When the Portfolio writes a put option it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Portfolio's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. The non-money market Portfolios may enter into futures contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Bond and Balanced Portfolios sold interest rate futures to hedge against declines in the value of portfolio securities. Also, during the period, the Bond and Balanced Portfolios purchased interest rate futures to manage the duration of each Portfolio.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Foreign Currency Translations. The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

      (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Capital Growth Portfolio and the International Portfolio utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its investment company taxable income to the separate accounts of the Participating Insurance Companies which hold its shares. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Money Market Portfolio is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. Dividends from the Bond Portfolio, Balanced Portfolio and the Capital Growth Portfolio are declared and paid quarterly in April, July, October and January. All of the net investment income of the International Portfolio normally will be declared and distributed as a dividend annually. During any particular year, net realized gains from investment transactions for each Portfolio, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed and, therefore, will be distributed to the Participating Insurance Companies.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. The differences primarily relate to investments in forward contracts, passive foreign investment companies, post October loss deferral, non-taxable distributions, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Portfolios may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Portfolio.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Expenses. Each Portfolio is charged for those expenses which are directly attributable to it, such as management fees and custodian fees, while other expenses (reports to shareholders, legal and audit fees) are allocated based on relative net asset value among the Portfolios.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All original issue discounts are accreted for both tax and financial reporting purposes.

B. Ownership of the Portfolios

At the end of the period, the beneficial ownership in the Portfolios was as follows:

Money Market Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 47% and 40%, respectively.

Bond Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 41%, 27%, and 11%, respectively.

Balanced Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding shares of the Portfolio, each owning 47%, 28% and 10%, respectively.

Capital Growth Portfolio: Two Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 20%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

International Portfolio: Three Participating Insurance Companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 39%, 20%, and 16%, respectively. One Participating Insurance Company was owner of record of 100% of the total outstanding Class B shares of the Portfolio.

C. Related Parties

Under the Fund's Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee, based on average daily net assets, equal to an annual rate of .370% for the Money Market Portfolio, .475% for the Bond Portfolio, .475% for the Balanced Portfolio, .475% for the first $500,000,000, .450% over $500,000,000 for the
Capital Growth Portfolio, and .875% for the first $500,000,000, .725% over $500,000,000 for the International Portfolio, computed and accrued daily and payable monthly. As manager of the assets of each Portfolio, the Adviser directs the investments of the Portfolios in accordance with their investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Portfolios. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement.

The Trustees authorized the Fund on behalf of each Portfolio to pay Scudder Fund Accounting Corp., a subsidiary of the Adviser, for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund.

Related fees for such services are detailed in each Portfolio's statement of operations.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. Allocated Trustees' fees and expenses for each Portfolio for the six months ended June 30, 1998 are detailed in each Portfolio's statement of operations.

D. Lines of Credit


The International Portfolio and several other Scudder Funds (the "Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The International Portfolio may borrow up to a maximum of 25 percent of its net assets under the agreement. In addition, the International Portfolio also maintains an uncommitted line of credit.

 About the Fund's Adviser
 -------------------------------------------------------------------------------


                            Scudder Kemper Investments, Inc., is one of the
                        largest and most experienced investment management organizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

                            Scudder Kemper Investments has a rich heritage of
                        innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

                            Scudder Kemper Investments, Inc., the global asset
                        management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States Government and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This information must be preceded or
accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


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